-----------------------------------------------------------------------

                              LOOMIS SAYLES FUNDS
                               FIXED INCOME FUNDS

                                   //  //  //

                               SEMI-ANNUAL REPORT
                                 MARCH 31, 1999

                                 //  BOND FUND
                              //  GLOBAL BOND FUND
                              //  HIGH YIELD FUND
                      //  INTERMEDIATE MATURITY BOND FUND
                         //  INVESTMENT GRADE BOND FUND
                            //  MUNICIPAL BOND FUND
                            //  SHORT-TERM BOND FUND
                      //  U.S. GOVERNMENT SECURITIES FUND

                           A FAMILY OF NO-LOAD FUNDS

                                  L O O M I S

                      -----------------------------------------------------
                                  S A Y L E S

                      -----------------------------------------------------
                                   F U N D S

                      -----------------------------------------------------

               ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111
                                800 - 633 - 3330

TABLE OF CONTENTS
-----------------------------------------------------------------------

  Corporate Overview..............................    1
  Letter from the President, Loomis Sayles
    Funds.........................................    2
  Economic and Market Overview....................    3
  Institutional Class Total Return vs. Lipper
    Category and Lipper Category Index............    6
  Fund and Manager Reviews........................    8
  Portfolio of Investments........................   24
  Statements of Assets and Liabilities............   62
  Statements of Operations........................   64
  Statements of Changes in Net Assets.............   66
  Financial Highlights............................   74
  Notes to Financial Statements...................   90
  Additional Fund Information.....................  101
  Board of Trustees and Officers..................  105

CORPORATE OVERVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES FUNDS
-------------------------------------------------------
Loomis Sayles Funds is a Boston-based family of 16 no-load mutual funds advised by Loomis, Sayles & Company, L.P. At Loomis Sayles Funds, we follow a simple strategy -- we pay close attention to what we hear from our clients and the marketplace, then work to deliver high-quality products and services that exceed expectations.

Our "listening harder" creed lets us design products and services that truly answer our clients' needs. We offer a broad range of no-load funds to complement your investment objectives and strategies. We believe we run one of the most responsive support organizations in the business, providing timely information and insightful solutions.

Beyond that, we're structured to take advantage of our institutional heritage. The research department at Loomis, Sayles & Company, L.P. provides our portfolio managers with the fundamental research they need to make sound investment decisions. Our portfolio managers not only manage mutual funds, they manage large institutional accounts that demand and appreciate the style consistency that follows from our disciplined investment approach.

FOR INFORMATION ABOUT:
    //  ESTABLISHING AN ACCOUNT
    //  ACCOUNT PROCEDURES AND STATUS
    //  EXCHANGES
    //  SHAREHOLDER SERVICES

PHONE 800-626-9390

FOR ALL OTHER INFORMATION ABOUT THE FUNDS:
PHONE 800-633-3330

To request any of the following, press or say the number

    /1/  Literature and Information

    /2/  Net Asset Values and Yields

    /3/  Speak to a Marketing Representative

    /4/  Advisory and Broker/Dealer Services

    /5/  Institutional and High Net Worth Operations, Trading and Client
         Services

As always, we are interested in your comments about the job we are doing and in answering any questions you may have. For more complete information about any of the Loomis Sayles Funds, including charges and expenses, please call Loomis Sayles Distributors, L.P. for a prospectus at 800-633-3330 Monday through Friday, 8:45 a.m. to 4:45 p.m. EST. Read it carefully before you invest or send money.

LETTER FROM THE PRESIDENT
-----------------------------------------------------------------------

DEAR SHAREHOLDERS,
-------------------------------------------------------
[PHOTO]
DANIEL J. FUSS
The bad news is that the last six months were relatively fruitless for most areas of fixed income. The good news is that the worst is behind us and things are looking brighter on the horizon. In fact, the Loomis Sayles Bond Fund has once again been rated a 5-star fund overall by Morningstar for the 5-year period ended March 31.

The degree of leverage in the bond market seems to be increasing once again. Dealers continue to be cautious and institutions that lend to hedge funds are still careful, but are slowly becoming more liberal than they were last fall. If this continues, market liquidity will further improve and spreads ought to narrow, allowing corporate yields to either fall faster or rise slower than treasury yields. Either scenario represents favorable price movements for corporate bonds.

Despite a floundering market, the Loomis Sayles Bond Fund performed very well in the past six months. Our motto has become "same bonds, new prices." The investments made in undervalued bonds earlier in 1998 bore fruit in the last six months. We had a strong fourth quarter as liquidity flowed back into the market, helping restore a modicum of rationality on valuation spreads. These two factors helped us produce positive performance relative to the rest of the market.

In the equity arena, growth stocks continue to be in favor over value. The technological revolution is almost solely responsible for the market's momentum. For the first quarter of 1999, only 172 stocks in the S&P 500 beat the capitalization-weighted index average. These stocks represent 34% of the equal-weighted index but 47% of the size-weighted index. On a size-weighted basis, Standard & Poor's classifies over 20% of the outperforming stocks as technology companies. Four of the seven largest contributors to the excess return of the market were Microsoft, America Online, EMC Corp. and Cisco Systems, all technology-related companies. Technology, with a return of nearly 12%, was the only industrial sector to exceed 8% for the first quarter.

There are some uncertainties for both the fixed income and equity markets. For instance, we cannot predict the outcome of the tragic situation in the Balkans, the effect of the Euro, the future of internet-related stocks or how soon or how much interest rates will fluctuate. Our best course of action is precaution. As a result of this uncertainty, we have attempted to position our funds to weather wider than normal market swings. The way in which we do this is to buy as much as we can that is not directly related to the markets -- without giving up potential performance. Looking forward, the funds are structured to take advantage of the above average spreads between U.S. Treasuries and everything else that exists in the current market.

It has been an exciting six months for Loomis Sayles Funds. Mutual fund assets were $2.3 billion at March 31. This represents a $170 million increase over the past six months. We attribute most of this growth to the Loomis Sayles Bond Fund on the fixed income side and Loomis Sayles Small and Mid-Cap Growth Funds on the equity side. With $2.3 billion in total net assets, we are proud of our accomplishments over the past six months and look forward to new challenges and achievements for the '99 fiscal year.

Sincerely,

           [SIG]
Daniel J. Fuss

President,
Loomis Sayles Funds

ECONOMIC AND MARKET OVERVIEW
-----------------------------------------------------------------------
-----------------------------------------------------------------------

LOOMIS SAYLES MARKET AND ECONOMIC OVERVIEW
SEMI-ANNUAL REPORT FOR THE PERIOD ENDING MARCH 31, 1999
-------------------------------------------------------

CAPITAL MARKETS REVIEW -- OCTOBER 1998 TO MARCH 1999
The stock market continued to defy conventional wisdom as it racked up its fourth consecutive year of returns in excess of 23% (as measured by the Standard & Poor's 500 Index). The 190% rise in this index over the last four calendar years is the second highest in history, trailing only the 200% return of 1933-1936. Blue-chip stocks continued to lead the way, especially in the technology, retail, and financial services industries.

The bond market was a bit more tumultuous, with the overall theme being that of a reversal of the trends that developed in the third quarter. The summer of 1998 was marked by fears of global economic collapse, and saw a "flight to quality" that benefited U.S. Treasury securities at the expense of bonds with any type of credit risk. For the six months ended March 31, 1999, Treasury bonds lost 1.51% while investment grade corporate bonds were only down 1.07%. However, both high-yield bonds (+3.98%) and mortgage-backed securities (+1.80%) saw gains (as measured by their respective Lehman Brothers indices).

U.S. AND GLOBAL ECONOMIC REVIEW
The worries of the summer saw a double-dip in the stock market, with the second low coming on October 8, nearly 20% below its July 17 high. An earlier cut in interest rates of 0.25% by the Fed did nothing to appease investors, who were expecting a larger cut. So on October 15th, for the first time in six and a half years, the Fed cut rates between meetings, and the market took off. The S&P 500 was up 4.2% on October 15th alone, and nearly all of that came in the last two hours of trading.

The latest country to give rise to currency concerns was Brazil, where devaluation of its currency was expected to become a worst-case reality, particularly in light of the failed IMF policies in Indonesia. But a relief and reform package put together by G-7 nations provided enough temporary relief there to see the country through the end of the year.

On the home front, the United States continued to see an unprecedented combination of low unemployment and low inflation. GDP growth remained strong, and the only "losers" in that scenario were ordinary bond investors, who got little return from their coupons, and had little economic basis to expect further interest rate cuts. In fact, despite no further Fed action, the yield on the 30-year treasury got as low as 4.7% in November. This level had never been seen since the Treasury Department began issuing 30-year bonds in 1973. If you extrapolate yield curves throughout history, the last time the U.S. saw comparably low interest rates was in 1963-64. A great contributor to the downward movement in rates was the fact that, for the first time since 1969, the federal government took in more money than it spent.

-----------------------------------------------------------------------

January didn't see much market news. The Denver Broncos won their second consecutive Super Bowl, which used to be a sure indication that the market was headed for a down year. Since 1967, the market has gone down in 4 of the 8 years in which an original AFC team won the Super Bowl, compared to only 2 negative years out of the other 24. However, the S&P 500 still rose 5% in the first quarter.

In February, the depressed oil industry got a boost when OPEC announced that they would cut production by 2.3 million barrels per day, or close to 3%, in order to provide some price support and ease a world oversupply. The price of crude oil, which had been trading near $11 per barrel, quickly rose to around $15. Energy stocks in the S&P 500 were up 14.7% in March alone.

The OPEC announcement renewed inflationary fears among investors, who were no doubt skittish about low interest rates anyway. And the uncertainty surrounding the military conflict in Kosovo certainly didn't help. The 30-year Treasury, which began the year at 5.09%, hit the 5.70% mark in early March, thereby making February one of the worst months in history for U.S. Treasury bonds. But the bad news for Treasuries was good news for corporate bonds, as continuing economic strength helped tighten spreads. Investors shook off the credit risk fears that had worked their way into the market last summer, and the effects of three interest rate cuts in 1998 were finally being felt in the form of increased liquidity in early 1999. Demand for investment grade debt increased, as evidenced by the success of the record $8 billion AT&T deal and several other over-subscribed new offerings.

Merger activity continued its torrid pace of the past few years, with the following pairings grabbing headlines over the past six months: America Online and Netscape; Exxon and Mobil; Travelers Group and Citibank; British Petroleum and Amoco; and BankBoston and Fleet Financial Group.

MARKET TECHNICALS
Since 1994, the U.S. stock market has been in a cycle in which returns have been driven by a small number of very large companies in a limited number of industry groups. In the first quarter of 1999, only 172 of the stocks in the S&P 500 outperformed the index as a whole, and in the past four years, only the largest 68 stocks in the index have received a positive contribution from their size alone. Compounding this situation is the fact that so many of these stocks are concentrated in the areas of financial services, technology, healthcare, consumer staples, and communications. And the triple-whammy is that these stocks are trading at valuation levels which tend to be very unappealing for price-sensitive investors.

This situation has created misery for active managers, who often look for hidden values in somewhat smaller companies that are not quite as widely known as the "nifty-fifty" type names. Additionally, with these high-performance industries representing such a large percentage of the overall market, managers often feel it

-----------------------------------------------------------------------

imprudent to increase exposure above market levels. Many explanations have been offered for this phenomenon. Some recurring themes include:

- A CYCLICAL PATTERN, whereby high overall market returns lessen the need for investors to absorb the perceived extra risk of smaller companies. A comparable period was 1946-1957, when large stocks averaged 14.6% per year, compared to 10.1% for small stocks.

- INCREASED TRADING ACTIVITY AMONG INDIVIDUAL INVESTORS, who tend to gravitate toward more recognizable names and are more inclined to seek "hot stories" than cheap valuations. In this sense, recent years compare to the pronounced boom in large stocks that took place in 1969-1972.

- A FLOOD OF FOREIGN CAPITAL OUT OF WEAK ASIAN MARKETS AND INTO THE UNITED STATES MARKETS. Foreign investors tend to emphasize liquidity and have demonstrated a preference for simply participating in the U.S. stock market by holding stocks in large recognizable companies.

- NASDAQ REFORMS, which reduced the number of market makers for smaller companies, making trading in these stocks more difficult and sometimes unprofitable.

- GREATER DIVERSIFICATION AMONG LARGER COMPANIES, which reduces the opportunities for small companies to find a specialized niche in which to grow.

Regardless of what theory one might choose to believe, market conditions have been difficult for active managers lately. Even with perfect clairvoyance in 1994, prudent managers would have had to make a decision between constructing portfolios that would outperform and constructing portfolios that were adequately diversified. And since adequate diversification can be predicted with much more accuracy than can future returns, they took the sensible road that lately has not been rewarded.

Credit markets returned to a greater state of normalcy, as first quarter returns in the corporate bond market showed an inverse relationship with credit strength; in other words, lower-rated bonds provided higher returns. While this relationship is both normal and logical, the fact that is often overlooked is that a well-diversified portfolio of medium-grade bonds can actually outperform a higher-grade portfolio over time with less volatility. In fact, since 1982, corporate bonds rated BBB have provided 8% more (annualized) return than bonds rated AAA, with 7% less volatility.

Mortgage bonds, which tend to do best in periods of stable or slightly rising interest rates, also had a good six months after lagging corporate bonds for most of this decade. After the rapid fall in interest rates over the last two years and the subsequent wave of mortgage refinancing, most of the risk of prepayments has been flushed out of the market.

INSTITUTIONAL CLASS
-----------------------------------------------------------------------

TOTAL RETURN(1) VS. LIPPER CATEGORY AND
LIPPER CATEGORY INDEX(2)
-------------------------------------------------------

                                   GLOBAL   HIGH
                            BOND    BOND    YIELD
--------------------------------------------------
SIX MONTHS
  LOOMIS SAYLES             9.48   13.92    16.20
  Lipper Category Average   0.44    1.24    5.74
  Lipper Category Index     0.63    1.37    6.44
ONE YEAR
  LOOMIS SAYLES             4.47   11.58    -7.98
  Lipper Category Average   4.07    2.43    -1.94
  Rank                     55/108  2/141   237/266
  Percentile                 51      2       90
  Lipper Category Index     3.95    2.56    -1.23
THREE YEARS
  LOOMIS SAYLES            10.83   10.28     N/A
  Lipper Category Average   7.45    5.83
  Rank                      1/67   7/112
  Percentile                 1       7
  Lipper Category Index     7.47    6.24
FIVE YEARS
  LOOMIS SAYLES            11.62    9.69     N/A
  Lipper Category Average   7.61    6.27
  Rank                      1/42    2/69
  Percentile                 1       3
  Lipper Category Index     7.61    6.58
MODIFIED INCEPTION(3)
  LOOMIS SAYLES            13.01    9.71    4.33
  Lipper Category Average   9.17    6.90    7.16
  Rank                      1/22    1/29   155/169
  Percentile                 1       1       92
  Lipper Category Index     8.50    7.07    7.83
ACTUAL INCEPTION(4)
  LOOMIS SAYLES            12.88    9.62    4.77

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(1) Total return assumes reinvestment of dividends and capital gains distributions. Total return shown for periods of one year or less represents cumulative total return. Total return for periods greater than one year represents average annual total return. Total returns shown reflect, if any, the effect of fee waivers and/or expense reimbursements. Absent such fee waivers and/or expense reimbursements, total return would have been lower.
(2) The Lipper Category total return represents the average total return for all funds in each Fund's corresponding investment category as determined by Lipper Analytical Services, Inc. The Lipper Category Index total return represents the average total return of 30 funds in each Fund's corresponding investment category as determined by Lipper Analytical Services, Inc. Rankings are based on the total retun of each Fund for the period relative to the total return of all funds in that Fund's corresponding investment category.*
*Source: Lipper Analytical Services

-------------------------------------------------------

                           INTERMEDIATE   INVESTMENT               SHORT-
                             MATURITY       GRADE      MUNICIPAL    TERM     U.S. GOVERNMENT
                               BOND          BOND        BOND       BOND       SECURITIES
--------------------------------------------------------------------------------------------
SIX MONTHS
  LOOMIS SAYLES                1.93          6.05        0.49       0.02          -2.24
  Lipper Category Average     -0.45          0.44        0.58       1.34          -1.61
  Lipper Category Index       -0.29          0.63        0.71       1.51          -1.35
ONE YEAR
  LOOMIS SAYLES                2.84          3.45        5.67       5.13          5.73
  Lipper Category Average      5.15          4.07        4.87       5.13          5.29
  Rank                       244/257        74/108      36/252     68/109        58/182
  Percentile                    95            69          15         63            32
  Lipper Category Index        5.80          3.95        5.12       5.26          5.26
THREE YEARS
  LOOMIS SAYLES                N/A           N/A         7.16       6.16          8.68
  Lipper Category Average                                6.73       5.75          6.66
  Rank                                                  53/201      17/83         4/146
  Percentile                                              27         21             3
  Lipper Category Index                                  7.01       6.01          6.79
FIVE YEARS
  LOOMIS SAYLES                N/A           N/A         7.11       6.26          8.29
  Lipper Category Average                                6.81       5.69          6.58
  Rank                                                  51/146      7/60          4/100
  Percentile                                              35         12             4
  Lipper Category Index                                  7.02       5.78          6.45
MODIFIED INCEPTION(3)
  LOOMIS SAYLES                5.29          9.05        7.42       5.81          9.54
  Lipper Category Average      6.84          6.99        7.27       5.34          7.21
  Rank                       193/200         4/82        32/89      6/33          1/57
  Percentile                    97            5           36         19             1
  Lipper Category Index        7.18          3.66        7.35       5.57          6.89
ACTUAL INCEPTION(4)
  LOOMIS SAYLES                5.29          9.05        7.45       5.80          9.53

(3) Modified inception reflects the nearest Lipper reporting period following actual inception. Lipper performance is reported as of month end.
(4)  Actual Inception Dates:
    Bond Fund ...................................................   May 16, 1991
    Global Bond Fund ............................................   May 10, 1991
    High Yield Fund .......................................   September 11, 1996
    Intermediate Maturity Bond Fund ........................   December 31, 1996
    Investment Grade Bond Fund .............................   December 31, 1996
    Municipal Bond Fund .........................................   May 29, 1991
    Short-Term Bond Fund ......................................   August 3, 1992
    U.S. Government Securities Fund .............................   May 21, 1991

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES BOND FUND
-------------------------------------------------------
[PHOTO]  DANIEL J. FUSS
[PHOTO]  KATHLEEN C. GAFFNEY

                                KEY FUND FACTS

                                OBJECTIVE: High total investment return

                                STRATEGY: Invests in debt securities, although up to 20% of total assets may be in preferred stocks.

                                FUND INCEPTION DATE: 5/16/91

                                COMMENCEMENT OF OPERATIONS OF CLASS:
                                Institutional - 5/16/91, Retail - 1/2/97, Admin.
                                - 1/2/98

EXPENSE RATIO: Institutional - 0.73%, Retail - 1.00%, Admin. - 1.25%

TOTAL NET ASSETS (ALL CLASSES): $1,601.9 MM

PERFORMANCE
The Institutional Class of the Loomis Sayles Bond Fund generated a 9.48% return for the six-month period from October 1, 1998 through March 31, 1999, significantly outperforming the -1.07% return of the Lehman Brothers Government/Corporate Bond Index. The Retail and Admin Classes also outperformed the index, returning 9.25% and 9.12% for the same period, respectively. The Fund's structural and issue diversity allowed it to outperform its benchmark due primarily to its Asian and emerging markets holdings. These securities rebounded from their lows in the summer of 1998, and we believe there will be continued strong performance from this market sector.

PORTFOLIO REVIEW
The Federal Reserve Bank cut interest rates three times in the fourth quarter, ending the "flight to quality" and causing investors to shift their focus from Treasuries to other segments of the market. Yield spreads versus Treasuries narrowed dramatically, with lower rated bonds posting the strongest performance. In our portfolios, it was just a case of "same bonds, different prices." We did not initiate any dramatic repositioning when liquidity dried up last fall, rather, we attempted to capitalize on the deeply discounted nature of the market by buying issues of companies/countries that we believed would weather the crisis the best. This strategy has benefited us so far, particularly in the Yankee sector, where we had been accumulating positions since the "Asian Contagion" began in July, 1997. Korea had its sovereign rating and several of its corporate issuer's debt ratings upgraded due to their success in implementing fiscal reforms and stabilizing their currency. The Fund's energy exposure, which has been hampered by soft demand from Asia and a prolonged weakness in oil prices, rebounded nicely in March. The Fund has maintained a considerable position in Canadian government and provincial debt, due to Canada's strong credit profile and the liquidity and call protection that these bonds provide.

PORTFOLIO POSITIONING
Although yield spreads have tightened recently, they remain wide by historical standards, particularly in the Yankee and commodity-sensitive sectors. These sectors, along with telecommunications and cable/media continue to be our areas of focus. The Fund remains well diversified across 276 issues and 19 countries.

    [SIGNATURE]   [SIGNATURE]
Daniel J. Fuss    Kathleen C. Gaffney

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED MARCH 31, 1999

                                                                      SINCE
                           6 MONTHS   1 YEAR   3 YEARS   5 YEARS   INCEPTION(a)
-------------------------------------------------------------------------------
  Loomis Sayles Bond Fund
    (Institutional)          9.48      4.47     10.83     11.62       12.88
  Loomis Sayles Bond Fund
    (Retail)                 9.25      4.12      NA        NA          9.04
  Loomis Sayles Bond Fund
    (Admin)                  9.12      3.86      NA        NA          6.13
  Lipper BBB Rated Bond
    Fund Index(b)            0.63      3.95     7.47      7.61         8.50
  Lehman Brothers
    Government/Corp. Bond
    Index(c)                -1.07      6.55     7.75      7.73         8.31

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO MARCH 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           LIPPER BBB RATED   LOOMIS SAYLES BOND   LEHMAN BROTHERS GOVERNMENT/

            BOND FUND INDEX         FUND(d)              CORP. BOND INDEX
5/31/91           $10,000.00           $10,000.00                    $10,000.00

6/30/91            $9,974.70            $9,849.40                     $9,989.18

7/31/91           $10,083.63           $10,090.36                    $10,114.47

8/31/91           $10,326.78           $10,502.01                    $10,347.55

9/30/91           $10,551.34           $10,522.09                    $10,563.71

10/31/91          $10,647.88           $10,814.79                    $10,658.12

11/30/91          $10,733.58           $10,702.24                    $10,764.33

12/31/91          $11,136.76           $10,931.19                    $11,127.42

1/31/92           $11,001.51           $11,102.16                    $10,962.40

2/29/92           $11,062.43           $11,379.98                    $11,020.62

3/31/92           $11,025.26           $11,294.50                    $10,960.43

4/30/92           $11,082.56           $11,456.07                    $11,025.73

5/31/92           $11,307.64           $11,793.98                    $11,239.73

6/30/92           $11,473.35           $11,837.58                    $11,404.36

7/31/92           $11,788.77           $12,221.61                    $11,696.05

8/31/92           $11,897.18           $12,332.72                    $11,800.49

9/30/92           $12,041.21           $12,399.38                    $11,961.58

10/31/92          $11,829.55           $12,255.16                    $11,779.05

11/30/92          $11,843.49           $12,379.75                    $11,769.61

12/31/92          $12,040.18           $12,493.01                    $11,971.02

1/31/93           $12,302.94           $12,927.13                    $12,231.44

2/28/93           $12,593.06           $13,180.37                    $12,485.37

3/31/93           $12,671.01           $13,445.67                    $12,527.66

4/30/93           $12,766.00           $13,650.50                    $12,624.04

5/31/93           $12,796.46           $13,870.67                    $12,617.35

6/30/93           $13,084.00           $14,164.23                    $12,903.73

7/31/93           $13,205.83           $14,508.41                    $12,986.14

8/31/93           $13,513.51           $14,769.71                    $13,284.32

9/30/93           $13,552.74           $14,794.60                    $13,330.54

10/31/93          $13,646.69           $15,017.94                    $13,385.02

11/30/93          $13,489.75           $15,081.20                    $13,233.76

12/31/93          $13,580.61           $15,268.65                    $13,291.59

1/31/94           $13,816.01           $15,872.95                    $13,491.62

2/28/94           $13,515.04           $15,604.37                    $13,198.16

3/31/94           $13,129.93           $15,040.36                    $12,875.39

4/30/94           $12,971.45           $14,703.08                    $12,768.78

5/31/94           $12,938.41           $14,648.47                    $12,745.18

6/30/94           $12,884.72           $14,607.51                    $12,715.28

7/31/94           $13,105.15           $14,829.91                    $12,969.40

8/31/94           $13,156.77           $15,052.08                    $12,974.71

9/30/94           $12,975.06           $14,871.57                    $12,778.22

10/31/94          $12,933.76           $14,802.86                    $12,764.06

11/30/94          $12,899.17           $14,605.11                    $12,741.24

12/31/94          $12,963.70           $14,647.04                    $12,825.23

1/31/95           $13,172.78           $14,953.10                    $13,071.49

2/28/95           $13,473.75           $15,390.33                    $13,374.59

3/31/95           $13,579.58           $15,725.54                    $13,464.28

4/30/95           $13,823.76           $16,300.03                    $13,652.12

5/31/95           $14,420.01           $17,174.30                    $14,224.29

6/30/95           $14,528.94           $17,411.39                    $14,337.98

7/31/95           $14,494.87           $17,362.17                    $14,282.71

8/31/95           $14,708.08           $17,723.25                    $14,465.44

9/30/95           $14,880.50           $18,159.56                    $14,612.37

10/31/95          $15,078.73           $18,339.88                    $14,826.96

11/30/95          $15,326.01           $18,889.62                    $15,071.05

12/31/95          $15,578.97           $19,328.18                    $15,293.11

1/31/96           $15,704.93           $19,721.35                    $15,388.31

2/29/96           $15,374.54           $19,123.73                    $15,061.80

3/31/96           $15,261.12           $19,139.46                    $14,935.33

4/30/96           $15,163.70           $18,984.47                    $14,832.85

5/31/96           $15,153.32           $19,192.21                    $14,807.87

6/30/96           $15,326.96           $19,447.89                    $15,005.54

7/31/96           $15,364.93           $19,437.62                    $15,040.55

8/31/96           $15,357.31           $19,600.14                    $15,003.57

9/30/96           $15,664.65           $20,209.12                    $15,270.28

10/31/96          $16,040.65           $20,883.67                    $15,626.68

11/30/96          $16,398.29           $21,696.46                    $15,914.44

12/31/96          $16,239.66           $21,317.55                    $15,737.03

1/31/97           $16,291.26           $21,300.33                    $15,755.72

2/28/97           $16,384.19           $21,610.28                    $15,788.96

3/31/97           $16,131.21           $21,265.89                    $15,601.32

4/30/97           $16,369.50           $21,543.36                    $15,829.48

5/31/97           $16,556.99           $22,017.03                    $15,977.19

6/30/97           $16,803.83           $22,508.25                    $16,168.96

7/31/97           $17,384.84           $23,666.09                    $16,663.64

8/31/97           $17,154.56           $23,147.72                    $16,476.59

9/30/97           $17,456.32           $23,898.46                    $16,735.63

10/31/97          $17,633.62           $23,818.20                    $17,003.72

11/30/97          $17,719.80           $23,945.18                    $17,093.21

12/31/97          $17,909.92           $24,023.77                    $17,272.59

1/31/98           $18,138.50           $24,323.36                    $17,516.09

2/28/98           $18,131.85           $24,585.51                    $17,480.49

3/31/98           $18,223.88           $24,941.28                    $17,534.38

4/30/98           $18,301.93           $25,035.65                    $17,622.50

5/31/98           $18,458.45           $25,035.65                    $17,811.91

6/30/98           $18,593.89           $25,054.67                    $17,993.06

7/31/98           $18,579.43           $24,787.52                    $18,007.42

8/31/98           $18,444.41           $23,007.31                    $18,359.30

9/30/98           $18,824.66           $23,800.67                    $18,884.27

10/31/98          $18,592.48           $23,731.20                    $18,750.91

11/30/98          $18,936.23           $25,182.10                    $18,862.63

12/31/98          $18,983.31           $25,151.93                    $18,908.85

1/31/99           $19,148.49           $25,614.98                    $19,043.19

2/28/99           $18,734.19           $25,151.93                    $18,590.60

3/31/99           $18,942.95           $26,056.98                    $18,682.85

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a): Inception date of the Institutional Class of shares is May 16, 1991. Since Lipper and Lehman Brothers Government/Corporate Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail and Admin Classes of shares are December 31, 1996 and January 2, 1998, respectively.
 (b): Source: Lipper Analytical Services.
 (c): Lehman Brothers Government/Corporate Bond Index is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes of shares would be lower, due to the higher fees paid by the Retail and Admin Classes of shares.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES GLOBAL BOND FUND
-------------------------------------------------------
[PHOTO]  E. JOHN DEBEER

                KEY FUND FACTS

                OBJECTIVE: High total investment return

                STRATEGY: Invests primarily in investment grade fixed income obligations (including convertibles) denominated in various currencies, including U.S. dollars or multicurrency units.

                FUND INCEPTION DATE: 5/10/91

                COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 5/10/91, Retail - 1/2/97

                EXPENSE RATIO: Institutional - 0.90%, Retail - 1.15%

                TOTAL NET ASSETS (ALL CLASSES): $41.2 MM

PERFORMANCE
The Institutional Class of the Loomis Sayles Global Bond Fund returned 13.92% for the six-month period from October 1, 1998 through March 31, 1999, far outpacing the Lipper Average Global Income Fund at 1.24% and the Salomon Brothers World Government Bond Index at -0.45%. The Retail Class also outperformed, returning 13.75% for the same period. We attribute much of this stellar performance to the Asian recovery.

PORTFOLIO REVIEW
We continued to maintain the Fund's overall asset allocation over the past six months, making few portfolio changes. We bought Colt Telecom during the last quarter of 1998 and sold Korean bonds to buy Tenaga and Thai Farmers Bank in the first quarter of 1999. We gradually eliminated our currency hedges during the first quarter, so the net European currency exposure rose from 30.2% on 12/31/98 to 33.7% on 3/31/99.

The Asian recovery has been the primary factor driving the Fund's performance for the past six months. The key structural elements in the Asian economy are high savings rates (sometimes 30%), a hard-working labor force and strong exporting capabilities. These factors were not heavily influenced by the fiscal and economic turmoil of late 1997 and 1998. In fact, the turmoil gave us the opportunity to buy good credits trading at distressed levels in Japan, Korea, Thailand and the Philippines.

PORTFOLIO POSITIONING
The Fund's duration is currently slightly longer than the market at 6.2 years, with the average yield to maturity at 7.4% and an average portfolio quality of AA3. We continue to maintain our high exposure to Asia because we believe the Asian economic and financial recovery is only beginning. European exposure is also high at approximately 35% of the portfolio. While European bond performance has been surprisingly weak, we believe the Euro will eventually strengthen to the point where it will take its place alongside the dollar as one of the world's reserve currencies.
[SIGNATURE]
E. John deBeer

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED MARCH 31, 1999

                                                                       SINCE
                           6 MONTHS   1 YEAR    3 YEARS   5 YEARS   INCEPTION(a)
--------------------------------------------------------------------------------
  Loomis Sayles Global
    Bond Fund
    (Institutional)         13.92      11.58     10.28     9.69         9.62
  Loomis Sayles Global
    Bond Fund (Retail)      13.75      11.32      NA        NA          7.18
  Lipper Global Income
    Fund Index(b)            1.37      2.56      6.24      6.58         7.07
  Salomon Brothers World
    Government Bond
    Index(c)                -0.45      9.99      5.47      7.00         8.82

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO MARCH 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             LIPPER GLOBAL                          SALOMON BROTHERS

              INCOME FUND       LOOMIS SAYLES:      WORLD GOVERNMENT

                 INDEX       GLOBAL BOND FUND(d)       BOND INDEX
5/31/1991        $10,000.00            $10,000.00          $10,000.00

6/30/1991         $9,828.52             $9,560.00           $9,895.36

7/31/1991         $9,978.77             $9,860.00          $10,106.84

8/31/1991        $10,124.94            $10,000.00          $10,302.42

9/30/1991        $10,453.21            $10,530.00          $10,705.51

10/31/1991       $10,565.90            $10,580.87          $10,817.65

11/30/1991       $10,577.33            $10,822.03          $10,986.74

12/31/1991       $10,939.90            $11,687.29          $11,558.04

1/31/1992        $10,758.62            $11,266.22          $11,352.74

2/29/1992        $10,808.43            $11,173.79          $11,289.61

3/31/1992        $10,750.45            $11,112.17          $11,169.96

4/30/1992        $10,832.11            $11,214.63          $11,249.87

5/31/1992        $11,059.12            $11,603.52          $11,595.12

6/30/1992        $11,224.89            $12,044.96          $11,919.62

7/31/1992        $11,418.42            $12,351.14          $12,197.32

8/31/1992        $11,491.91            $12,222.26          $12,538.60

9/30/1992        $11,355.54            $11,846.36          $12,664.43

10/31/1992       $11,338.39            $11,995.50          $12,320.50

11/30/1992       $11,224.07            $11,731.86          $12,124.92

12/31/1992       $11,325.33            $11,785.91          $12,197.33

1/31/1993        $11,476.40            $11,808.75          $12,410.13

2/28/1993        $11,740.16            $12,060.00          $12,654.28

3/31/1993        $11,860.20            $12,356.93          $12,848.54

4/30/1993        $12,004.74            $12,734.89          $13,120.06

5/31/1993        $12,136.21            $12,815.78          $13,251.63

6/30/1993        $12,292.18            $12,388.20          $13,223.37

7/31/1993        $12,435.08            $12,248.94          $13,263.11

8/31/1993        $12,733.14            $12,899.74          $13,659.58

9/30/1993        $12,724.16            $13,190.27          $13,821.73

10/31/1993       $12,895.64            $13,422.30          $13,798.21

11/30/1993       $12,811.53            $13,293.91          $13,699.31

12/31/1993       $13,094.89            $13,508.21          $13,815.87

1/31/1994        $13,255.76            $13,764.70          $13,927.13

2/28/1994        $12,809.90            $13,361.65          $13,836.18

3/31/1994        $12,411.40            $13,007.46          $13,816.31

4/30/1994        $12,315.04            $12,922.29          $13,832.20

5/31/1994        $12,226.03            $12,637.60          $13,710.79

6/30/1994        $12,121.51            $12,192.00          $13,908.58

7/31/1994        $12,219.50            $12,268.06          $14,019.40

8/31/1994        $12,221.95            $12,217.83          $13,970.83

9/30/1994        $12,254.61            $12,155.05          $14,071.93

10/31/1994       $12,373.83            $12,192.72          $14,297.54

11/30/1994       $12,319.93            $12,343.40          $14,101.07

12/31/1994       $12,151.71            $12,330.84          $14,139.92

1/31/1995        $12,168.86            $12,255.50          $14,436.61

2/28/1995        $12,339.53            $12,230.39          $14,806.15

3/31/1995        $12,659.63            $11,966.70          $15,685.62

4/30/1995        $12,965.04            $12,506.65          $15,976.13

5/31/1995        $13,393.75            $13,260.06          $16,425.58

6/30/1995        $13,383.13            $13,109.38          $16,522.27

7/31/1995        $13,484.39            $13,460.97          $16,561.12

8/31/1995        $13,435.39            $13,900.46          $15,992.03

9/30/1995        $13,659.95            $14,176.71          $16,349.20

10/31/1995       $13,785.71            $14,339.95          $16,471.05

11/30/1995       $14,021.71            $14,942.68          $16,657.36

12/31/1995       $14,308.33            $15,278.87          $16,831.75

1/31/1996        $14,475.73            $15,641.06          $16,623.80

2/29/1996        $14,222.59            $15,319.12          $16,539.03

3/31/1996        $14,234.10            $15,399.61          $16,516.07

4/30/1996        $14,355.87            $15,694.72          $16,450.29

5/31/1996        $14,397.06            $15,788.62          $16,453.82

6/30/1996        $14,537.19            $16,150.81          $16,583.18

7/31/1996        $14,686.07            $16,123.98          $16,901.06

8/31/1996        $14,819.77            $16,298.37          $16,966.84

9/30/1996        $15,101.40            $16,792.29          $17,035.71

10/31/1996       $15,407.18            $17,196.92          $17,354.47

11/30/1996       $15,782.10            $17,736.43          $17,583.17

12/31/1996       $15,742.44            $17,573.83          $17,441.01

1/31/1997        $15,607.92            $17,360.38          $16,974.79

2/28/1997        $15,619.47            $17,644.98          $16,847.64

3/31/1997        $15,425.36            $17,488.45          $16,719.61

4/30/1997        $15,469.84            $17,403.07          $16,573.03

5/31/1997        $15,691.66            $17,801.50          $17,023.36

6/30/1997        $15,882.34            $18,199.93          $17,226.45

7/31/1997        $16,015.79            $18,399.15          $17,092.23

8/31/1997        $15,934.35            $18,185.70          $17,082.08

9/30/1997        $16,273.69            $18,555.68          $17,445.88

10/31/1997       $16,257.04            $18,299.54          $17,807.91

11/30/1997       $16,258.18            $18,242.62          $17,534.62

12/31/1997       $16,311.58            $17,979.31          $17,481.64

1/31/1998        $16,432.35            $18,374.46          $17,651.62

2/28/1998        $16,573.38            $18,724.02          $17,795.11

3/31/1998        $16,643.23            $18,511.25          $17,618.95

4/30/1998        $16,775.47            $18,754.42          $17,900.63

5/31/1998        $16,755.52            $18,693.63          $17,942.57

6/30/1998        $16,705.16            $18,313.68          $17,969.06

7/31/1998        $16,777.92            $18,480.86          $17,992.90

8/31/1998        $16,175.68            $17,386.60          $18,482.97

9/30/1998        $16,839.05            $18,131.31          $19,465.75

10/31/1998       $16,982.64            $19,164.78          $20,042.35

11/30/1998       $17,161.97            $19,955.08          $19,759.45

12/31/1998       $17,343.94            $19,883.18          $20,157.30

1/31/1999        $17,380.82            $20,277.56          $19,972.23

2/28/1999        $16,934.97            $19,998.21          $19,330.33

3/31/1999        $17,069.81            $20,655.51          $19,379.10

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a): Inception date of the Institutional Class of shares is May 10, 1991. Since Lipper and Salomon Brothers World Government Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail Class of shares is December 31, 1996.
 (b): Source: Lipper Analytical Services.
 (c): Salomon Brothers World Government Bond Index is a capitalization-weighted index which tracks the performance of 14 government bond markets. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES HIGH YIELD FUND
-------------------------------------------------------
[PHOTO]  DANIEL J. FUSS
[PHOTO]  KATHLEEN C. GAFFNEY

                                KEY FUND FACTS
                                OBJECTIVE: High total investment return
                                STRATEGY: Invests in debt securities, although up to 20% of total assets may be in preferred stocks and up to 10% in common stocks. The Fund normally invests at least 65% of its assets in fixed income securities of below investment grade quality.
                                FUND INCEPTION DATE: 9/11/96
COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 9/11/96
EXPENSE RATIO: Institutional - 0.75%
TOTAL NET ASSETS: $19.3 MM

PERFORMANCE
October 1, 1998 through March 31, 1999 was a successful period for the High Yield Fund. The Institutional Class of the Fund returned 16.20% for this period, significantly outperforming the 3.98% return of the Merrill Lynch High Yield Master Index. Much of this excess return came from recoveries in various market sectors that were temporarily beaten down last summer during a short-lived "flight to quality".

PORTFOLIO REVIEW
Credit spreads have tightened considerably since the recessionary levels reached during the global liquidity crisis last fall. The Federal Reserve Bank's three consecutive cuts in short-term interest rates over the past six months ended the "flight to quality" and alleviated some of the pressure on capital-starved regions in Southeast Asia and Latin America. This had a positive impact on the Fund, which had suffered as a result of the recent illiquidity in the high yield market.

Our Yankee positions strengthened as capital began to flow freely again, which helped stabilize currencies in Asia and Latin America and allowed them to begin rebuilding their struggling economies. The stock market rebounded sharply from its October lows, giving a boost to our significant convertible bond exposure. The Fund's focus in the telecommunications sector also paid off, as demand increased in response to new technological advances, rapid industry growth, and improving fundamentals. Commodity-sensitive issues, particularly energy related credits, lagged as a result of the supply/demand imbalances plaguing the oil industry. However, we began to see a firming of oil prices in March, and if inflationary pressures begin to materialize, we believe the Fund's exposure will provide attractive returns as well as a sound hedge against inflation.

PORTFOLIO POSITIONING
Although yield spreads have tightened recently, they remain wide by historical standards, particularly in the Yankee and commodity-sensitive sectors. The portfolio continues to focus on individual credit specifics while attempting to capitalize on cyclical changes in sectors/sovereigns to capture attractive yields and lock them in for extended periods of time.

    [SIGNATURE]   [SIGNATURE]
Daniel J. Fuss    Kathleen C. Gaffney

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED MARCH 31, 1999

                                                             SINCE
                                     6 MONTHS   1 YEAR    INCEPTION(a)
----------------------------------------------------------------------
  Loomis Sayles High Yield Fund
    (Institutional)                   16.20      -7.98        4.77
  Lipper High Current Yield Fund
    Index(b)                           6.44      -1.23        7.83
  Merrill Lynch High Yield Master
    Index(c)                           3.98      1.94         8.59

CUMULATIVE PERFORMANCE - SEPTEMBER 30, 1996 TO MARCH 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              LIPPER HIGH                     MERRILL LYNCH

             CURRENT YIELD   LOOMIS SAYLES     HIGH YIELD

              FUND INDEX    HIGH YIELD FUND   MASTER INDEX
9/30/1996       $10,000.00        $10,000.00     $10,000.00

10/31/1996      $10,047.67         $9,930.90     $10,109.59

11/30/1996      $10,220.81        $10,148.08     $10,313.98

12/31/1996      $10,346.76        $10,172.76     $10,393.34

1/31/1997       $10,449.36        $10,192.88     $10,473.21

2/28/1997       $10,624.81        $10,213.00     $10,620.13

3/31/1997       $10,394.67        $10,152.63     $10,502.18

4/30/1997       $10,483.20        $10,211.89     $10,621.71

5/31/1997       $10,760.60        $10,489.28     $10,835.77

6/30/1997       $10,944.94        $10,756.39     $11,000.74

7/31/1997       $11,236.88        $11,265.10     $11,264.73

8/31/1997       $11,262.43        $11,275.56     $11,245.02

9/30/1997       $11,535.21        $11,662.57     $11,431.28

10/31/1997      $11,489.98        $11,354.51     $11,507.14

11/30/1997      $11,573.40        $11,482.45     $11,616.05

12/31/1997      $11,709.83        $11,332.64     $11,726.27

1/31/1998       $11,937.33        $11,399.83     $11,900.91

2/28/1998       $12,049.84        $11,724.58     $11,950.02

3/31/1998       $12,224.48        $12,082.92     $12,053.00

4/30/1998       $12,262.63        $12,029.40     $12,110.25

5/31/1998       $12,249.08        $11,766.40     $12,194.57

6/30/1998       $12,270.58        $11,514.83     $12,254.96

7/31/1998       $12,354.29        $11,383.71     $12,324.85

8/31/1998       $11,412.85         $9,673.81     $11,793.02

9/30/1998       $11,344.42         $9,568.41     $11,816.54

10/31/1998      $11,086.88         $9,752.98     $11,622.41

11/30/1998      $11,737.92        $10,533.22     $12,151.76

12/31/1998      $11,701.27        $10,289.90     $12,155.79

1/31/1999       $11,913.20        $10,583.17     $12,275.98

2/28/1999       $11,865.26        $10,608.67     $12,182.35

3/31/1999       $12,074.45        $11,118.70     $12,287.33

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a): Inception date of the Institutional Class of shares is September 11, 1996. Since Lipper and Merrill Lynch High Yield Master Index performance data is not available coincident with this date, comparative performance is presented from September 30, 1996.
 (b): Source: Lipper Analytical Services.
 (c): Merrill Lynch High Yield Master Index consists of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND
-------------------------------------------------------
[PHOTO]  ANTHONY J. WILKINS

                KEY FUND FACTS

                OBJECTIVE: High total investment return

                STRATEGY: Invests in investment grade debt securities, with a dollar-weighted average maturity between three and ten years.

                FUND INCEPTION DATE: 12/31/96

                COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 1/2/97, Retail - 1/2/97

                EXPENSE RATIO: Institutional - 0.55%, Retail - 0.80%

                TOTAL NET ASSETS (ALL CLASSES): $10.0 MM

PERFORMANCE
For the six-month period from October 1, 1998 through March 31, 1999, the Institutional Class of the Intermediate Maturity Bond Fund returned 1.93%, outpacing the 0.10% return of the Lehman Brothers Government/Corporate Intermediate Bond Index. The Retail Class also outperformed the Index, returning 1.71% for the same period. This was almost exclusively attributable to spread compression in all non-Treasury sectors of the bond market.

PORTFOLIO REVIEW
The beginning of October was marked by a massive, global "flight to quality". This flight was triggered by recession in Asia, Russia's default, and the subsequent de-coupling of markets (Treasuries fared well while corporate bonds did not) that occurred as investors who previously borrowed money to buy bonds sold them to repay their debts. Fortunately, the Federal Reserve Bank stepped in with three consecutive interest rate cuts, which provided much needed liquidity for the market. During the first quarter, diminished expectations of future interest rate cuts, rising Japanese bond yields, and a stronger than expected domestic economy, led investors to swap out of particularly rich Treasuries into other segments of the market.

The Fund was well positioned to benefit from this transition. The Fund's mortgage and asset-backed positions had a positive impact on performance, outperforming similar duration Treasuries on a relative basis. The Fund's modest Yankee allocation also provided a boost to returns, with Korea Development Bank rallying after being upgraded to investment grade status. RJR Nabisco bonds rallied following the company's announcement that it planned to spin off its domestic tobacco unit and sell its international tobacco unit, allowing the company to de-leverage and avoid possible future costly litigation. The Fund's exposure to the REIT sector also proved beneficial as REIT spreads bounced back in the first quarter of 1999, following a disappointing 1998.

PORTFOLIO POSITIONING
We will continue to focus on call-protected undervalued bonds that offer good yield advantage. The duration of the Portfolio remains longer than that of the benchmark index. This is done to capture the higher yield offered by extending out along the corporate curve and enhance capital appreciation should yield spreads narrow.
[SIGNATURE]
Anthony J. Wilkins

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED MARCH 31, 1999

                                                            SINCE
                                     6 MONTHS   1 YEAR   INCEPTION(a)
---------------------------------------------------------------------
  Loomis Sayles Intermediate
    Maturity Bond Fund
    (Institutional)                    1.93      2.84        5.29
  Loomis Sayles Intermediate
    Maturity Bond Fund (Retail)        1.71      2.59        5.05
  Lipper Intermediate Investment
    Grade Bond Fund Index(b)          -0.29      5.80        7.18
  Lehman Brothers Government/Corp.
    Intermediate Bond Index(c)         0.10      6.57        7.12

CUMULATIVE PERFORMANCE - DECEMBER 31, 1996 TO MARCH 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                          LEHMAN BROTHERS

             LIPPER INTERMEDIATE      LOOMIS SAYLES       GOVERNMENT/CORP.

              INVESTMENT GRADE    INTERMEDIATE MATURITY     INTERMEDIATE

                 Bond Fund Index           Bond Fund(d)          Bond Index

12/31/1996            $10,000.00             $10,000.00          $10,000.00

1/31/1997             $10,031.01             $10,060.00          $10,038.86

2/28/1997             $10,055.69             $10,080.00          $10,058.04

3/31/1997              $9,947.62              $9,990.00           $9,988.64

4/30/1997             $10,083.94             $10,106.37          $10,105.99

5/31/1997             $10,173.64             $10,228.01          $10,189.90

6/30/1997             $10,293.97             $10,339.51          $10,282.90

7/31/1997             $10,566.36             $10,574.08          $10,492.11

8/31/1997             $10,470.18             $10,502.36          $10,439.37

9/30/1997             $10,621.03             $10,625.31          $10,560.76

10/31/1997            $10,748.79             $10,585.81          $10,677.73

11/30/1997            $10,780.37             $10,606.57          $10,701.33

12/31/1997            $10,878.47             $10,642.54          $10,786.88

1/31/1998             $11,022.64             $10,759.26          $10,928.20

2/28/1998             $11,006.71             $10,812.31          $10,919.87

3/31/1998             $11,047.36             $10,918.42          $10,954.95

4/30/1998             $11,098.97             $10,969.02          $11,009.84

5/31/1998             $11,199.06             $11,022.90          $11,090.60

6/30/1998             $11,288.28             $11,033.68          $11,161.39

7/31/1998             $11,311.38             $11,059.37          $11,200.76

8/31/1998             $11,464.61             $10,895.12          $11,376.79

9/30/1998             $11,721.63             $11,015.57          $11,662.59

10/31/1998            $11,626.79             $10,968.82          $11,651.11

11/30/1998            $11,684.76             $11,080.18          $11,650.23

12/31/1998            $11,734.76             $11,067.60          $11,697.04

1/31/1999             $11,807.56             $11,124.95          $11,761.27

2/28/1999             $11,596.80             $11,033.20          $11,588.40

3/31/1999             $11,688.01             $11,228.17          $11,674.84

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a):Inception date of the Institutional and Retail Classes of shares is December 31, 1996.
 (b):Source: Lipper Analytical Services.
 (c):Lehman Brothers Government/Corporate Intermediate Bond Index consists of those bonds held within the Lehman Brothers Government/Corporate Bond Index which have an average maturity of 1-10 years. The Lehman Brothers Government/Corporate Bond Index consists of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.
(d):Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE BOND FUND
-------------------------------------------------------
[PHOTO]  DANIEL J. FUSS

                KEY FUND FACTS

                OBJECTIVE: High total investment return

                STRATEGY: Invests in investment grade debt securities, including convertibles, although up to 20% of assets may be in preferred stocks.

                FUND INCEPTION DATE: 12/31/96

                COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 1/2/97, Retail - 1/2/97

                EXPENSE RATIO: Institutional - 0.55%, Retail - 0.80%

                TOTAL NET ASSETS (ALL CLASSES): $6.1 MM

PERFORMANCE
October 1, 1998 through March 31, 1999 was a challenging period for fixed income investors. Volatility in global markets brought uncertainty, which meant even purchasing high quality bonds did not guarantee positive results. The Institutional Class of the Investment Grade Bond Fund posted a 6.05% return in this environment, topping the -1.07% return of the Lehman Brothers Government/Corporate Bond Index. The Retail Class also outperformed the index, posting a 5.83% return for the same period.

PORTFOLIO REVIEW
The Federal Reserve Bank cut interest rates three times from September to December, ending the "flight to quality" and causing investors to shift their focus from Treasuries to other segments of the market. Heavy new issuance was offset by robust mutual fund inflows and strong institutional demand for corporate debt. The Fund's considerable position in Canadian government and provincial debt appreciated significantly over the past six months, due to Canada's improving credit profile, strengthening Canadian dollar, and attractive debt structure, which featured both good call protection and liquidity. The Fund's modest Yankee allocation provided a boost to performance as well, with bonds such as Enersis and Telekom Malaysia posting double-digit gains. Finally, the Fund's exposure to the REIT sector added value as yield spreads in this sector narrowed considerably over the last six months.

PORTFOLIO POSITIONING
We believe that the Fund is strongly positioned to take advantage of global market conditions. The Fund remains underweighted in Treasuries relative to the benchmark, primarily because we believe there are better values and more attractive yields in other segments of the market. We continue to focus on the Yankee, Energy, REIT, and Canadian government and provincial sectors. The Portfolio is well diversified across sectors and countries. The Fund has a longer average maturity and duration than its benchmark, the Lehman Government/Corporate Bond Index, to capture additional yield and lock it in through the call protection inherent in longer maturity bonds.
[SIGNATURE]
Daniel J. Fuss

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED MARCH 31, 1999

                                                            SINCE
                                     6 MONTHS   1 YEAR   INCEPTION(a)
---------------------------------------------------------------------
  Loomis Sayles Investment Grade
    Bond Fund (Institutional)          6.05      3.45        9.05
  Loomis Sayles Investment Grade
    Bond Fund (Retail)                 5.83      3.10        8.75
  Lipper BBB Rated Bond Fund
    Index(b)                           0.63      3.95        3.66
  Lehman Brothers Government/Corp.
    Bond Index(c)                     -1.07      6.55        7.92

CUMULATIVE PERFORMANCE - DECEMBER 31, 1996 TO MARCH 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              LIPPER BBB     LOOMIS SAYLES     LEHMAN BROTHERS

              RATED BOND   INVESTMENT GRADE    GOVERNMENT/CORP.

              FUND INDEX     BOND FUND(d)         BOND INDEX

12/31/1996     $10,000.00         $10,000.00          $10,000.00

1/31/1997      $10,031.77          $9,950.00          $10,011.87

2/28/1997      $10,088.99         $10,150.00          $10,032.99

3/31/1997       $9,933.21          $9,940.00           $9,913.75

4/30/1997      $10,079.95         $10,132.65          $10,058.73

5/31/1997      $10,195.40         $10,325.17          $10,152.59

6/30/1997      $10,347.40         $10,598.75          $10,274.45

7/31/1997      $10,705.18         $11,280.87          $10,588.79

8/31/1997      $10,563.38         $10,971.81          $10,469.93

9/30/1997      $10,749.20         $11,280.88          $10,634.54

10/31/1997     $10,858.37         $11,443.30          $10,804.90

11/30/1997     $10,911.44         $11,422.42          $10,861.77

12/31/1997     $11,028.51         $11,450.61          $10,975.76

1/31/1998      $11,169.26         $11,569.55          $11,130.49

2/28/1998      $11,165.16         $11,601.99          $11,107.87

3/31/1998      $11,221.83         $11,742.55          $11,142.12

4/30/1998      $11,269.89         $11,785.12          $11,198.11

5/31/1998      $11,366.27         $11,861.93          $11,318.47

6/30/1998      $11,449.67         $11,839.98          $11,433.58

7/31/1998      $11,440.77         $11,700.18          $11,442.70

8/31/1998      $11,357.63         $11,198.74          $11,666.30

9/30/1998      $11,591.78         $11,455.03          $11,999.89

10/31/1998     $11,448.81         $11,347.42          $11,915.15

11/30/1998     $11,660.48         $11,723.01          $11,986.14

12/31/1998     $11,689.47         $11,829.13          $12,015.51

1/31/1999      $11,791.19         $12,018.21          $12,100.88

2/28/1999      $11,536.07         $11,876.40          $11,813.29

3/31/1999      $11,664.62         $12,148.20          $11,871.91

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a): Inception date of the Institutional and Retail Classes of shares is December 31, 1996.
 (b): Source: Lipper Analytical Services.
 (c): Lehman Brothers Government/Corporate Bond Index consists of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES MUNICIPAL BOND FUND
-------------------------------------------------------
[PHOTO]  MARTHA F. HODGMAN

                KEY FUND FACTS

                OBJECTIVE: Current income

                STRATEGY: Invests in fixed income securities the income of which is exempt from federal income tax.

                FUND INCEPTION DATE: 5/29/91

                COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 5/29/91

                EXPENSE RATIO: Institutional - 0.57%

                TOTAL NET ASSETS: $10.7 MM

PERFORMANCE
For the six-month period from October 1, 1998 through March 31, 1999, the Loomis Sayles Municipal Bond Fund's 0.49% return closely tracked the Lipper General Municipal Bond Fund Average's 0.58% return and slightly trailed the 1.49% return of the Lehman Brothers Municipal Bond Index. Unlike the taxable bond market, the municipal bond market experienced falling interest rates due primarily to a supply shortage. High interest rate exposure due to long maturities and low coupons (discount bonds) paid off the best for the Fund's performance during the period.

PORTFOLIO REVIEW
Over the past six months, the municipal bond market has been stable, with demand keeping pace with issuance and credit trends remaining positive as state and local finances continue to benefit from the strong economy. In the taxable markets, long-term U.S. Treasury yields traded in about a 100-basis-point range, as demand ebbed and flowed in response to world events such as the volatility in emerging markets last fall, the continued strength in the U.S. economy, and the crisis in Yugoslavia.

The Fund's slight underperformance over the past six months was due primarily to our preference for longer maturity, and therefore higher yielding, bonds. The best performing sector of the market was issues maturing in five years or less. The Fund held few of these issues because their yields were so low. And, with last year's rally, many longer term issues are trading to call dates in 8 to 10 years, a fairly common occurrence. When market yields fall and bonds trade above par, the likelihood of the bonds being called increases to the point where the call date is more relevant than the maturity date. This trend, coupled with strong intermediate issuance has led to a glut in intermediate-term issues, which weakened performance for this segment of the market. Consequently, the Fund's intermediate term bonds had a negative effect on overall performance.

PORTFOLIO POSITIONING
We anticipate that the oversupply of intermediate bonds will subside, and as they work their way through the market their performance should improve. We believe this is a temporary situation and will continue to maintain our portfolio strategy of seeking well-researched issues that provide extra yield and good call protection.
[SIGNATURE]
Martha F. Hodgman

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED MARCH 31, 1999

                                                                      SINCE
                           6 MONTHS   1 YEAR   3 YEARS   5 YEARS   INCEPTION(a)
-------------------------------------------------------------------------------
  Loomis Sayles Municipal
    Bond Fund
    (Institutional)          0.49      5.67     7.16      7.11         7.45
  Lipper General
    Municipal Bond Fund
    Index(b)                 0.71      5.12     7.01      7.02         7.35
  Lehman Brothers
    Municipal Bond
    Index(c)                 1.49      6.20     7.43      7.62         7.70

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO MARCH 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           LIPPER GENERAL    LOOMIS SAYLES   LEHMAN BROTHERS

           MUNICIPAL BOND   MUNICIPAL BOND      MUNICIPAL

             FUND INDEX          FUND           BOND INDEX
5/31/91         $10,000.00       $10,000.00        $10,000.00

6/30/91          $9,971.05       $10,010.56         $9,990.14

7/31/91         $10,096.80       $10,131.13        $10,111.76

8/31/91         $10,227.97       $10,300.36        $10,245.06

9/30/91         $10,366.08       $10,418.25        $10,378.73

10/31/91        $10,462.88       $10,527.58        $10,471.86

11/30/91        $10,475.85       $10,521.37        $10,501.08

12/31/91        $10,727.34       $10,780.40        $10,726.42

1/31/92         $10,720.71       $10,763.94        $10,750.89

2/29/92         $10,735.79       $10,796.51        $10,754.54

3/31/92         $10,741.22       $10,777.01        $10,758.56

4/30/92         $10,842.54       $10,876.56        $10,854.25

5/31/92         $10,992.71       $11,058.32        $10,982.08

6/30/92         $11,199.57       $11,236.95        $11,166.15

7/31/92         $11,593.09       $11,706.58        $11,501.05

8/31/92         $11,407.03       $11,499.54        $11,388.93

9/30/92         $11,453.17       $11,540.57        $11,463.43

10/31/92        $11,251.13       $11,315.39        $11,350.58

11/30/92        $11,537.00       $11,668.34        $11,554.01

12/31/92        $11,682.05       $11,791.00        $11,671.98

1/31/93         $11,819.56       $11,921.59        $11,807.84

2/28/93         $12,292.99       $12,367.41        $12,234.78

3/31/93         $12,151.56       $12,175.86        $12,105.49

4/30/93         $12,280.32       $12,343.79        $12,227.47

5/31/93         $12,344.85       $12,413.08        $12,296.13

6/30/93         $12,562.57       $12,625.39        $12,501.75

7/31/93         $12,555.63       $12,593.83        $12,517.82

8/31/93         $12,838.18       $12,895.50        $12,778.59

9/30/93         $12,986.24       $13,065.25        $12,924.31

10/31/93        $13,007.35       $13,079.76        $12,949.14

11/30/93        $12,876.48       $12,915.43        $12,834.83

12/31/93        $13,134.31       $13,148.62        $13,105.82

1/31/94         $13,279.36       $13,311.06        $13,255.56

2/28/94         $12,953.99       $12,971.03        $12,912.26

3/31/94         $12,412.10       $12,422.09        $12,386.35

4/30/94         $12,453.11       $12,493.49        $12,491.53

5/31/94         $12,562.87       $12,647.37        $12,599.63

6/30/94         $12,483.56       $12,580.59        $12,522.57

7/31/94         $12,698.87       $12,828.92        $12,752.29

8/31/94         $12,739.28       $12,833.05        $12,796.48

9/30/94         $12,542.07       $12,614.10        $12,608.76

10/31/94        $12,302.34       $12,358.95        $12,384.88

11/30/94        $12,049.34       $12,138.90        $12,160.64

12/31/94        $12,341.54       $12,441.29        $12,428.34

1/31/95         $12,716.67       $12,803.74        $12,783.70

2/28/95         $13,096.02       $13,179.95        $13,155.49

3/31/95         $13,216.94       $13,255.70        $13,306.69

4/30/95         $13,216.94       $13,259.59        $13,322.39

5/31/95         $13,639.11       $13,663.99        $13,747.50

6/30/95         $13,486.22       $13,498.68        $13,627.34

7/31/95         $13,573.97       $13,613.68        $13,756.26

8/31/95         $13,728.67       $13,742.11        $13,930.83

9/30/95         $13,815.21       $13,833.93        $14,018.85

10/31/95        $14,034.14       $14,049.22        $14,222.64

11/30/95        $14,313.68       $14,339.65        $14,458.94

12/31/95        $14,478.02       $14,499.23        $14,597.72

1/31/96         $14,547.68       $14,616.36        $14,708.02

2/29/96         $14,442.44       $14,468.96        $14,608.68

3/31/96         $14,220.89       $14,231.95        $14,422.05

4/30/96         $14,160.83       $14,159.75        $14,381.15

5/31/96         $14,169.93       $14,163.82        $14,375.67

6/30/96         $14,301.26       $14,283.26        $14,532.35

7/31/96         $14,424.49       $14,454.76        $14,663.83

8/31/96         $14,416.69       $14,420.77        $14,660.54

9/30/96         $14,636.67       $14,603.17        $14,865.43

10/31/96        $14,799.60       $14,776.88        $15,033.43

11/30/96        $15,058.82       $15,069.52        $15,308.80

12/31/96        $14,996.02       $14,982.58        $15,244.16

1/31/97         $14,993.81       $14,991.65        $15,273.01

2/28/97         $15,125.58       $15,120.86        $15,413.25

3/31/97         $14,938.98       $14,902.12        $15,207.63

4/30/97         $15,067.50       $15,032.05        $15,335.09

5/31/97         $15,283.83       $15,283.49        $15,565.91

6/30/97         $15,464.72       $15,441.56        $15,731.72

7/31/97         $15,928.56       $15,949.90        $16,167.42

8/31/97         $15,747.33       $15,726.37        $16,015.86

9/30/97         $15,945.22       $15,955.67        $16,205.77

10/31/97        $16,051.02       $16,033.62        $16,310.22

11/30/97        $16,142.63       $16,153.02        $16,406.27

12/31/97        $16,404.24       $16,455.78        $16,645.49

1/31/98         $16,561.95       $16,617.99        $16,817.14

2/28/98         $16,561.73       $16,597.65        $16,822.25

3/31/98         $16,579.09       $16,576.71        $16,837.22

4/30/98         $16,478.30       $16,455.32        $16,761.25

5/31/98         $16,745.73       $16,761.84        $17,026.40

6/30/98         $16,805.82       $16,811.63        $17,093.60

7/31/98         $16,838.72       $16,847.65        $17,136.33

8/31/98         $17,101.18       $17,172.35        $17,401.11

9/30/98         $17,304.18       $17,430.73        $17,618.05

10/31/98        $17,241.06       $17,348.88        $17,617.68

11/30/98        $17,298.99       $17,398.10        $17,679.40

12/31/98        $17,329.29       $17,471.25        $17,723.96

1/31/99         $17,518.43       $17,715.11        $17,934.69

2/28/99         $17,419.54       $17,556.27        $17,856.53

3/31/99         $17,427.46       $17,516.42        $17,881.00

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a): Inception date of the Loomis Sayles Municipal Bond Fund is May 29, 1991. Since Lipper and Lehman Brothers Municipal Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991.
 (b): Source: Lipper Analytical Services.
 (c): Lehman Brothers Municipal Bond Index is computed from prices on approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligations bonds, 27% insured and 13% prerefunded bonds. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES SHORT-TERM BOND FUND
-------------------------------------------------------
[PHOTO]  JOHN HYLL

                KEY FUND FACTS

                OBJECTIVE: High total investment return

                STRATEGY: Invest in debt securities (including convertibles), although up to 20% may be invested in non-convertible preferred stocks.

                FUND INCEPTION DATE: 8/3/92

                COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 8/3/92, Retail - 1/2/97

                EXPENSE RATIO: Institutional - 0.29%, Retail - 0.55%

                TOTAL NET ASSETS (ALL CLASSES): $28.9 MM

PERFORMANCE
For the six-month period from October 1, 1998 through March 31, 1999, both the Institutional Class and the Retail Class of the Loomis Sayles Short-Term Bond Fund lagged the 1.52% return of the Lehman Brothers 1-3 Year Government/Corporate Bond Index returning 0.02% and -0.11%, respectively. Unlike the rest of the yield curve, bonds with very short maturities (less than two years) did not experience a dramatic rise in interest rates.

PORTFOLIO REVIEW
During the past six months ending March 31, 1999, interest rates increased substantially due to the unanticipated strength in the U.S. economy and expectations that the Federal Reserve Bank would step in and tighten the money supply further to restrain credit. The Fund's longer average maturity did not help performance during this period of substantially rising rates. While the Fund's allocation to corporate and mortgage securities boosted returns, strong performance in these sectors was not enough to overcome the negative effects of rising interest rates.

The Fund increased its allocation to the corporate sector during this period with an emphasis in the finance, chemical, energy and real estate areas. Chemical and energy issues, in particular, were purchased at attractive prices due to downward pricing pressures in both industries. Financials performed well as valuations rebounded significantly from last year's lows.

PORTFOLIO POSITIONING
Since June of 1998, we have increased the Fund's corporate allocation from approximately 43% to approximately 60% as of March 31, 1999. The average maturity of the Fund is 2.89 years, which is near its maximum allowable limit of 3 years.

The Fund is well-positioned for an environment of moderate economic growth with low inflationary pressures. We expect to maintain the Fund's average maturity near the longer end of its range with an emphasis on increasing our exposure to corporate securities.
[SIGNATURE]
John Hyll

-----------------------------------------------------------------------
AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED MARCH 31, 1999

                                                                      SINCE
                           6 MONTHS   1 YEAR   3 YEARS   5 YEARS   INCEPTION(a)
-------------------------------------------------------------------------------
  Loomis Sayles
    Short-Term Bond Fund
    (Institutional)          0.02      5.13     6.16      6.26         5.80
  Loomis Sayles
    Short-Term Bond Fund
    (Retail)                -0.11      4.86      NA        NA          5.92
  Lipper Short Investment
    Grade Bond Fund
    Index(b)                 1.51      5.26     6.01      5.78         5.57
  Lehman Brothers 1-3
    Year Government/
    Corp. Bond Index(c)      1.52      6.19     6.36      6.26         5.69

CUMULATIVE PERFORMANCE - AUGUST 31, 1992 TO MARCH 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               LIPPER SHORT      LOOMIS SAYLES     LEHMAN BROTHERS 1-3

             INVESTMENT GRADE   SHORT-TERM BOND   YEAR GOVERNMENT/CORP.

              BOND FUND INDEX       FUND(d)             BOND INDEX
9/30/1992           $10,000.00        $10,000.00              $10,000.00

10/31/1992           $9,944.84         $9,917.55               $9,940.00

11/30/1992           $9,958.28         $9,881.64               $9,926.08

12/31/1992          $10,033.95         $9,948.95              $10,019.38

1/31/1993           $10,152.05        $10,076.76              $10,126.59

2/28/1993           $10,261.66        $10,228.40              $10,209.63

3/31/1993           $10,311.87        $10,271.01              $10,242.30

4/30/1993           $10,366.32        $10,334.99              $10,306.83

5/31/1993           $10,385.41        $10,336.58              $10,283.12

6/30/1993           $10,474.51        $10,411.02              $10,361.27

7/31/1993           $10,533.20        $10,434.33              $10,385.10

8/31/1993           $10,628.67        $10,529.79              $10,472.33

9/30/1993           $10,663.32        $10,559.49              $10,505.84

10/31/1993          $10,717.06        $10,611.74              $10,530.00

11/30/1993          $10,722.01        $10,610.63              $10,533.16

12/31/1993          $10,791.31        $10,640.96              $10,576.34

1/31/1994           $10,862.03        $10,714.64              $10,644.03

2/28/1994           $10,801.21        $10,648.56              $10,579.10

3/31/1994           $10,719.18        $10,592.87              $10,524.09

4/30/1994           $10,677.46        $10,560.64              $10,484.10

5/31/1994           $10,689.48        $10,577.03              $10,498.78

6/30/1994           $10,697.97        $10,619.42              $10,526.08

7/31/1994           $10,759.49        $10,728.69              $10,621.87

8/31/1994           $10,816.77        $10,782.99              $10,657.98

9/30/1994           $10,801.92        $10,773.04              $10,634.53

10/31/1994          $10,819.60        $10,803.84              $10,658.99

11/30/1994          $10,800.51        $10,814.47              $10,614.22

12/31/1994          $10,775.05        $10,830.56              $10,634.39

1/31/1995           $10,885.37        $10,951.12              $10,780.08

2/28/1995           $11,014.07        $11,106.11              $10,928.85

3/31/1995           $11,074.89        $11,182.67              $10,991.14

4/30/1995           $11,169.65        $11,267.53              $11,090.06

5/31/1995           $11,374.02        $11,456.91              $11,276.82

6/30/1995           $11,444.03        $11,530.29              $11,345.64

7/31/1995           $11,480.80        $11,546.78              $11,390.97

8/31/1995           $11,557.88        $11,631.67              $11,460.00

9/30/1995           $11,613.04        $11,692.68              $11,516.66

10/31/1995          $11,722.65        $11,777.08              $11,612.27

11/30/1995          $11,821.65        $11,898.09              $11,712.21

12/31/1995          $11,903.68        $11,978.91              $11,801.02

1/31/1996           $12,010.46        $12,107.08              $11,901.99

2/29/1996           $11,966.62        $12,025.09              $11,856.66

3/31/1996           $11,913.46        $11,993.02              $11,848.01

4/30/1996           $11,922.09        $11,998.21              $11,859.96

5/31/1996           $11,945.81        $11,968.83              $11,887.36

6/30/1996           $12,031.70        $12,090.15              $11,974.31

7/31/1996           $12,081.02        $12,111.77              $12,020.88

8/31/1996           $12,123.73        $12,133.94              $12,065.18

9/30/1996           $12,239.91        $12,281.78              $12,175.62

10/31/1996          $12,371.36        $12,444.43              $12,177.89

11/30/1996          $12,474.21        $12,569.81              $12,405.37

12/31/1996          $12,479.62        $12,539.94              $12,407.43

1/31/1997           $12,543.36        $12,592.71              $12,467.39

2/28/1997           $12,585.66        $12,632.32              $12,498.30

3/31/1997           $12,572.61        $12,594.33              $12,488.62

4/30/1997           $12,673.24        $12,701.31              $12,591.03

5/31/1997           $12,758.18        $12,795.25              $12,679.01

6/30/1997           $12,847.30        $12,902.07              $12,767.20

7/31/1997           $12,993.35        $13,085.73              $12,908.96

8/31/1997           $13,002.56        $13,073.30              $12,921.12

9/30/1997           $13,104.51        $13,208.09              $13,017.56

10/31/1997          $13,185.04        $13,317.08              $13,114.39

11/30/1997          $13,217.72        $13,362.54              $13,147.36

12/31/1997          $13,296.95        $13,435.95              $13,234.11

1/31/1998           $13,412.06        $13,600.76              $13,361.86

2/28/1998           $13,430.57        $13,595.77              $13,372.57

3/31/1998           $13,485.29        $13,650.31              $13,424.91

4/30/1998           $13,548.34        $13,703.60              $13,491.26

5/31/1998           $13,621.24        $13,786.08              $13,564.61

6/30/1998           $13,682.28        $13,868.19              $13,634.67

7/31/1998           $13,742.69        $13,922.74              $13,698.13

8/31/1998           $13,836.25        $14,078.36              $13,855.55

9/30/1998           $13,982.54        $14,347.37              $14,042.03

10/31/1998          $13,963.92        $14,257.90              $14,102.82

11/30/1998          $13,999.91        $14,283.44              $14,100.35

12/31/1998          $14,060.34        $14,330.59              $14,154.95

1/31/1999           $14,131.08        $14,375.03              $14,215.32

2/28/1999           $14,084.93        $14,212.33              $14,155.36

3/31/1999           $14,194.24        $14,350.32              $14,255.71

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a): Inception date of the Institutional Class of shares is August 3, 1992. Since Lipper and Lehman Brothers 1-3 Year Government/Corporate Bond Index performance data is not available coincident with this date, comparative performance is presented from August 31, 1992. Inception date of the Retail Class of shares is December 31, 1996.
 (b): Source: Lipper Analytical Services.
 (c): Lehman Brothers 1-3 Year Government/Corporate Bond Index consists of fixed rate debt issues rated investment grade or higher. All issues have at least one year to three years to maturity and an outstanding par value of at least $100 million for U.S. government issues. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND
-------------------------------------------------------
[PHOTO]  KENT P. NEWMARK

                KEY FUND FACTS

                OBJECTIVE: High total investment return

                STRATEGY: Invests in securities issued or guaranteed by the U.S. Government or its authorities, agencies or instrumentalities

                FUND INCEPTION DATE: 5/21/91

                COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 5/21/91

                EXPENSE RATIO: Institutional - 0.54%

                TOTAL NET ASSETS (ALL CLASSES): $20.0 MM

PERFORMANCE
The U.S. Government Securities Fund returned -2.24% for the six-month period from October 1, 1998 through March 31, 1999, slightly lagging the -1.61% return of the average fund in Lipper's General U.S. Government Bond Fund category, and the -1.51% return of the Lehman Brothers Government Bond Index. The Fund's long duration and tactical swapping among Treasury and Federal Agency sectors hurt performance.

PORTFOLIO REVIEW
Treasury securities experienced a difficult 6-month period from October 1, 1998 through March 31, 1999, following a sharp rally in the summer of 1998. In February, investors interpreted a rash of economic reports as the forerunner of inflation. The 30-Year Treasury yield rose 54 basis points to close the month at 5.63%. It was one of the worst months for U.S. Treasury bonds since 1981.

The past six months ending March 31, 1999 have not been a good period for investors in long-term bonds due to the sharp rise in yields. However, even with our longer term focus, we were able to make some good decisions. The Fund began the period with a fairly conservative portfolio duration of 6.8 years and extended it to the current duration of 9.9 years.

Once again we were very active in the Tennessee Valley Authority issue, as we sold our holding back to the company in the fourth quarter, only to repurchase the debt soon thereafter at a lower price.

The relatively good performance of mortgage-backed securities and Treasury Inflation Protected Securities (TIPS) over the past six months has partially offset the weak returns for long-term Treasuries. About half of the Fund was invested in TIPS, but we have reduced the Fund's position to add duration after rates had risen, as we felt that a reversion of the trend was more likely than a continuation.

PORTFOLIO POSITIONING
As of March 31, 1999, approximately 51% of the Portfolio was invested in long-term U.S. Treasuries with another 32% in the mortgage sector. We believe a low volatility interest rate environment lies ahead, which should benefit GNMAs. The Fund's TIPS position is down to 16%, but still provides significant protection against accelerating inflation. We anticipate that interest rates will remain stable, and long-term Treasuries will at least earn the coupon. In our opinion, the 0.39% differential in yield between 10- and 30-Year U.S. Treasury issues at March 31 justifies holding the longer term issues. [SIGNATURE]
Kent P. Newmark

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED MARCH 31, 1999

                                                                      SINCE
                           6 MONTHS   1 YEAR   3 YEARS   5 YEARS   INCEPTION(a)
-------------------------------------------------------------------------------
  Loomis Sayles U.S.
    Government Securities
    Fund (Institutional)    -2.24      5.73     8.68      8.29         9.53
  Lipper General U.S.
    Government Bond Fund
    Index(b)                -1.35      5.26     6.79      6.45         6.89
  Lehman Brothers
    Government Bond
    Index(c)                -1.51      6.68     7.66      7.53         8.10

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO MARCH 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            LIPPER GENERAL     LOOMIS SAYLES    LEHMAN BROTHERS

            U.S. GOVERNMENT   U.S. GOVERNMENT      GOVERNMENT

            BOND FUND INDEX   SECURITIES FUND      BOND INDEX
5/31/91           $10,000.00        $10,000.00        $10,000.00

6/30/91            $9,974.88         $9,970.09         $9,985.81

7/31/91           $10,110.54        $10,119.64        $10,104.30

8/31/91           $10,334.41        $10,398.80        $10,338.59

9/30/91           $10,544.33        $10,687.93        $10,555.44

10/31/91          $10,637.01        $10,769.25        $10,647.85

11/30/91          $10,707.35        $10,880.48        $10,754.64

12/31/91          $11,073.03        $11,494.27        $11,121.03

1/31/92           $10,882.65        $11,099.39        $10,947.90

2/29/92           $10,941.83        $11,259.48        $10,990.66

3/31/92           $10,875.39        $11,110.07        $10,926.43

4/30/92           $10,934.01        $11,056.53        $10,995.26

5/31/92           $11,128.85        $11,392.89        $11,198.11

6/30/92           $11,274.56        $11,588.20        $11,358.59

7/31/92           $11,502.90        $12,033.57        $11,644.84

8/31/92           $11,597.81        $12,143.77        $11,753.36

9/30/92           $11,716.17        $12,397.22        $11,919.59

10/31/92          $11,561.53        $12,098.31        $11,747.61

11/30/92          $11,570.46        $12,143.08        $11,730.35

12/31/92          $11,748.55        $12,500.45        $11,924.76

1/31/93           $11,943.39        $12,787.54        $12,178.03

2/28/93           $12,120.92        $13,206.22        $12,421.91

3/31/93           $12,164.47        $13,218.18        $12,463.52

4/30/93           $12,239.28        $13,322.38        $12,559.38

5/31/93           $12,246.54        $13,346.67        $12,545.58

6/30/93           $12,472.09        $13,832.45        $12,823.97

7/31/93           $12,540.20        $14,042.03        $12,902.20

8/31/93           $12,752.35        $14,547.49        $13,190.18

9/30/93           $12,765.75        $14,596.80        $13,240.60

10/31/93          $12,798.69        $14,620.36        $13,290.64

11/30/93          $12,660.24        $14,408.11        $13,144.93

12/31/93          $12,726.12        $14,465.51        $13,195.74

1/31/94           $12,890.81        $14,836.42        $13,376.35

2/28/94           $12,648.51        $14,314.40        $13,093.17

3/31/94           $12,328.61        $13,709.95        $12,798.67

4/30/94           $12,186.81        $13,487.01        $12,698.01

5/31/94           $12,141.03        $13,403.24        $12,681.71

6/30/94           $12,089.11        $13,333.43        $12,652.57

7/31/94           $12,290.09        $13,732.00        $12,885.14

8/31/94           $12,292.32        $13,717.80        $12,887.63

9/30/94           $12,105.85        $13,320.18        $12,706.06

10/31/94          $12,070.12        $13,251.18        $12,696.47

11/30/94          $12,037.74        $13,308.98        $12,673.27

12/31/94          $12,122.60        $13,561.35        $12,750.34

1/31/95           $12,336.42        $13,914.36        $12,987.70

2/28/95           $12,611.65        $14,223.24        $13,267.24

3/31/95           $12,670.27        $14,326.20        $13,350.45

4/30/95           $12,826.59        $14,518.88        $13,524.92

5/31/95           $13,292.20        $15,251.55        $14,070.39

6/30/95           $13,372.59        $15,371.17        $14,178.33

7/31/95           $13,325.14        $15,306.48        $14,126.18

8/31/95           $13,480.90        $15,610.18        $14,292.22

9/30/95           $13,607.07        $15,837.95        $14,429.88

10/31/95          $13,786.84        $16,067.13        $14,649.60

11/30/95          $13,981.68        $16,360.10        $14,877.95

12/31/95          $14,176.52        $16,684.69        $15,088.85

1/31/96           $14,248.54        $16,700.37        $15,181.45

2/29/96           $13,956.56        $16,120.17        $14,872.19

3/31/96           $13,839.11        $15,900.63        $14,747.95

4/30/96           $13,744.24        $15,698.57        $14,653.81

5/31/96           $13,692.83        $15,618.88        $14,629.27

6/30/96           $13,851.91        $15,905.76        $14,818.12

7/31/96           $13,878.77        $15,944.56        $14,854.74

8/31/96           $13,842.40        $15,750.11        $14,821.57

9/30/96           $14,074.96        $16,187.61        $15,067.56

10/31/96          $14,379.75        $16,776.14        $15,399.06

11/30/96          $14,632.61        $17,237.11        $15,666.90

12/31/96          $14,482.36        $16,904.77        $15,507.00

1/31/97           $14,513.41        $16,854.46        $15,524.26

2/28/97           $14,543.99        $16,854.46        $15,545.54

3/31/97           $14,372.33        $16,485.51        $15,381.04

4/30/97           $14,584.69        $16,893.25        $15,603.06

5/31/97           $14,706.42        $17,080.76        $15,737.65

6/30/97           $14,880.05        $17,353.51        $15,914.23

7/31/97           $15,290.64        $18,161.09        $16,365.94

8/31/97           $15,131.29        $17,849.46        $16,204.12

9/30/97           $15,362.09        $18,247.65        $16,447.81

10/31/97          $15,587.58        $18,613.33        $16,732.34

11/30/97          $15,644.19        $18,824.25        $16,818.04

12/31/97          $15,802.67        $19,058.49        $16,993.86

1/31/98           $16,002.66        $19,343.48        $17,248.09

2/28/98           $15,972.45        $19,272.23        $17,201.31

3/31/98           $16,012.20        $19,307.85        $17,250.01

4/30/98           $16,073.95        $19,431.61        $17,327.66

5/31/98           $16,224.08        $19,666.16        $17,505.58

6/30/98           $16,361.82        $19,900.71        $17,704.59

7/31/98           $16,385.82        $19,929.06        $17,732.01

8/31/98           $16,707.31        $20,386.57        $18,193.31

9/30/98           $17,084.93        $20,880.68        $18,683.75

10/31/98          $16,958.35        $20,722.52        $18,620.10

11/30/98          $16,995.92        $20,870.54        $18,626.43

12/31/98          $17,042.47        $20,827.10        $18,668.04

1/31/99           $17,139.58        $21,015.07        $18,776.37

2/28/99           $16,770.02        $20,413.57        $18,329.83

3/31/99           $16,854.96        $20,413.57        $18,401.73

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a): Inception date of the Loomis Sayles U.S. Government Securities Fund is May 21, 1991. Since Lipper and Lehman Brothers Government Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991.
 (b): Source: Lipper Analytical Services.
 (c): Lehman Brothers Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES BOND FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                               FACE
                                              AMOUNT         VALUE !
------------------------------------------------------------------------
BONDS AND NOTES -- 95.5% OF NET ASSETS
NON-CONVERTIBLE BONDS -- 78.4%
AIRLINES -- 0.1%
  NWA Trust, 9.360%, 3/10/06.......  USD        694,800  $       773,506
                                                         ---------------
BANKS/SAVINGS & LOANS -- 0.1%
  First Union Institutional Trust,
    7.850%, 1/01/27................           2,000,000        2,062,640
                                                         ---------------
BROADCASTING -- 0.6%
  CBS, Inc., 7.125%, 11/01/23......           1,435,000        1,379,250
  Fox Family Worldwide, Inc., Zero
    Coupon Bond, 11/01/07 (step to
    10.250% on 11/01/02) #.........          14,000,000        8,960,000
                                                         ---------------
                                                              10,339,250
                                                         ---------------
BUILDING MATERIALS -- 0.4%
  Owens Corning, 7.500%, 8/01/18...           5,925,000        5,745,710
                                                         ---------------
CANADIAN -- 19.3%
  Canadian Government, Zero Coupon
    Bond, 6/01/22..................  CAD     11,050,000        2,140,855
  Canadian Government, Zero Coupon
    Bond, 6/01/25..................         281,760,000       47,631,747
  Clearnet Communications, Inc.,
    Zero Coupon Bond, 8/13/07 (step
    to 11.750% on 8/13/02) #.......          38,000,000       17,663,728
  Clearnet Communications, Inc.,
    Zero Coupon Bond, 5/15/08 (step
    to 10.400% on 5/15/03) #.......           4,160,000        1,723,452
  Clearnet Communications, Inc.,
    Zero Coupon Bond, 2/15/09 (step
    to 10.750% on 2/15/04) #.......           2,400,000          928,676
  Hydro Quebec, Zero Coupon Bond,
    8/15/20........................          35,000,000        6,582,858
  International Semi-Tech Corp.,
    Zero Coupon Bond, 8/15/03 (step
    to 11.50% on 8/15/00) #........  USD     23,975,000        3,356,500
  Microcell Telecommunications,
    Inc., Zero Coupon Bond,
    10/15/07 (step to 11.125% on
    10/15/02) #....................  CAD      5,000,000        2,121,172
  Milit-Air, Inc., 5.750%, 6/30/19
    144A...........................           6,950,000        4,721,310
  New Brunswick FM Project, Zero
    Coupon Bond, 11/30/27 (step to
    6.470% on 5/30/03) 144A #......          10,000,000        5,413,231
  Ontario Hydro, Zero Coupon Bond,
    11/27/20.......................           1,507,000          288,354
  Ontario Hydro, Zero Coupon Bond,
    10/15/21.......................         114,125,000       20,802,886
  Province of Alberta, 5.930%,
    9/16/16........................          27,147,850       18,997,377
  Province of British Columbia,
    Zero Coupon Bond, 8/23/13......          33,000,000        9,621,537
  Province of British Columbia,
    Zero Coupon Bond, 6/09/14......          10,000,000        2,776,548
  Province of British Columbia,
    Zero Coupon Bond, 9/05/20......          54,528,000       10,592,586
  Province of British Columbia,
    Zero Coupon Bond, 6/09/22......          96,208,000       16,896,028
  Province of British Columbia,
    Zero Coupon Bond, 8/19/22......          31,387,000        5,451,218
  Province of British Columbia,
    Zero Coupon Bond, 9/08/23......          37,950,000        6,205,426
  Province of British Columbia,
    Zero Coupon Bond, 8/23/24......         122,250,000       18,921,765

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                               FACE
                                              AMOUNT         VALUE !
------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
CANADIAN -- CONTINUED
  Province of British Columbia,
    Zero Coupon Bond, 11/19/27.....  CAD     41,600,000  $     5,348,768
  Province of British Columbia,
    8.000%, 9/08/23................           7,000,000        5,938,075
  Province of Manitoba, Zero Coupon
    Bond, 7/22/13..................           2,500,000          731,307
  Province of Manitoba, Zero Coupon
    Bond, 3/05/31..................          36,929,000        4,068,408
  Province of Manitoba, 6.500%,
    9/22/17........................          34,300,000       25,086,337
  Province of Manitoba, 7.750%,
    12/22/25.......................          39,245,000       33,354,088
  Province of Newfoundland, 6.150%,
    4/17/28........................           2,500,000        1,694,982
  Province of Ontario, Zero Coupon
    Bond, 7/13/22..................          13,000,000        2,275,905
  Province of Ontario, Zero Coupon
    Bond, 6/02/27..................          96,525,000       13,026,972
  Province of Ontario, Zero Coupon
    Bond, 3/08/29..................          18,600,000        2,285,115
  Province of Ontario (Certificate
    of Deposit), Zero Coupon Bond,
    12/02/25.......................           7,650,000        1,106,425
  Province of Saskatchewan, Zero
    Coupon Bond, 4/10/14...........          19,000,000        5,340,050
  Province of Saskatchewan
    (Certificate of Deposit), Zero
    Coupon Bond, 2/04/22...........           2,350,000          430,916
  Province of Saskatchewan
    (Certificate of Deposit), Zero
    Coupon Bond, 5/30/25...........          36,780,000        5,602,087
                                                         ---------------
                                                             309,126,689
                                                         ---------------
COMMUNICATIONS -- 0.8%
  Arch Communications Group, Inc.,
    Zero Coupon Bond, 3/15/08 (step
    to 10.875% on 3/15/01) #.......  USD     17,435,000        7,148,350
  Century Communications Corp.,
    8.375%, 11/15/17...............           5,000,000        4,975,000
                                                         ---------------
                                                              12,123,350
                                                         ---------------
COMPUTERS -- 1.5%
  Apple Computer, Inc., 6.500%,
    2/15/04........................           5,665,000        5,070,175
  Seagate Technology, Inc., 7.370%,
    3/01/07........................           6,000,000        5,617,380
  Seagate Technology, Inc., 7.450%,
    3/01/37........................           3,850,000        3,645,835
  Seagate Technology, Inc., 7.875%,
    3/01/17........................          10,250,000        9,251,035
                                                         ---------------
                                                              23,584,425
                                                         ---------------
ELECTRONICS -- 1.2%
  Micron Technology, Inc., 6.500%,
    9/30/05 144A...................           3,000,000        2,400,000
  Pioneer Standard Electronics,
    Inc., 8.500%, 8/01/06..........           1,000,000          950,342
  Westinghouse Electric Corp.,
    7.875%, 9/01/23................          15,350,000       16,032,001
                                                         ---------------
                                                              19,382,343
                                                         ---------------
ENTERTAINMENT -- 4.7%
  Boston Celtics Ltd., 6.000%,
    6/30/38........................           1,166,000          709,802
  Time Warner Entertainment Co.,
    6.875%, 6/15/18................           8,710,000        8,642,236
  Time Warner Entertainment Co.,
    6.950%, 1/15/28................          36,900,000       36,859,410
  Time Warner Entertainment Co.,
    7.570%, 2/01/24................          27,170,000       28,884,971
                                                         ---------------
                                                              75,096,419
                                                         ---------------
FINANCIAL SERVICES -- 0.9%
  Security Capital Group, Inc.,
    7.700%, 6/15/28................          16,725,000       14,835,577
                                                         ---------------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                               FACE
                                              AMOUNT         VALUE !
------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
FOOD & BEVERAGE -- 1.7%
  Borden, Inc., 7.875%, 2/15/23....  USD      5,500,000  $     4,583,150
  ConAgra, Inc., 7.000%,
    10/01/28.......................          23,375,000       23,158,314
                                                         ---------------
                                                              27,741,464
                                                         ---------------
FOREIGN GOVERNMENT/AGENCY -- 5.3%
  Escom, 11.000%, 6/01/08..........  ZAR     26,500,000        3,413,385
  Republic of Argentina, 5.9375%,
    3/31/05 ++.....................  USD      2,371,500        2,030,715
  Republic of Argentina, 6.000%,
    3/31/23........................           1,000,000          698,750
  Republic of Brazil, 10.125%,
    5/15/27........................          42,481,000       30,798,725
  Republic of Brazil C Bond,
    8.000%, 4/15/14 PIK............          20,961,508       13,337,808
  Republic of Ecuador, 4.000%,
    2/28/25 (step to 4.500% on
    2/28/01) #.....................           2,750,000        1,106,875
  Republic of Ecuador, 6.000%,
    2/27/15 PIK ++.................           7,251,085        2,239,135
  Republic of Panama, 4.000%,
    7/17/14 (step to 4.250% on
    7/17/99) #.....................             950,000          756,438
  Republic of South Africa,
    12.000%, 2/28/05...............  ZAR     20,000,000        2,920,785
  Republic of South Africa,
    12.500%, 12/21/06..............          42,450,000        6,118,205
  Republic of South Africa,
    13.500%, 9/15/15...............          14,850,000        2,240,372
  Republic of Venezuela, 9.250%,
    9/15/27........................  USD     31,350,000       19,280,250
                                                         ---------------
                                                              84,941,443
                                                         ---------------
FOREIGN ISSUER -- 11.8%
  Bangkok Bank Public Co. Ltd.,
    9.025%, 3/15/29 144A...........          43,485,000       31,077,425
  Centragas, 10.650%, 12/01/10
    144A...........................           3,558,237        3,077,875
  Cerro Negro Finance Ltd., 7.900%,
    12/01/20 144A..................          10,500,000        7,665,000
  Compania de Alimentos Fargo,
    13.250%, 8/01/08 144A..........           2,000,000        1,520,000
  Compania de Transporte Energia,
    9.250%, 4/01/08 144A...........           2,250,000        2,041,875
  Embotelladora Andina SA, 7.000%,
    10/01/07.......................           1,500,000        1,397,790
  Enersis SA, 7.400%, 12/01/16.....           2,500,000        2,327,468
  Espirito Santo Centrais Eletricas
    SA, 10.000%, 7/15/07...........           6,850,000        4,452,500
  Hyundai Semiconductor, 8.625%,
    5/15/07 144A...................             500,000          397,714
  Indah Kiat Finance Mauritius
    Ltd., 10.000%, 7/01/07.........             500,000          265,000
  Industrial Finance Corp. of
    Thailand, 7.375%, 1/14/07
    144A...........................           1,500,000        1,320,345
  Korea Electric Power Corp.,
    7.400%, 4/01/16................          11,834,045       10,826,968
  Multicanal SA, 10.500%,
    4/15/18........................           4,000,000        3,195,000
  National Power Corp., 9.625%,
    5/15/28........................           4,265,000        3,753,200
  Pan Pacific Industrial Investment
    Plc, Zero Coupon Bond, 4/28/07
    144A...........................          13,950,000        6,556,500
  Perez Companc SA, 8.125%, 7/15/07
    144A...........................           3,590,000        3,195,100
  Petroleos Mexicanos, 9.250%,
    3/30/18........................           1,000,000          862,500
  Petroleos Mexicanos, 9.500%,
    9/15/27........................           1,500,000        1,335,000
  Petroleos Mexicanos, Medium Term,
    8.625%, 12/01/23 144A..........           3,100,000        2,418,000
  Philippine Long Distance
    Telephone Co., 8.350%,
    3/06/17........................           4,950,000        4,030,072
  Pindo Deli Finance Mauritius
    Ltd., 10.750%, 10/01/07........           9,000,000        4,950,000
  Pindo Deli Finance Mauritius
    Ltd., 10.875%, 10/01/27........          15,500,000        7,207,500

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                               FACE
                                              AMOUNT         VALUE !
------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
FOREIGN ISSUER -- CONTINUED
  Pindo Deli Finance Mauritius
    Ltd., 11.750%, 10/01/17........  USD      1,500,000  $       765,000
  Pycsa Panama SA, 10.280%,
    12/15/12 144A..................           2,000,000        1,500,000
  Quezon Power Philippines Co.,
    8.860%, 6/15/17................           7,875,000        5,748,750
  Samsung Electronics Co. Ltd.,
    7.700%, 10/01/27 144A..........          12,500,000        9,500,000
  Siam Commercial Bank Public Co.,
    7.500%, 3/15/06 144A...........           7,000,000        4,970,000
  Tata Electric Co., 8.500%,
    8/19/17 144A...................          10,000,000        8,000,000
  Telekom Malaysia Berhad, 7.875%,
    8/01/25 144A...................          12,025,000        9,775,604
  Tenaga Nasional Berhad, 7.500%,
    11/01/25 144A..................          10,525,000        7,603,786
  TFM SA de CV, Zero Coupon Bond,
    6/15/09 (step to 11.750% on
    6/15/02) #.....................           4,650,000        2,755,125
  Thai Farmers Bank Plc, 8.250%,
    8/21/16 144A...................          18,140,000       12,231,802
  Tjiwi Kimia Mauritius Ltd.,
    10.000%, 8/01/04...............          17,200,000        9,202,000
  Total Access Communication Public
    Co. Ltd., 7.625%, 11/04/01
    144A...........................           5,400,000        4,212,000
  Total Access Communication Public
    Co. Ltd., 8.375%, 11/04/06
    144A...........................          12,575,000        8,896,812
                                                         ---------------
                                                             189,033,711
                                                         ---------------
GOVERNMENT AGENCIES -- 2.3%
  Federal Home Loan Mortgage Corp.,
    6.000%, 4/15/28................           5,000,000        4,675,000
  Federal National Mortgage
    Association, Zero Coupon Bond,
    10/29/07.......................  NZD    103,925,000       31,921,632
                                                         ---------------
                                                              36,596,632
                                                         ---------------
HEALTH CARE -- PRODUCTS -- 0.5%
  Bausch & Lomb, Inc., 7.125%,
    8/01/28........................  USD      9,500,000        8,738,955
                                                         ---------------
HEALTH CARE -- SERVICES -- 0.7%
  Columbia/HCA Healthcare Corp.,
    7.050%, 12/01/27...............           6,000,000        4,689,240
  Columbia/HCA Healthcare Corp.,
    7.190%, 11/15/15...............           4,000,000        3,313,240
  Columbia/HCA Healthcare Corp.,
    7.500%, 12/15/23...............           1,965,000        1,588,231
  Columbia/HCA Healthcare Corp.,
    7.580%, 9/15/25................           1,300,000        1,088,997
  Integrated Health Services, Inc.,
    9.250%, 1/15/08................           1,000,000          640,000
                                                         ---------------
                                                              11,319,708
                                                         ---------------
HOME BUILDERS -- 0.4%
  Pulte Corp., 7.300%, 10/24/05....           1,000,000          973,760
  Pulte Corp., 7.625%, 10/15/17....           5,000,000        4,648,500
                                                         ---------------
                                                               5,622,260
                                                         ---------------
MANUFACTURING -- 0.1%
  FMC Corp., 6.750%, 1/16/05.......           1,325,000        1,205,750
                                                         ---------------
OIL & GAS -- 1.9%
  Chesapeake Energy Corp., 8.500%,
    3/15/12........................           2,075,000        1,556,250
  Hvide Marine, Inc., 8.375%,
    2/15/08........................           1,000,000          620,000
  Pioneer Natural Resources Co.,
    6.500%, 1/15/08................           1,000,000          811,560
  Pioneer Natural Resources Co.,
    7.200%, 1/15/28................           2,000,000        1,330,820

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                               FACE
                                              AMOUNT         VALUE !
------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
OIL & GAS -- CONTINUED
  R & B Falcon Corp., 6.750%,
    4/15/05........................  USD      2,000,000  $     1,580,000
  R & B Falcon Corp., 7.375%,
    4/15/18........................          18,000,000       13,029,300
  Seagull Energy Corp., 7.500%,
    9/15/27........................           3,850,000        2,923,805
  Tennessee Gas Pipeline Co.,
    7.000%, 10/15/28...............           8,000,000        7,875,920
                                                         ---------------
                                                              29,727,655
                                                         ---------------
RAIL -- TRANSPORT -- 0.1%
  Missouri Pacific Railroad Co.,
    5.000%, 1/01/45................           2,876,000        1,513,495
                                                         ---------------
REAL ESTATE INVESTMENT TRUSTS --
  3.0%
  AMB Property Corp., 7.500%,
    6/30/18........................           7,500,000        7,151,775
  First Industrial, 7.500%,
    12/01/17.......................           6,500,000        5,558,085
  First Industrial, 7.600%,
    7/15/28........................          13,800,000       12,096,942
  Highwoods Realty LP, 7.500%,
    4/15/18........................           3,750,000        3,421,013
  Meditrust Corp., 7.000%,
    8/15/07........................           5,000,000        4,177,600
  Susa Partnership LP, 7.450%,
    7/01/18........................           6,500,000        5,956,990
  Susa Partnership LP, 7.500%,
    12/01/27.......................           6,905,000        6,215,950
  Trinet Corporate Realty Trust,
    Inc., 7.700%, 7/15/17..........           4,000,000        3,660,960
                                                         ---------------
                                                              48,239,315
                                                         ---------------
RETAIL -- GENERAL -- 1.4%
  Bradlees, Inc., 9.250%, 3/01/03
    ^..............................             250,000              937
  Bradlees, Inc., 11.000%, 8/01/02
    ^..............................             250,000              938
  Dillon Read Structured Finance
    Corp., 6.660%, 8/15/10.........           2,398,913        2,185,170
  Dillon Read Structured Finance
    Corp., 7.430%, 8/15/18.........           2,000,000        1,783,160
  Dillon Read Structured Finance
    Corp., 7.600%, 8/15/07.........             206,669          201,688
  Dillon Read Structured Finance
    Corp., 8.550%, 8/15/19.........             500,000          485,565
  K Mart Corp., 7.950%, 2/01/23....          14,365,000       14,939,600
  Penn Traffic Co., 8.625%,
    12/15/03 ^.....................           1,000,000          470,000
  Penn Traffic Co., 9.625%, 4/15/05
    ^..............................          17,083,000          939,565
  Woolworth Corp., 8.500%,
    1/15/22........................           3,000,000        2,190,000
                                                         ---------------
                                                              23,196,623
                                                         ---------------
STEEL -- 0.0%
  Geneva Steel Co., 9.500%, 1/15/04
    ^..............................           3,500,000          630,000
                                                         ---------------
SUPRANATIONAL -- 3.7%
  International Bank for
    Reconstruction & Development,
    Zero Coupon Bond, 8/20/07......  NZD    152,375,000       47,996,307
  International Bank for
    Reconstruction & Development,
    8.000%, 5/23/07................          19,000,000       11,022,170
                                                         ---------------
                                                              59,018,477
                                                         ---------------
TAXABLE MUNICIPAL -- 0.1%
  Orange County, California Pension
    Obligation, Zero Coupon Bond,
    9/01/16........................  USD      5,000,000        1,520,950
                                                         ---------------
TELECOMMUNICATIONS -- 4.9%
  Intermedia Communications, Inc.,
    Zero Coupon Bond, 3/01/09 (step
    to 12.250% on 3/01/04) 144A
    #..............................          10,000,000        6,300,000

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                               FACE
                                              AMOUNT         VALUE !
------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
TELECOMMUNICATIONS -- CONTINUED
  Nextel Communications, Inc., Zero
    Coupon Bond, 10/31/07 (step to
    9.750% on 10/31/02) #..........  USD     33,180,000  $    23,557,800
  Nextel Communications, Inc., Zero
    Coupon Bond, 2/15/08 (step to
    9.950% on 2/15/03) #...........           1,800,000        1,260,000
  Nextel International, Inc., Zero
    Coupon Bond, 4/15/08 (step to
    12.125% on 4/15/03) #..........          23,650,000       11,115,500
  Nextlink Communications, Inc.,
    Zero Coupon Bond, 4/15/08 (step
    to 9.450% on 4/15/03) #........           5,000,000        3,200,000
  RCN Corp., Zero Coupon Bond,
    10/15/07 (step to 11.125% on
    10/15/02) #....................           8,350,000        5,636,250
  RCN Corp., Zero Coupon Bond,
    2/15/08 (step to 9.800% on
    2/15/03) #.....................           4,670,000        2,930,425
  RCN Corp., Zero Coupon Bond,
    7/01/08 (step to 11.000% on
    7/01/03) #.....................          15,650,000        9,624,750
  Teligent, Inc., Zero Coupon Bond,
    3/01/08 (step to 11.500% on
    3/01/03) #.....................          22,750,000       11,943,750
  Triton Communications LLC, Zero
    Coupon Bond, 5/01/08 (step to
    11.000% on 5/01/03) #..........           5,000,000        2,856,250
                                                         ---------------
                                                              78,424,725
                                                         ---------------
TEXTILE & APPAREL -- 0.8%
  Burlington Industries, Inc.,
    7.250%, 8/01/27................           9,000,000        7,972,200
  Fruit of the Loom, Inc., 7.375%,
    11/15/23.......................           3,000,000        2,499,720
  Kellwood Co., 7.625%, 10/15/17...           2,500,000        2,206,725
  Phillips Van Heusen Corp.,
    7.750%, 11/15/23...............           1,000,000          860,410
                                                         ---------------
                                                              13,539,055
                                                         ---------------
TOBACCO -- 5.5%
  Philip Morris Cos., Inc., 7.750%,
    1/15/27........................          43,410,000       45,676,436
  RJR Nabisco, Inc., 7.625%,
    9/15/03........................          12,550,000       12,274,778
  RJR Nabisco, Inc., 8.500%,
    7/01/07........................           8,150,000        8,600,858
  RJR Nabisco, Inc., 8.750%,
    8/15/05........................           5,500,000        5,878,675
  RJR Nabisco, Inc., 9.250%,
    8/15/13........................          14,143,000       15,524,347
                                                         ---------------
                                                              87,955,094
                                                         ---------------
TRANSPORTATION -- 0.0%
  American President Cos. Ltd.,
    8.000%, 1/15/24................           1,425,000          712,500
                                                         ---------------
U.S. GOVERNMENT -- 3.2%
  U.S. Treasury Bonds, 6.000%,
    2/15/26........................          42,000,000       42,689,220
  U.S. Treasury Strips, Zero Coupon
    Bond, 8/15/20..................          14,000,000        3,879,400
  U.S. Treasury Strips, Zero Coupon
    Bond, 8/15/23..................          19,000,000        4,539,670
                                                         ---------------
                                                              51,108,290
                                                         ---------------
UTILITIES -- 1.4%
  AES Corp., 8.875%, 11/01/27......           5,000,000        4,468,750
  Boston Edison Co., 7.800%,
    3/15/23........................           1,000,000        1,017,326
  Commonwealth Edison Co., 4.750%,
    12/01/11.......................             901,000          780,789

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                               FACE
                                              AMOUNT         VALUE !
------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
UTILITIES -- CONTINUED
  KN Capital Trust, 7.630%,
    4/15/28........................  USD     15,750,000  $    15,762,285
                                                         ---------------
                                                              22,029,150
                                                         ---------------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost
    $1,293,795,387)................                        1,255,885,161
                                                         ---------------
CONVERTIBLE BONDS -- 17.1%
AUTO & RELATED -- 0.2%
  Exide Corp., 2.900%, 12/15/05
    144A...........................           5,125,000        2,844,375
                                                         ---------------
CANADIAN -- 0.1%
  Rogers Communications, Inc.,
    2.000%, 11/26/05...............           3,000,000        2,156,250
                                                         ---------------
COMPUTERS -- 0.8%
  Apple Computer, Inc., 6.000%,
    6/01/01........................           3,190,000        4,111,112
  Cray Research, Inc., 6.125%,
    2/01/11........................             635,000          473,075
  Maxtor Corp., 5.750%, 3/01/12....           4,950,000        3,712,500
  Read Rite Corp., Zero Coupon
    Bond, 9/01/04..................           3,625,000        2,193,125
  Silicon Graphics, Inc., 5.250%,
    9/01/04........................             625,000          560,938
  Telxon Corp., 5.750%, 1/01/03....             225,000          153,000
  Western Digital, Zero Coupon
    Bond, 2/18/18..................           4,150,000          933,750
                                                         ---------------
                                                              12,137,500
                                                         ---------------
DIVERSIFIED OPERATIONS -- 1.0%
  Ogden Corp., 5.750%, 10/20/02....           1,750,000        1,649,375
  Thermo Electron Corp., 4.250%,
    1/01/03 144A...................          16,600,000       14,691,000
                                                         ---------------
                                                              16,340,375
                                                         ---------------
ELECTRONICS -- 0.9%
  Cirrus Logic, Inc., 6.000%,
    12/15/03.......................           1,600,000        1,088,000
  Cypress Semiconductor Corp.,
    6.000%, 10/01/02...............           1,000,000          891,250
  EDO Corp., 7.000%, 12/15/11......             934,000          735,525
  Kent Electronics Corp., 4.500%,
    9/01/04........................           6,800,000        4,964,000
  Lam Research Corp., 5.000%,
    9/01/02........................           5,070,000        4,258,800
  National Semiconductor Corp.,
    6.500%, 10/01/02...............           1,500,000        1,235,625
  Richardson Electronics Ltd.,
    7.250%, 12/15/06...............             450,000          333,000
  Thermedics, Inc., Zero Coupon
    Bond, 6/01/03..................             950,000          608,000
  Zenith Corp., 6.250%, 4/01/11....           2,405,000          721,500
                                                         ---------------
                                                              14,835,700
                                                         ---------------
ENVIRONMENTAL SERVICES -- 0.3%
  Air & Water Technologies Corp.,
    8.000%, 5/15/15................           1,450,000        1,232,500
  Thermo TerraTech, Inc., 4.625%,
    5/01/03........................             400,000          337,500
  Thermo TerraTech, Inc., 4.625%,
    5/01/03 144A...................           4,395,000        3,708,281
                                                         ---------------
                                                               5,278,281
                                                         ---------------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                               FACE
                                              AMOUNT         VALUE !
------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
FINANCIAL SERVICES -- 3.0%
  Bell Atlantic Financial Services,
    4.250%, 9/15/05................  USD     42,225,000  $    46,341,937
  Bell Atlantic Financial Services,
    5.750%, 4/01/03................           1,750,000        1,855,000
                                                         ---------------
                                                              48,196,937
                                                         ---------------
FOREIGN ISSUER -- 2.9%
  Advanced Agro Public Co., 3.500%,
    6/17/01........................           1,625,000        1,385,313
  APP Finance VII Mauritius Ltd.,
    3.500%, 4/30/03................           7,070,000        4,224,325
  APP Finance VII Mauritius Ltd.,
    3.500%, 4/30/03 144A...........           8,125,000        4,854,687
  Bangkok Bank Public Co. Ltd.,
    4.589%, 3/03/04................          14,700,000        6,835,500
  Banpu Public Co., 2.750%,
    4/10/03........................           5,030,000        4,024,000
  Burns, Philp, 5.500%, 4/30/04....           4,480,000        2,228,800
  Empresas ICA Sociedad, 5.000%,
    3/15/04........................           3,700,000        2,442,000
  Loxley Public Co. Ltd., 2.500%,
    4/04/01........................           7,700,000          770,000
  Piltel, 1.750%, 7/17/06..........           2,100,000          840,000
  Samsung Electronics Co. Ltd.,
    Zero Coupon Bond, 12/31/07.....           7,925,000        7,865,562
  Sappi BVI Finance, 7.500%,
    8/01/02........................           4,650,000        4,248,937
  Siam Commercial Bank Public Co.,
    3.250%, 1/24/04................           3,075,000        1,354,922
  Ssangyong Oil Refining Co., Inc.,
    3.000%, 12/31/04...............           1,930,000        1,230,375
  Ssangyong Oil Refining Co., Inc.,
    3.750%, 12/31/08...............             455,000          478,888
  Telekom Malaysia Berhad, 4.000%,
    10/03/04.......................             750,000          628,125
  Total Access Communication Public
    Co. Ltd., 2.000%, 5/31/06......           3,400,000        2,720,000
                                                         ---------------
                                                              46,131,434
                                                         ---------------
FREIGHT TRANSPORTATION -- 0.1%
  Builders Transportation, Inc.,
    8.000%, 8/15/05 ^..............           1,000,000            1,250
  Preston Corp., 7.000%, 5/01/11...             750,000          622,500
  Worldway Corp., 6.250%,
    4/15/11........................           1,463,000        1,192,345
                                                         ---------------
                                                               1,816,095
                                                         ---------------
HEALTH CARE -- DRUGS -- 0.4%
  Chiron Corp., 1.900%, 11/17/00...           1,900,000        1,826,375
  Dura Pharmaceuticals, Inc.,
    3.500%, 7/15/02................           1,500,000        1,132,500
  Glycomed, Inc., 7.500%,
    1/01/03........................           1,148,100          927,091
  NABI, Inc., 6.500%, 2/01/03......           3,750,000        2,662,500
                                                         ---------------
                                                               6,548,466
                                                         ---------------
HEALTH CARE -- MEDICAL TECHNOLOGY
  -- 0.0%
  Heartport, Inc., 7.250%,
    5/01/04........................           1,000,000          600,000
                                                         ---------------
HEALTH CARE -- PRODUCTS -- 0.1%
  Centocor, Inc., 4.750%,
    2/15/05........................           1,750,000        1,697,500
                                                         ---------------
HEALTH CARE -- SERVICES -- 0.1%
  Healthsouth Corp., 3.250%,
    4/01/03........................           1,500,000        1,222,500
                                                         ---------------
HOME BUILDERS -- 0.0%
  Schuler Homes, Inc., 6.500%,
    1/15/03........................             750,000          600,000
                                                         ---------------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                               FACE
                                              AMOUNT         VALUE !
------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
INSURANCE -- 3.1%
  Loews Corp., 3.125%, 9/15/07.....  USD     57,400,000  $    48,933,500
                                                         ---------------
LEISURE -- 0.0%
  AMF Bowling, Inc., Zero Coupon
    Bond, 3/15/06..................           1,000,000          565,000
                                                         ---------------
MACHINERY -- 0.1%
  Intevac, Inc., 6.500%, 3/01/04...           1,250,000          631,250
                                                         ---------------
MANUFACTURING -- 0.1%
  Hexcel Corp., 7.000%, 8/01/11....           1,775,000        1,295,750
                                                         ---------------
MULTI-INDUSTRY -- 0.2%
  Thermo Instrument Systems, Inc.,
    4.500%, 10/15/03 144A..........           3,375,000        3,007,969
                                                         ---------------
OIL & GAS -- 2.4%
  Baker Hughes, Inc., Zero Coupon
    Bond, 5/05/08..................          45,772,000       31,811,540
  Diamond Offshore Drilling, Inc.,
    3.750%, 2/15/07................           5,175,000        5,382,000
  Houston Industries, Inc., 6.000%,
    3/15/12........................             447,500          427,362
  Key Energy Group, Inc., 5.000%,
    9/15/04........................           2,750,000        1,381,875
                                                         ---------------
                                                              39,002,777
                                                         ---------------
PUBLISHING -- 0.2%
  Scholastic Corp., 5.000%, 8/15/05
    144A...........................           2,550,000        2,451,188
                                                         ---------------
REAL ESTATE INVESTMENT TRUSTS --
  0.5%
  Federal Realty Investors Trust,
    5.250%, 10/28/03...............           2,250,000        1,980,000
  Rockefeller Properties, Zero
    Coupon Bond, 12/31/00..........           7,000,000        5,495,000
  Sizeler Property Investors, Inc.,
    8.000%, 7/15/03................           1,175,000        1,095,688
                                                         ---------------
                                                               8,570,688
                                                         ---------------
RESTAURANTS -- 0.3%
  Boston Chicken, Inc., Zero Coupon
    Bond, 6/01/15 ^................           4,125,000           41,250
  Boston Chicken, Inc., 4.500%,
    2/01/04 ^......................           3,250,000          130,000
  Einstein/Noah Bagel Corp.,
    7.250%, 6/01/04................           2,880,000        1,670,400
  Shoney's, Inc., Zero Coupon Bond,
    4/11/04........................           8,060,000        1,934,400
  TPI Enterprises, Inc., 8.250%,
    7/15/02........................             700,000          402,500
                                                         ---------------
                                                               4,178,550
                                                         ---------------
RETAIL -- SPECIALTY -- 0.0%
  Bell Sports Corp., 4.250%,
    11/15/00.......................              96,000           77,640
  CML Group, Inc., 5.500%, 1/15/03
    ^..............................           1,224,000           24,480
  Jacobson Stores, Inc., 6.750%,
    12/15/11.......................             540,000          444,825
                                                         ---------------
                                                                 546,945
                                                         ---------------
TELECOMMUNICATIONS -- 0.2%
  Broadband Technologies, Inc.,
    5.000%, 5/15/01................           9,800,000        3,552,500
                                                         ---------------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                               FACE
                                              AMOUNT         VALUE !
------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
TEXTILE & APPAREL -- 0.1%
  Dixie Yarns, Inc., 7.000%,
    5/15/12........................  USD        282,000  $       225,600
  Fieldcrest Cannon, Inc., 6.000%,
    3/15/12........................             890,000          703,100
                                                         ---------------
                                                                 928,700
                                                         ---------------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost
    $293,727,428)..................                          274,070,230
                                                         ---------------
  TOTAL BONDS AND NOTES
    (Identified Cost
    $1,587,522,815)................                        1,529,955,391
                                                         ---------------

                                              SHARES
------------------------------------------------------------------------
COMMON STOCKS -- 0.2% OF NET ASSETS
COMPUTERS -- 0.0%
  Streamlogic Corp.*...............             266,066              266
                                                         ---------------
RESTAURANTS -- 0.2%
  Advantica Restaurant Group,
    Inc.*..........................             646,448        3,232,240
                                                         ---------------
  TOTAL COMMON STOCKS
    (Identified Cost $8,226,376)...                            3,232,506
                                                         ---------------
PREFERRED STOCKS -- 1.9% OF NET ASSETS
BUILDING MATERIALS -- 0.2%
  Owens Corning, 6.500%............              66,000        2,978,250
                                                         ---------------
CHEMICALS -- MAJOR -- 0.0%
  E.I. du Pont DeNemours & Co.,
    $3.50..........................               3,775          262,363
                                                         ---------------
COMPUTER SOFTWARE & SERVICES --
  0.1%
  Unisys Corp., $3.75..............              19,434        1,008,139
                                                         ---------------
FINANCIAL SERVICES -- 0.1%
  Hvide Capital Trust, 6.500%......              77,500          813,750
                                                         ---------------
FREIGHT TRANSPORTATION -- 0.1%
  Arkansas Best Corp., $2.875......              39,670        1,299,192
                                                         ---------------
METALS -- 0.3%
  Alcoa, Inc., $3.75...............              10,000          762,500
  Bethlehem Steel Corp., $3.50.....              99,050        3,813,425
                                                         ---------------
                                                               4,575,925
                                                         ---------------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                              SHARES         VALUE !
------------------------------------------------------------------------
PREFERRED STOCKS -- CONTINUED
OIL & GAS -- 0.2%
  Chesapeake Energy Corp.,
    7.000%.........................              10,000  $       127,500
  Chesapeake Energy Corp., 7.000%
    144A...........................              45,000          573,750
  Weatherford International, Inc.,
    5.000%.........................              94,500        2,894,062
                                                         ---------------
                                                               3,595,312
                                                         ---------------
REAL ESTATE INVESTMENT TRUSTS --
  0.0%
  Camden Property Trust, $2.25.....              13,500          315,563
  Equity Residential Properties
    Trust, 7.250%..................              20,700          445,050
                                                         ---------------
                                                                 760,613
                                                         ---------------
TELECOMMUNICATIONS -- 0.8%
  Hyperion Telecommunications,
    Inc., 12.875% PIK..............              12,518       11,203,469
  Nextel Communications, Inc.,
    11.125% PIK....................               1,388        1,415,297
                                                         ---------------
                                                              12,618,766
                                                         ---------------
UTILITIES -- 0.1%
  Central Maine Power Co.,
    3.500%.........................               2,230          109,270
  Cleco Corp., 4.750%..............               1,214           99,396
  Commonwealth Energy Systems,
    $4.80..........................               3,090          251,449
  Connecticut Light & Power Co.,
    $1.90..........................               2,925           77,512
  Entergy Louisiana, Inc.,
    4.160%.........................               2,600          182,000
  Jersey Central Power & Light Co.,
    4.000%.........................               2,020          145,440
  MDU Resources Group, Inc.,
    5.100%.........................               4,020          370,845
  Minnesota Power & Light Co.,
    5.000%.........................                 200           16,900
  Nevada Power Co., 4.700%.........              15,886          262,119
  Niagara Mohawk Power Corp.,
    4.850%.........................               5,000          415,000
  Northern States Power Co.,
    $3.60..........................               1,000           61,813
  Public Service Co., 4.000%.......                 360           24,840
                                                         ---------------
                                                               2,016,584
                                                         ---------------
  TOTAL PREFERRED STOCKS
    (Identified Cost
    $33,204,917)...................                           29,928,894
                                                         ---------------
WARRANTS -- 0.0% OF NET ASSETS
COMPUTERS -- 0.0%
  Streamlogic Corp., expiring
    10/7/01 *......................               1,228                0
                                                         ---------------
  TOTAL WARRANTS
    (Identified Cost $0)...........                                    0
                                                         ---------------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                               FACE
                                              AMOUNT         VALUE !
------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.6% OF NET ASSETS
  Repurchase Agreement with State
    Street Bank and Trust Co.,
    dated 3/31/99 at 4.000% to be
    repurchased at $9,957,106 on
    4/1/99 collateralized by
    $7,935,000 U.S. Treasury Bond,
    8.125%, due 8/15/21 with a
    value of $10,156,800...........  USD      9,956,000  $     9,956,000
                                                         ---------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $9,956,000)...                            9,956,000
                                                         ---------------
TOTAL INVESTMENTS -- 98.2%
  (IDENTIFIED COST $1,638,910,108)
  @  ..............................                        1,573,072,791
  Cash and Other Assets, Less
    Liabilities -- 1.8%............                           28,830,884
                                                         ---------------
NET ASSETS -- 100%.................                      $ 1,601,903,675
                                                         ---------------
                                                         ---------------

  !  See Note 1.
  # Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 ++ Floating Rate Bond: Coupon is six month London Interbank Offered Rate (LIBOR) plus .8125%.
PIK  All or a portion of income may be received as additional securities.
  ^  Security in default.
  *  Non-income producing security.
  @ At March 31, 1999, the net unrealized depreciation on investments based on cost of $1,638,910,108 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $85,922,849 and $151,760,166, respectively, resulting in net unrealized depreciation of $65,837,317.

KEY TO ABBREVIATIONS:

CAD:  Canadian Dollar
NZD:  New Zealand Dollar
USD:  United States Dollar
ZAR:  South African Rand

                See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                              FACE
                                             AMOUNT       VALUE !
-------------------------------------------------------------------
BONDS AND NOTES -- 89.6% OF NET ASSETS
AUSTRALIA -- 10.5%
  New South Wales Trust, 6.500%,
    5/01/06........................  AUD     1,900,000  $ 1,258,184
  News America Holdings, Inc.,
    8.625%, 2/07/14................          1,240,000      817,086
  Queensland Treasury, 6.500%,
    6/14/05........................            730,000      488,343
  Queensland Treasury, 8.000%,
    9/14/07........................          1,600,000    1,176,484
  South Australia Government
    Finance Authority, Zero Coupon
    Bond, 12/21/15.................          2,750,000      608,987
                                                        -----------
                                                          4,349,084
                                                        -----------
CANADA -- 3.7%
  Government of Canada, 8.750%,
    12/01/05.......................  CAD       700,000      559,527
  Province of British Columbia,
    Zero Coupon Bond, 9/05/20......          5,025,000      976,154
                                                        -----------
                                                          1,535,681
                                                        -----------
FINLAND -- 3.5%
  Republic of Finland, 6.000%,
    4/25/08........................  EUR     1,177,315    1,438,781
                                                        -----------
GERMANY -- 22.7%
  Bayerische Vereinsbank, 6.000%,
    1/23/06........................          1,022,583    1,233,021
  Deutsche Finance BV, 7.500%,
    2/10/03........................          2,300,000    1,427,113
  Deutsche Telekom AG, 5.250%,
    5/20/08........................            869,196      989,628
  Federal Republic of Germany,
    6.500%, 3/15/00................          1,022,583    1,140,266
  Geberit International SA,
    10.125%, 4/16/07...............            600,000      378,746
  Germany Unity, 8.000%, 1/21/02...          1,124,842    1,370,648
  Kreditanstalt Wierdarauf, 6.000%,
    2/09/06........................            562,421      681,925
  Treuhandanstalt, 6.625%,
    7/09/03........................            153,387      186,815
  Treuhandanstalt, 6.750%,
    5/13/04........................            869,196    1,079,680
  Westdt Landesbank, 5.250%,
    10/14/05.......................            766,937      889,341
                                                        -----------
                                                          9,377,183
                                                        -----------
IRELAND -- 3.1%
  Republic of Ireland, 8.000%,
    8/18/06........................            952,303    1,293,907
                                                        -----------
JAPAN -- 3.4%
  MBL International Finance
    (Bermuda), 3.000%, 11/30/02 +..  USD       300,000      340,125
  MBL International Finance
    (Bermuda), 3.000%, 11/30/02 +..            950,000    1,077,063
                                                        -----------
                                                          1,417,188
                                                        -----------
MALAYSIA -- 4.2%
  Tenaga Nasional Berhad, 7.500%,
    11/01/25 144A..................          2,375,000    1,715,819
                                                        -----------
NETHERLANDS -- 2.6%
  Dutch Government, 5.750%,
    9/15/02........................  EUR       907,560    1,059,263
                                                        -----------
NEW ZEALAND -- 4.4%
  Government of New Zealand,
    7.000%, 7/15/09................  NZD     1,820,000    1,063,126
  Government of New Zealand,
    8.000%, 11/15/06...............          1,200,000      732,167
                                                        -----------
                                                          1,795,293
                                                        -----------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                              FACE
                                             AMOUNT       VALUE !
-------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
PHILIPPINES -- 6.0%
  Bangko Sentral Pilipinas, 8.600%,
    6/15/27........................  USD     1,300,000  $ 1,092,000
  FLI Capital Cayman, 3.750%,
    2/01/02 (step to 6.25% on
    8/01/99) # +...................            900,000      756,000
  MBIA, Inc., Zero Coupon Bond,
    12/18/01 +.....................            800,000      609,000
                                                        -----------
                                                          2,457,000
                                                        -----------
POLAND -- 2.0%
  Government of Poland, 5.000%,
    10/27/14 (step to 6.000% on
    10/27/02) #....................            900,000      830,250
                                                        -----------
SOUTH AFRICA -- 5.9%
  Escom, 11.000%, 6/01/08..........  ZAR     6,000,000      772,842
  Republic of South Africa, 8.500%,
    6/23/17........................  USD     1,000,000      855,000
  Sappi BVI Finance, 7.500%,
    8/01/02........................            900,000      822,375
                                                        -----------
                                                          2,450,217
                                                        -----------
SOUTH KOREA -- 0.7%
  Samsung Electronics Co. Ltd.,
    5.375%, 12/16/01...............  EUR       500,000      270,375
                                                        -----------
SUPRANATIONAL -- 1.1%
  International Bank for
    Reconstruction & Development,
    Zero Coupon Bond, 8/20/07......  NZD     1,500,000      472,482
                                                        -----------
THAILAND -- 7.3%
  Bangkok Bank Public Co. Ltd.,
    4.589%, 3/03/04 +..............  USD     2,100,000      976,500
  Kingdom of Thailand, 7.750%,
    4/15/07........................            400,000      397,637
  Loxley Public Co. Ltd., 2.500%,
    4/04/01 +......................            700,000       70,000
  Thai Farmers Bank Plc, 8.250%,
    8/21/16 144A...................          2,300,000    1,550,890
                                                        -----------
                                                          2,995,027
                                                        -----------
UNITED KINGDOM -- 1.1%
  Colt Telecom Group Plc, 7.625%,
    7/31/08........................  EUR       800,000      453,844
                                                        -----------
UNITED STATES -- 7.4%
  Federal National Mortgage
    Association, 6.375%, 8/15/07...  AUD       525,000      343,605
  Federal National Mortgage
    Association, 7.250%, 6/20/02...  NZD     1,300,000      726,617
  RJR Nabisco, Inc., 9.250%,
    8/15/13........................  USD       500,000      548,835
  U.S. Treasury Bonds, 5.500%,
    8/15/28........................          1,500,000    1,435,545
                                                        -----------
                                                          3,054,602
                                                        -----------
  TOTAL BONDS AND NOTES
    (Identified Cost
    $37,310,760)...................                      36,965,996
                                                        -----------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                             SHARES       VALUE !
-------------------------------------------------------------------
PREFERRED STOCKS -- 4.9% OF NET ASSETS
JAPAN -- 4.9%
  Sakura Finance, 0.750%...........        186,000,000  $ 1,098,734
  Sanwa International Ltd.
    (Bermuda), 1.250% 144A.........        102,000,000      929,620
                                                        -----------
                                                          2,028,354
                                                        -----------
  TOTAL PREFERRED STOCKS
    (Identified Cost $1,931,253)...                       2,028,354
                                                        -----------

                                              FACE
                                             AMOUNT
-------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 2.2% OF NET ASSETS
  Repurchase Agreement with State
    Street Bank and Trust Co.,
    dated 3/31/99 at 4.000% to be
    repurchased at $902,100 on
    4/1/99 collateralized by
    $720,000 U.S. Treasury Bond,
    8.125%, due 8/15/21 with a
    value of $921,600..............  USD       902,000      902,000
                                                        -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $902,000).....                         902,000
                                                        -----------
TOTAL INVESTMENTS -- 96.7%
  (IDENTIFIED COST $40,144,013)
  @................................                      39,896,350
  Cash and Other Assets, Less
    Liabilities -- 3.3%............                       1,352,011
                                                        -----------
NET ASSETS -- 100%.................                     $41,248,361
                                                        -----------
                                                        -----------

  !  See Note 1.
  +  Convertible Bond.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  # Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
  @ At March 31, 1999, the net unrealized depreciation on investments based on cost of $40,144,013 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,335,872 and $2,583,535, respectively, resulting in net unrealized depreciation of $247,663.

KEY TO ABBREVIATIONS:

AUD:  Australian Dollar
CAD:  Canadian Dollar
EUR:  Euro
NZD:  New Zealand Dollar
USD:  United States Dollar
ZAR:  South African Rand

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                 Ten Largest Sector Holdings at March 31, 1999
                         as a Percentage of Net Assets

Foreign Government/Agency                                               39.5%
Banking & Finance                                                       23.7%
Financial                                                               11.4%
Utilities                                                                4.2%
Telecommunications                                                       3.5%
U.S. Government                                                          3.5%
Government Agencies                                                      2.6%
Media & Entertainment                                                    2.0%
Tobacco                                                                  1.3%
Supranational                                                            1.1%

                See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                              FACE
                                             AMOUNT      VALUE !
------------------------------------------------------------------
BONDS AND NOTES -- 88.7% OF NET ASSETS
NON-CONVERTIBLE BONDS -- 58.0%
BROADCASTING -- 0.9%
  Fox Family Worldwide, Inc., Zero
    Coupon Bond, 11/01/07
    (step to 10.250% on 11/01/02)
    #..............................  USD      275,000  $   176,000
                                                       -----------
CANADIAN -- 5.2%
  Clearnet Communications, Inc.,
    Zero Coupon Bond, 8/13/07
    (step to 11.750% on 8/13/02)
    #..............................  CAD      300,000      139,451
  Clearnet Communications, Inc.,
    Zero Coupon Bond, 5/15/08
    (step to 10.400% on 5/15/03)
    #..............................           300,000      124,287
  Clearnet Communications, Inc.,
    Zero Coupon Bond, 2/15/09
    (step to 10.750% on 2/15/04)
    #..............................           350,000      135,432
  International Semi-Tech Corp.,
    Zero Coupon Bond, 8/15/03
    (step to 11.50% on 8/15/00)
    #..............................  USD    1,275,000      178,500
  Microcell Telecommunications,
    Inc., Zero Coupon Bond,
    10/15/07 (step to 11.125% on
    10/15/02) #....................  CAD      985,000      417,871
                                                       -----------
                                                           995,541
                                                       -----------
COMMUNICATIONS -- 0.8%
  Arch Communications Group, Inc.,
    Zero Coupon Bond, 3/15/08 (step
    to 10.875% on 3/15/01) #.......  USD      390,000      159,900
                                                       -----------
ENTERTAINMENT -- 0.2%
  Boston Celtics Ltd., 6.000%,
    6/30/38........................            62,000       37,743
                                                       -----------
FOREIGN GOVERNMENT/AGENCY -- 7.7%
  Escom, 11.000%, 6/01/08..........  ZAR      275,000       35,422
  Republic of Argentina, 5.9375%,
    3/31/05 ++.....................  USD       47,000       40,246
  Republic of Argentina, 8.875%,
    3/01/29........................           325,000      249,243
  Republic of Brazil, 10.125%,
    5/15/27........................           255,000      184,875
  Republic of Brazil C Bond,
    8.000%, 4/15/14 PIK............           500,486      318,459
  Republic of Ecuador, 6.000%,
    2/27/15 PIK ++.................           172,643       53,312
  Republic of Panama, 4.000%,
    7/17/14
    (step to 4.250% on 7/17/99)
    #..............................           150,000      119,438
  Republic of Peru, 3.750%, 3/07/17
    (step to 4.000% on 3/07/01)
    #..............................           400,000      235,520
  Republic of South Africa,
    12.500%, 12/21/06..............  ZAR    1,000,000      144,127
  Republic of Venezuela, 9.250%,
    9/15/27........................  USD      175,000      107,625
                                                       -----------
                                                         1,488,267
                                                       -----------
FOREIGN ISSUER -- 26.1%
  Bangko Sentral Pilipinas, 8.600%,
    6/15/27........................           350,000      294,000
  Bangkok Bank Public Co. Ltd.,
    9.025%, 3/15/29 144A...........           500,000      357,335
  Centragas, 10.650%, 12/01/10
    144A...........................           222,390      192,368
  Cerro Negro Finance Ltd., 7.900%,
    12/01/20 144A..................           100,000       73,000
  Compania de Alimentos Fargo,
    13.250%, 8/01/08 144A..........           100,000       76,000
  Espirito Santo Centrais Eletricas
    SA, 10.000%, 7/15/07...........           350,000      227,500
  Indah Kiat Finance Mauritius
    Ltd., 10.000%, 7/01/07.........           300,000      159,000
  Korea Electric Power Corp.,
    7.400%, 4/01/16................           234,802      214,820
  Multicanal SA, 10.500%,
    2/01/07........................           125,000      115,000

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                              FACE
                                             AMOUNT      VALUE !
------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
FOREIGN ISSUER -- CONTINUED
  Multicanal SA, 10.500%,
    4/15/18........................  USD      125,000  $    99,844
  Murrin Murrin Holdings Property
    Ltd., 9.375%, 8/31/07..........            50,000       44,875
  National Power Corp., 9.625%,
    5/15/28........................           100,000       88,000
  Pan Pacific Industrial Investment
    Plc, Zero Coupon Bond, 4/28/07
    144A...........................         1,000,000      470,000
  Petroleos Mexicanos, Medium Term,
    8.625%, 12/01/23 144A..........           145,000      113,100
  Philippine Long Distance
    Telephone Co., 8.350%,
    3/06/17........................           200,000      162,831
  Pindo Deli Finance Mauritius
    Ltd., 10.750%, 10/01/07........           450,000      247,500
  Pindo Deli Finance Mauritius
    Ltd., 10.875%, 10/01/27........           410,000      190,650
  Pycsa Panama SA, 10.280%,
    12/15/12 144A..................           100,000       75,000
  Quezon Power Philippines Co.,
    8.860%, 6/15/17................           550,000      401,500
  Siam Commercial Bank Public Co.,
    7.500%, 3/15/06 144A...........           100,000       71,000
  Tata Electric Co., 8.500%,
    8/19/17 144A...................           200,000      160,000
  Tenaga Nasional Berhad, 7.500%,
    11/01/25 144A..................           850,000      614,082
  Tjiwi Kimia Mauritius Ltd.,
    10.000%, 8/01/04...............           400,000      214,000
  Total Access Communication Public
    Co. Ltd., 7.625%, 11/04/01
    144A...........................           100,000       78,000
  Total Access Communication Public
    Co. Ltd., 8.375%, 11/04/06
    144A...........................           400,000      283,000
                                                       -----------
                                                         5,022,405
                                                       -----------
HEALTH CARE -- SERVICES -- 0.3%
  Columbia/HCA Healthcare Corp.,
    7.050%, 12/01/27...............            75,000       58,616
                                                       -----------
OIL & GAS -- 4.1%
  Chesapeake Energy Corp., 7.875%,
    3/15/04........................            50,000       39,000
  Chesapeake Energy Corp., 8.500%,
    3/15/12........................           250,000      187,500
  HS Resources, Inc., 9.250%,
    11/15/06.......................           100,000       98,250
  Hvide Marine, Inc., 8.375%,
    2/15/08........................           400,000      248,000
  R & B Falcon Corp., 7.375%,
    4/15/18........................           300,000      217,155
                                                       -----------
                                                           789,905
                                                       -----------
RAIL -- TRANSPORT -- 0.1%
  Missouri Pacific Railroad Co.,
    4.750%, 1/01/20................            30,000       18,900
                                                       -----------
REAL ESTATE INVESTMENT TRUSTS --
  0.4%
  Meditrust Corp., 7.000%,
    8/15/07........................           100,000       83,552
                                                       -----------
RETAIL -- GENERAL -- 2.2%
  Dillon Read Structured Finance
    Corp., 7.430%, 8/15/18.........           300,000      267,474
  Penn Traffic Co., 9.625%, 4/15/05
    ^..............................           275,000       15,125
  Woolworth Corp., 8.500%,
    1/15/22........................           200,000      146,000
                                                       -----------
                                                           428,599
                                                       -----------
STEEL -- 0.2%
  Geneva Steel Co., 9.500%, 1/15/04
    ^..............................           150,000       27,000
                                                       -----------
TELECOMMUNICATIONS -- 6.6%
  Hyperion Telecommunications,
    Inc., Zero Coupon Bond, 4/15/03
    (step to 13.000% on 4/15/01)
    #..............................           200,000      165,000

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                              FACE
                                             AMOUNT      VALUE !
------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
TELECOMMUNICATIONS -- CONTINUED
  Nextel Communications, Inc., Zero
    Coupon Bond, 10/31/07
    (step to 9.750% on 10/31/02)
    #..............................  USD      145,000  $   102,950
  Nextel Communications, Inc., Zero
    Coupon Bond, 2/15/08
    (stepto 9.950% on 2/15/03) #...           100,000       70,000
  RCN Corp., Zero Coupon Bond,
    10/15/07
    (step to 11.125% on 10/15/02)
    #..............................           375,000      253,125
  RCN Corp., Zero Coupon Bond,
    2/15/08
    (step to 9.800% on 2/15/03)
    #..............................           550,000      345,125
  RCN Corp., Zero Coupon Bond,
    7/01/08
    (step to 11.000% on 7/01/03)
    #..............................           100,000       61,500
  Teligent, Inc., Zero Coupon Bond,
    3/01/08
    (step to 11.500% on 3/01/03)
    #..............................           400,000      210,000
  Triton Communications LLC, Zero
    Coupon Bond, 5/01/08
    (step to 11.000% on 5/01/03)
    #..............................           100,000       57,125
                                                       -----------
                                                         1,264,825
                                                       -----------
TEXTILE & APPAREL -- 1.1%
  Phillips Van Heusen Corp.,
    7.750%, 11/15/23...............           250,000      215,102
                                                       -----------
TRANSPORTATION -- 0.5%
  American President Cos. Ltd.,
    8.000%, 1/15/24................           200,000      100,000
                                                       -----------
UTILITIES -- 1.6%
  AES Corp., 8.875%, 11/01/27......           350,000      312,812
                                                       -----------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost
    $12,057,552)...................                     11,179,167
                                                       -----------
CONVERTIBLE BONDS -- 30.7%
AUTO & RELATED -- 0.7%
  Exide Corp., 2.900%, 12/15/05
    144A...........................           250,000      138,750
                                                       -----------
CANADIAN -- 0.7%
  Rogers Communications, Inc.,
    2.000%, 11/26/05...............           190,000      136,563
                                                       -----------
COMPUTERS -- 4.4%
  Cray Research, Inc., 6.125%,
    2/01/11........................           113,000       84,185
  Data General Corp., 6.000%,
    5/15/04........................            50,000       42,250
  HMT Technology Corp., 5.750%,
    1/15/04........................            75,000       35,062
  Maxtor Corp., 5.750%, 3/01/12....           500,000      375,000
  Read Rite Corp., 6.500%,
    9/01/04........................           150,000       90,750
  S3, Inc., 5.750%, 10/01/03.......           200,000      152,750
  Telxon Corp., 5.750%, 1/01/03....            50,000       34,000
  Western Digital, Zero Coupon
    Bond, 2/18/18..................           150,000       33,750
                                                       -----------
                                                           847,747
                                                       -----------
ELECTRONICS -- 6.2%
  Cirrus Logic, Inc., 6.000%,
    12/15/03.......................           250,000      170,000
  Cypress Semiconductor Corp.,
    6.000%, 10/01/02...............           100,000       89,125
  EDO Corp., 7.000%, 12/15/11......            50,000       39,375
  Integrated Device Technology,
    5.500%, 6/01/02................            50,000       34,000

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                              FACE
                                             AMOUNT      VALUE !
------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
ELECTRONICS -- CONTINUED
  Kent Electronics Corp., 4.500%,
    9/01/04........................  USD      325,000  $   237,250
  Lam Research Corp., 5.000%,
    9/01/02........................           575,000      483,000
  Richardson Electronics Ltd.,
    7.250%, 12/15/06...............            50,000       37,000
  Zenith Corp., 6.250%, 4/01/11....           350,000      105,000
                                                       -----------
                                                         1,194,750
                                                       -----------
ENVIRONMENTAL SERVICES -- 0.1%
  Air & Water Technologies Corp.,
    8.000%, 5/15/15................            25,000       21,250
                                                       -----------
FINANCIAL SERVICES -- 3.8%
  Bell Atlantic Financial Services,
    4.250%, 9/15/05................           675,000      740,812
                                                       -----------
FOREIGN ISSUER -- 4.6%
  Advanced Agro Public Co., 3.500%,
    6/17/01........................           125,000      106,562
  APP Finance VII Mauritius Ltd.,
    3.500%, 4/30/03................           150,000       89,625
  APP Finance VII Mauritius Ltd.,
    3.500%, 4/30/03 144A...........           125,000       74,687
  Bangkok Bank Public Co. Ltd.,
    4.589%, 3/03/04................           225,000      104,625
  Banpu Public Co., 2.750%,
    4/10/03........................            25,000       20,000
  Burns, Philp, 5.500%, 4/30/04....            50,000       24,875
  Empresas ICA Sociedad, 5.000%,
    3/15/04........................            80,000       52,800
  Loxley Public Co. Ltd., 2.500%,
    4/04/01........................           100,000       10,000
  Samsung Electronics Co. Ltd.,
    Zero Coupon Bond, 12/31/07.....           100,000       99,250
  Sappi BVI Finance, 7.500%,
    8/01/02........................           125,000      114,219
  Siam Commercial Bank Public Co.,
    3.250%, 1/24/04................           250,000      110,156
  Ssangyong Oil Refining Co., Inc.,
    3.000%, 12/31/04...............           125,000       79,688
                                                       -----------
                                                           886,487
                                                       -----------
FREIGHT TRANSPORTATION -- 0.3%
  Builders Transportation, Inc.,
    8.000%, 8/15/05 ^..............            75,000           94
  Worldway Corp., 6.250%,
    4/15/11........................            62,000       50,530
                                                       -----------
                                                            50,624
                                                       -----------
HEALTH CARE -- DRUGS -- 2.6%
  Dura Pharmaceuticals, Inc.,
    3.500%, 7/15/02................           450,000      339,750
  Glycomed, Inc., 7.500%,
    1/01/03........................           100,000       80,750
  NABI, Inc., 6.500%, 2/01/03......           125,000       88,750
                                                       -----------
                                                           509,250
                                                       -----------
HEALTH CARE -- PRODUCTS -- 0.3%
  Centocor, Inc., 4.750%,
    2/15/05........................            50,000       48,500
                                                       -----------
HEALTH CARE -- SERVICES -- 0.3%
  Tenet Healthcare Corp., 6.000%,
    12/01/05.......................            75,000       60,000
                                                       -----------
HOME BUILDERS -- 0.3%
  Schuler Homes, Inc., 6.500%,
    1/15/03........................            70,000       56,000
                                                       -----------
INSURANCE -- 2.2%
  Loews Corp., 3.125%, 9/15/07.....           500,000      426,250
                                                       -----------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                              FACE
                                             AMOUNT      VALUE !
------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
MACHINERY -- 0.1%
  Intevac, Inc., 6.500%, 3/01/04...  USD       25,000  $    12,625
                                                       -----------
MANUFACTURING -- 0.7%
  Hexcel Corp., 7.000%, 8/01/03....            50,000       42,000
  Hexcel Corp., 7.000%, 8/01/11....           125,000       91,250
                                                       -----------
                                                           133,250
                                                       -----------
OIL & GAS -- 1.7%
  Key Energy Group, Inc., 5.000%,
    9/15/04........................           550,000      276,375
  Pogo Producing Co., 5.500%,
    6/15/06........................            75,000       56,250
                                                       -----------
                                                           332,625
                                                       -----------
REAL ESTATE INVESTMENT TRUSTS --
  0.1%
  Sizeler Property Investors, Inc.,
    8.000%, 7/15/03................            15,000       13,988
                                                       -----------
RESTAURANTS -- 0.7%
  Boston Chicken, Inc., Zero Coupon
    Bond, 6/01/15 ^................           625,000        6,250
  Boston Chicken, Inc., 4.500%,
    2/01/04 ^......................           100,000        4,000
  Einstein/Noah Bagel Corp.,
    7.250%, 6/01/04................            50,000       29,000
  Shoney's, Inc., Zero Coupon Bond,
    4/11/04........................           350,000       84,000
  TPI Enterprises, Inc., 8.250%,
    7/15/02........................            25,000       14,375
                                                       -----------
                                                           137,625
                                                       -----------
RETAIL -- SPECIALTY -- 0.7%
  CML Group, Inc., 5.500%, 1/15/03
    ^..............................           100,000        2,000
  Jacobson Stores, Inc., 6.750%,
    12/15/11.......................           150,000      123,563
                                                       -----------
                                                           125,563
                                                       -----------
TELECOMMUNICATIONS -- 0.2%
  Broadband Technologies, Inc.,
    5.000%, 5/15/01................           100,000       36,250
                                                       -----------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $6,734,954)...                      5,908,909
                                                       -----------
  TOTAL BONDS AND NOTES
    (Identified Cost
    $18,792,506)...................                     17,088,076
                                                       -----------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                             SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS -- 3.6% OF NET ASSETS
COMPUTER SOFTWARE & SERVICES --
  0.1%
  Unisys Corp. *...................               480  $    13,290
                                                       -----------
FOREIGN ISSUER -- 0.7%
  Sappi Ltd., ADR..................             2,950      126,481
  Siam Commercial Bank Public Co.
    *..............................            16,500        9,661
                                                       -----------
                                                           136,142
                                                       -----------
OIL & GAS -- 0.1%
  Chesapeake Energy Corp...........            16,000       23,000
                                                       -----------
REAL ESTATE INVESTMENT TRUSTS --
  2.5%
  Associated Estates Realty
    Corp...........................            15,500      161,781
  Berkshire Realty Co., Inc........            15,500      173,406
  Developers Diversified Realty
    Corp...........................             4,825       69,058
  Meditrust Corp...................             5,500       68,406
                                                       -----------
                                                           472,651
                                                       -----------
RESTAURANTS -- 0.2%
  Advantica Restaurant Group, Inc.
    *..............................             7,197       35,985
                                                       -----------
  TOTAL COMMON STOCKS
    (Identified Cost $977,043).....                        681,068
                                                       -----------
PREFERRED STOCKS -- 2.9% OF NET ASSETS
COMPUTER SOFTWARE & SERVICES --
  0.2%
  Unisys Corp., $3.75..............               712       36,935
                                                       -----------
FOREIGN ISSUER -- 0.2%
  Philippine Long Distance
    Telephone Co., $3.50, GDS......             1,000       47,500
                                                       -----------
OIL & GAS -- 0.5%
  Chesapeake Energy Corp.,
    7.000%.........................             3,750       47,812
  Chesapeake Energy Corp., 7.000%
    144A...........................             3,500       44,625
                                                       -----------
                                                            92,437
                                                       -----------
TELECOMMUNICATIONS -- 1.6%
  Hyperion Telecommunications,
    Inc., 12.875% PIK..............               232      207,856
  Nextel Communications, Inc.,
    11.125% PIK....................               103      104,837
                                                       -----------
                                                           312,693
                                                       -----------
UTILITIES -- 0.4%
  Central Maine Power Co.,
    3.500%.........................             1,460       71,540
  Entergy Gulf States, Inc.,
    4.400%.........................                50        3,263
                                                       -----------
                                                            74,803
                                                       -----------
  TOTAL PREFERRED STOCKS
    (Identified Cost $639,126).....                        564,368
                                                       -----------
TOTAL INVESTMENTS -- 95.2%
  (IDENTIFIED COST $20,408,675)
    @..............................                     18,333,512
  Cash and Other Assets, Less
    Liabilities -- 4.8%............                        923,763
                                                       -----------
NET ASSETS -- 100%.................                    $19,257,275
                                                       -----------
                                                       -----------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

  !  See Note 1.
  # Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
 ++  Floating Rate Bond: Coupon is six month London Interbank Offered Rate
      (LIBOR) plus .8125%.
PIK  All or a portion of income may be received as additional securities.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  ^  Security in default.
  *  Non-income producing security.
  @ At March 31, 1999, the net unrealized depreciation on investments based on cost of $20,408,675 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $818,194 and $2,893,357, respectively, resulting in net unrealized depreciation of $2,075,163.

KEY TO ABBREVIATIONS:

ADR:  American Depositary Receipts
CAD:  Canadian Dollar
GDS:  Global Depositary Shares
USD:  United States Dollar
ZAR:  South African Rand

                See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------

LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND
-----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                             FACE
                                            AMOUNT     VALUE !
-----------------------------------------------------------------
BONDS AND NOTES -- 93.8% OF NET ASSETS
AUTO & RELATED -- 1.5%
  Dana Corp., 6.250%, 3/01/04......  USD    150,000  $    150,329
                                                     ------------
BANKS/SAVINGS & LOANS -- 4.3%
  Capital One Bank, 5.950%,
    2/15/01........................         200,000       199,860
  Capital One Bank, 6.375%,
    2/15/03........................         100,000       100,304
  Capital One Bank, 6.830%,
    5/17/99........................          70,000        70,105
  NationsBank Corp., 7.000%,
    9/15/01........................          55,000        56,751
                                                     ------------
                                                          427,020
                                                     ------------
CANADIAN -- 3.2%
  Canadian Government, 5.500%,
    6/01/09........................  CAD    150,000       102,840
  International Semi-Tech Corp.,
    Zero Coupon Bond, 8/15/03
    (step to 11.50% on 8/15/00)
    #..............................  USD    500,000        70,000
  MacMillan Bloedel Ltd., 6.750%,
    2/15/06........................         150,000       144,995
                                                     ------------
                                                          317,835
                                                     ------------
ENTERTAINMENT -- 1.7%
  Time Warner Entertainment Co.,
    7.750%, 6/15/05................         155,000       166,138
                                                     ------------
FINANCIAL SERVICES -- 12.0%
  Associates Manufactured Housing,
    6.475%, 3/15/28................          50,000        50,757
  CIT Group, Inc., 5.800%,
    2/26/01........................         230,000       230,646
  Green Tree Financial Corp.,
    6.950%, 3/15/27................         200,000       190,562
  Household Finance Corp., 5.875%,
    9/25/04........................         350,000       346,164
  Morgan Stanley Dean Witter & Co.,
    5.625%, 1/20/04................         200,000       197,506
  OSCC Home Equity Loan Trust,
    6.025%, 6/15/08................         187,742       187,115
                                                     ------------
                                                        1,202,750
                                                     ------------
FOOD -- 1.9%
  Dole Food, Inc., 6.375%,
    10/01/05.......................         200,000       193,276
                                                     ------------
FOREIGN GOVERNMENT/AGENCY -- 3.6%
  Republic of Brazil C Bond,
    8.000%, 4/15/14 PIK............         176,642       112,397
  Republic of South Africa, 8.375%,
    10/17/06.......................         250,000       247,500
                                                     ------------
                                                          359,897
                                                     ------------
FOREIGN ISSUER -- 10.4%
  Espirito Santo Centrais Eletricas
    SA, 10.000%, 7/15/07...........         150,000        97,500
  Gruma SA de CV, 7.625%,
    10/15/07.......................         150,000       135,750
  Korea Development Bank, 6.750%,
    12/01/05.......................         100,000        89,471
  Perez Companc SA, 8.125%, 7/15/07
    144A...........................         250,000       222,500
  Southern Peru Ltd., 7.900%,
    5/30/07........................         220,000       202,730
  Tenaga Nasional Berhad, 7.625%,
    4/29/07 144A...................         125,000       112,310
  Total Access Communication Public
    Co. Ltd., 8.375%, 11/04/06
    144A...........................         220,000       155,650
  YPF SA, 7.000%, 10/26/02.........          23,997        22,124
                                                     ------------
                                                        1,038,035
                                                     ------------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND (CONTINUED)
-----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                             FACE
                                            AMOUNT     VALUE !
-----------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
GOVERNMENT AGENCIES -- 7.9%
  Federal Home Loan Mortgage Corp.,
    6.000%, 4/15/06................  USD     50,750  $     50,987
  Federal Home Loan Mortgage Corp.,
    6.250%, 10/15/07...............          55,000        55,515
  Federal National Mortgage
    Association, 5.500%, 4/25/06...         250,000       249,295
  Federal National Mortgage
    Association, 6.000%, 5/25/08...         126,723       126,723
  Federal National Mortgage
    Association, 6.500%, 1/18/16...         144,004       144,094
  Federal National Mortgage
    Association, 6.500%, 8/15/16...         165,000       165,721
                                                     ------------
                                                          792,335
                                                     ------------
HEALTH CARE -- PRODUCTS -- 2.4%
  Bausch & Lomb, Inc., 6.500%,
    8/01/05........................         250,000       242,693
                                                     ------------
OIL & GAS -- 4.8%
  Pioneer Natural Resources Co.,
    6.500%, 1/15/08................         250,000       202,890
  R & B Falcon Corp., 6.750%,
    4/15/05........................         350,000       276,500
                                                     ------------
                                                          479,390
                                                     ------------
PAPER PRODUCTS -- 1.0%
  Temple-Inland, Inc., 6.750%,
    3/01/09........................         100,000        98,945
                                                     ------------
REAL ESTATE INVESTMENT TRUSTS --
  17.7%
  American Health Properties, Inc.,
    7.050%, 1/15/02................          65,000        63,718
  American Health Properties, Inc.,
    7.500%, 1/15/07................         275,000       259,922
  Excel Realty Trust, Inc., 6.875%,
    10/15/04.......................         165,000       164,805
  First Industrial, 7.000%,
    12/01/06.......................         250,000       232,593
  Highwoods Realty LP, 6.750%,
    12/01/03.......................         350,000       341,029
  Oasis Residential, Inc., 6.750%,
    11/15/01.......................         350,000       339,910
  Trinet Corporate Realty Trust,
    Inc., 6.750%, 3/01/03..........         335,000       320,538
  Trinet Corporate Realty Trust,
    Inc., 7.300%, 5/15/01..........          55,000        54,872
                                                     ------------
                                                        1,777,387
                                                     ------------
SECURITIES -- 1.6%
  Lehman Brothers Holdings, Inc.,
    6.125%, 2/01/01................          60,000        59,886
  Lehman Brothers Holdings, Inc.,
    7.125%, 9/15/03................         100,000       102,160
                                                     ------------
                                                          162,046
                                                     ------------
TELECOMMUNICATIONS -- 5.9%
  Cox Communications, Inc., 6.500%,
    11/15/02.......................         165,000       168,168
  Intermedia Communications, Inc.,
    8.600%, 6/01/08................         125,000       125,000
  TCI Communications, Inc., 6.875%,
    2/15/06........................         290,000       303,404
                                                     ------------
                                                          596,572
                                                     ------------
TEXTILE & APPAREL -- 2.0%
  Tommy Hilfiger Corp., 6.500%,
    6/01/03........................         200,000       196,018
                                                     ------------
TOBACCO -- 3.9%
  Philip Morris Cos., Inc., 7.250%,
    9/15/01........................          65,000        66,894
  RJR Nabisco, Inc., 7.625%,
    9/15/03........................          65,000        63,575
  RJR Nabisco, Inc., 8.250%,
    7/01/04........................          90,000        94,846

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND (CONTINUED)
-----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                             FACE
                                            AMOUNT     VALUE !
-----------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
TOBACCO -- CONTINUED
  RJR Nabisco, Inc., 8.750%,
    8/15/05........................  USD    160,000  $    171,016
                                                     ------------
                                                          396,331
                                                     ------------
TRUCKING & LEASING -- 2.1%
  Amerco, 7.490%, 9/18/01..........         200,000       206,796
                                                     ------------
U.S. GOVERNMENT -- 3.9%
  U.S. Treasury Notes, 5.375%,
    6/30/03........................         100,000       100,625
  U.S. Treasury Notes, 5.500%,
    5/31/00........................         190,000       191,187
  U.S. Treasury Notes, 5.500%,
    2/15/08........................         100,000       101,125
                                                     ------------
                                                          392,937
                                                     ------------
UTILITIES -- 2.0%
  Texas Utilities Co., 5.940%,
    4/15/99........................         200,000       201,646
                                                     ------------
  TOTAL BONDS AND NOTES
    (Identified Cost $9,826,875)...                     9,398,376
                                                     ------------
SHORT-TERM INVESTMENT -- 4.6% OF NET ASSETS
  Repurchase Agreement with State
    Street Bank and Trust Co.,
    dated 3/31/99 at 4.000% to be
    repurchased at $464,052 on
    4/1/99 collateralized by
    $370,000 U.S. Treasury Bond,
    8.125%, due 8/15/21 with a
    value of $473,600..............         464,000       464,000
                                                     ------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $464,000).....                       464,000
                                                     ------------
TOTAL INVESTMENTS -- 98.4%
  (IDENTIFIED COST $10,290,875)
  @................................                     9,862,376
  Cash and Other Assets, Less
    Liabilities -- 1.6%............                       156,170
                                                     ------------
NET ASSETS -- 100%.................                  $ 10,018,546
                                                     ------------
                                                     ------------

  !  See Note 1.
  # Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
PIK  All or a portion of income may be received as additional securities.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  @ At March 31, 1999, the net unrealized depreciation on investments based on cost of $10,290,875 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $115,473 and $543,972, respectively, resulting in net unrealized depreciation of $428,499.

KEY TO ABBREVIATIONS:

CAD:  Canadian Dollar
USD:  United States Dollar

                See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE BOND FUND
-----------------------------------------------------------------

PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)

                                              FACE
                                             AMOUNT     VALUE !
-----------------------------------------------------------------
BONDS AND NOTES -- 86.1% OF NET ASSETS
NON-CONVERTIBLE BONDS -- 67.9%
CANADIAN -- 17.4%
  Canadian Government, Zero Coupon
    Bond, 6/01/21..................  CAD      150,000  $   30,108
  Canadian Government, Zero Coupon
    Bond, 6/01/25..................           940,000     158,908
  MacMillan Bloedel Ltd., 7.700%,
    2/15/26........................  USD      100,000      94,282
  New Brunswick FM Project, Zero
    Coupon Bond, 11/30/27 (step to
    6.470% on 5/30/03) 144A #......  CAD       75,000      40,599
  Ontario Hydro, 8.900%, 8/18/22...            55,000      51,128
  Province of Alberta, 5.930%,
    9/16/16........................            47,050      32,924
  Province of British Columbia,
    Zero Coupon Bond, 6/09/22......           250,000      43,905
  Province of British Columbia,
    Zero Coupon Bond, 8/19/22......           605,000     105,075
  Province of British Columbia,
    Zero Coupon Bond, 8/23/24......           200,000      30,956
  Province of Manitoba, Zero Coupon
    Bond, 3/05/31..................         1,100,000     121,185
  Province of Manitoba, 6.500%,
    9/22/17........................            25,000      18,285
  Province of Manitoba, 7.750%,
    12/22/25.......................            55,000      46,744
  Province of Ontario, Zero Coupon
    Bond, 6/02/27..................         1,000,000     134,960
  Province of Saskatchewan
    (Certificate of Deposit), Zero
    Coupon Bond, 2/04/22...........           650,000     119,190
  Province of Saskatchewan
    (Certificate of Deposit), Zero
    Coupon Bond, 5/30/25...........           215,000      32,747
                                                       ----------
                                                        1,060,996
                                                       ----------
COMMUNICATIONS -- 0.3%
  Arch Communications Group, Inc.,
    Zero Coupon Bond, 3/15/08 (step
    to 10.875% on 3/15/01) #.......  USD       50,000      20,500
                                                       ----------
COMPUTERS -- 1.5%
  Seagate Technology, Inc., 7.450%,
    3/01/37........................            25,000      23,674
  Seagate Technology, Inc., 7.875%,
    3/01/17........................            75,000      67,691
                                                       ----------
                                                           91,365
                                                       ----------
FINANCIAL SERVICES -- 1.8%
  Security Capital Group, Inc.,
    7.700%, 6/15/28................           125,000     110,879
                                                       ----------
FOREIGN GOVERNMENT/AGENCY -- 2.0%
  Republic of Brazil, 10.125%,
    5/15/27........................            10,000       7,250
  Republic of Brazil C Bond,
    8.000%, 4/15/14 PIK............            29,440      18,733
  Republic of South Africa,
    12.500%, 12/21/06..............  ZAR      400,000      57,651
  Republic of South Africa,
    13.000%, 8/31/10...............           125,000      18,260
  Republic of South Africa,
    13.500%, 9/15/15...............           150,000      22,630
                                                       ----------
                                                          124,524
                                                       ----------
FOREIGN ISSUER -- 12.0%
  Bangkok Bank Public Co. Ltd.,
    9.025%, 3/15/29 144A...........  USD       50,000      35,733
  Centragas, 10.650%, 12/01/10
    144A...........................            88,956      76,947
  Cerro Negro Finance Ltd., 7.900%,
    12/01/20 144A..................            50,000      36,500
  Embotelladora Andina SA, 7.625%,
    10/01/27.......................           125,000     105,335
  Enersis SA, 7.400%, 12/01/16.....           100,000      93,099
  PDVSA Finance Ltd., 7.500%,
    11/15/28.......................            50,000      36,921
  Pindo Deli Finance Mauritius
    Ltd., 10.875%, 10/01/27........           100,000      46,500

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND (CONTINUED)
-----------------------------------------------------------------
PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)

                                              FACE
                                             AMOUNT     VALUE !
-----------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
FOREIGN ISSUER -- CONTINUED
  Quezon Power Philippines Co.,
    8.860%, 6/15/17................  USD       50,000  $   36,500
  Samsung Electronics Co. Ltd.,
    7.700%, 10/01/27 144A..........           100,000      76,000
  Telekom Malaysia Berhad, 7.875%,
    8/01/25 144A...................           125,000     101,617
  Tenaga Nasional Berhad, 7.500%,
    11/01/25 144A..................           100,000      72,245
  Total Access Communication Public
    Co. Ltd., 8.375%, 11/04/06
    144A...........................            25,000      17,688
                                                       ----------
                                                          735,085
                                                       ----------
GOVERNMENT AGENCIES -- 1.0%
  Federal National Mortgage
    Association, Zero Coupon Bond,
    10/29/07.......................  NZD      200,000      61,432
                                                       ----------
HEALTH CARE -- PRODUCTS -- 1.5%
  Bausch & Lomb, Inc., 7.125%,
    8/01/28........................  USD      100,000      91,989
                                                       ----------
HEALTH CARE -- SERVICES -- 1.9%
  Columbia/HCA Healthcare Corp.,
    7.050%, 12/01/27...............           150,000     117,231
                                                       ----------
HOME BUILDERS -- 0.4%
  Pulte Corp., 7.625%, 10/15/17....            25,000      23,243
                                                       ----------
OIL & GAS -- 5.3%
  Pioneer Natural Resources Co.,
    7.200%, 1/15/28................            40,000      26,616
  R & B Falcon Corp., 7.375%,
    4/15/18........................           100,000      72,385
  Seagull Energy Corp., 7.500%,
    9/15/27........................           180,000     136,698
  Union Pacific Resources Group,
    Inc., 7.150%, 5/15/28..........           100,000      89,349
                                                       ----------
                                                          325,048
                                                       ----------
PAPER PRODUCTS -- 1.5%
  Westvaco Corp., 7.000%,
    8/15/23........................           100,000      94,160
                                                       ----------
RAIL -- TRANSPORT -- 2.5%
  Louisville & Nashville Railroad
    Co., 2.875%, 4/01/03...........             4,000       3,498
  Louisville & Nashville Railroad
    Co., 3.375%, 4/01/03...........            12,000      10,943
  Missouri Pacific Railroad Co.,
    4.250%, 1/01/05................            39,000      34,560
  Missouri Pacific Railroad Co.,
    4.750%, 1/01/20................            34,000      21,420
  Missouri Pacific Railroad Co.,
    4.750%, 1/01/30................            86,000      52,890
  Missouri Pacific Railroad Co.,
    5.000%, 1/01/45................            50,000      26,313
                                                       ----------
                                                          149,624
                                                       ----------
REAL ESTATE INVESTMENT TRUSTS --
  8.8%
  First Industrial, 7.500%,
    12/01/17.......................           100,000      85,509
  First Industrial, 7.600%,
    7/15/28........................           150,000     131,488
  Highwoods Realty LP, 7.500%,
    4/15/18........................            50,000      45,614
  Susa Partnership LP, 7.500%,
    12/01/27.......................           125,000     112,526
  Trinet Corporate Realty Trust,
    Inc., 7.700%, 7/15/17..........           175,000     160,167
                                                       ----------
                                                          535,304
                                                       ----------
SUPRANATIONAL -- 3.4%
  International Bank for
    Reconstruction & Development,
    Zero Coupon Bond, 8/20/07......  NZD      585,000     184,268

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND (CONTINUED)
-----------------------------------------------------------------
PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)

                                              FACE
                                             AMOUNT     VALUE !
-----------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
SUPRANATIONAL -- CONTINUED
  International Bank for
    Reconstruction & Development,
    8.000%, 5/23/07................  NZD       45,000  $   26,105
                                                       ----------
                                                          210,373
                                                       ----------
TEXTILE & APPAREL -- 0.4%
  Kellwood Co., 7.625%, 10/15/17...  USD       25,000      22,067
                                                       ----------
TOBACCO -- 1.1%
  RJR Nabisco, Inc., 9.250%,
    8/15/13........................            60,000      65,860
                                                       ----------
U.S. GOVERNMENT -- 5.1%
  U.S. Treasury Bonds, 5.500%,
    8/15/28........................           300,000     287,109
  U.S. Treasury Bonds, 6.000%,
    2/15/26........................            25,000      25,410
                                                       ----------
                                                          312,519
                                                       ----------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $4,265,200)...                     4,152,199
                                                       ----------
CONVERTIBLE BONDS -- 18.2%
COMPUTERS -- 0.1%
  Maxtor Corp., 5.750%, 3/01/12....            10,000       7,500
                                                       ----------
DIVERSIFIED OPERATIONS -- 0.4%
  Thermo Electron Corp., 4.250%,
    1/01/03 144A...................            25,000      22,125
                                                       ----------
ELECTRONICS -- 1.0%
  Thermedics, Inc., Zero Coupon
    Bond, 6/01/03..................           100,000      64,000
                                                       ----------
ENVIRONMENTAL SERVICES -- 1.5%
  Thermo TerraTech, Inc., 4.625%,
    5/01/03 144A...................           110,000      92,812
                                                       ----------
FINANCIAL SERVICES -- 1.8%
  Bell Atlantic Financial Services,
    4.250%, 9/15/05................           100,000     109,750
                                                       ----------
FOREIGN ISSUER -- 1.8%
  Banpu Public Co., 2.750%,
    4/10/03........................            20,000      16,000
  Burns, Philp, 5.500%, 4/30/04....            20,000       9,950
  Ssangyong Oil Refining Co., Inc.,
    3.000%, 12/31/04...............            30,000      19,125
  Telekom Malaysia Berhad, 4.000%,
    10/03/04.......................            50,000      41,875
  Total Access Communication Public
    Co. Ltd., 2.000%, 5/31/06......            30,000      24,000
                                                       ----------
                                                          110,950
                                                       ----------
HEALTH CARE -- SERVICES -- 0.7%
  Healthsouth Corp., 3.250%,
    4/01/03........................            50,000      40,750
                                                       ----------
INSURANCE -- 2.0%
  Loews Corp., 3.125%, 9/15/07.....           140,000     119,350
                                                       ----------
MULTI-INDUSTRY -- 1.8%
  Thermo Instrument Systems, Inc.,
    4.500%, 10/15/03 144A..........           125,000     111,406
                                                       ----------
OIL & GAS -- 6.3%
  Baker Hughes, Inc., Zero Coupon
    Bond, 5/05/08..................           400,000     278,000
  Diamond Offshore Drilling, Inc.,
    3.750%, 2/15/07................            50,000      52,000

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND (CONTINUED)
-----------------------------------------------------------------
PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)

                                              FACE
                                             AMOUNT     VALUE !
-----------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
OIL & GAS -- CONTINUED
  Houston Industries, Inc., 6.000%,
    3/15/12........................  USD       60,000  $   57,300
                                                       ----------
                                                          387,300
                                                       ----------
PUBLISHING -- 0.8%
  Scholastic Corp., 5.000%, 8/15/05
    144A...........................            50,000      48,063
                                                       ----------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $1,115,467)...                     1,114,006
                                                       ----------
  TOTAL BONDS AND NOTES
    (Identified Cost $5,380,667)...                     5,266,205
                                                       ----------

                                             SHARES
-----------------------------------------------------------------
PREFERRED STOCKS -- 2.2% OF NET ASSETS
OIL & GAS -- 1.5%
  Weatherford International, Inc.,
    5.000%.........................             3,000      91,875
                                                       ----------
REAL ESTATE INVESTMENT TRUSTS --
  0.3%
  Camden Property Trust, $2.25.....               250       5,844
  Carramerica Reality Corp.,
    8.450%.........................               200       4,175
  Equity Residential Properties
    Trust, 7.250%..................               400       8,600
                                                       ----------
                                                           18,619
                                                       ----------
UTILITIES -- 0.4%
  Duquesne Light Co., 4.000%.......               500      16,750
  New York State Electric & Gas
    Corp., 3.750%..................               100       7,050
                                                       ----------
                                                           23,800
                                                       ----------
  TOTAL PREFERRED STOCKS
    (Identified Cost $133,389).....                       134,294
                                                       ----------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND (CONTINUED)
-----------------------------------------------------------------
PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)

                                              FACE
                                             AMOUNT     VALUE !
-----------------------------------------------------------------
SHORT-TERM INVESTMENT -- 6.3% OF NET ASSETS
  Repurchase Agreement with State
    Street Bank and Trust Co.,
    dated 3/31/99 at 4.000% to be
    repurchased at $386,043 on
    4/1/99 collateralized by
    $310,000 U.S. Treasury Bond,
    8.125%, due 8/15/21 with a
    value of $396,800..............  USD      386,000  $  386,000
                                                       ----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $386,000).....                       386,000
                                                       ----------
TOTAL INVESTMENTS -- 94.6%
  (IDENTIFIED COST $5,900,056) @...                     5,786,499
  Cash and Other Assets, Less
    Liabilities -- 5.4%............                       327,842
                                                       ----------
NET ASSETS -- 100%.................                    $6,114,341
                                                       ----------
                                                       ----------

  !  See Note 1.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  # Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
PIK  All or a portion of income may be received as additional securities.
  @ At March 31, 1999, the net unrealized depreciation on investments based on cost of $5,900,056 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $288,056 and $401,613, respectively, resulting in net unrealized depreciation of $113,557.

KEY TO ABBREVIATIONS:

CAD:  Canadian Dollar
NZD:  New Zealand Dollar
USD:  United States Dollar
ZAR:  South African Rand

                See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------

LOOMIS SAYLES MUNICIPAL BOND FUND
-------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                            FACE
                                           AMOUNT       VALUE !
--------------------------------------------------------------------
GOVERNMENT AND AGENCY SECURITIES -- 4.6% OF NET ASSETS
U.S. GOVERNMENT -- 4.6%
  U.S. Treasury Notes, 5.500%,
    1/31/03.............................  $125,000  $        126,309
  U.S. Treasury Notes, 5.750%,
    8/15/03.............................   350,000           357,108
                                                    ----------------
                                                             483,417
                                                    ----------------
  TOTAL GOVERNMENT AND AGENCY SECURITIES
    (Identified Cost $486,641)..........                     483,417
                                                    ----------------
MUNICIPAL BONDS AND NOTES -- 92.9% OF NET ASSETS
ALASKA -- 0.8%
  Alaska State Housing Finance Corp.,
    6.600%, 12/01/15....................    85,000            90,551
                                                    ----------------
ARIZONA -- 1.5%
  Phoenix Street & Highway User, 6.250%,
    7/01/11.............................   150,000           162,864
                                                    ----------------
CALIFORNIA -- 10.7%
  California State Department Water
    Resources, 5.625%, 12/01/12.........   100,000           107,286
  California State Public Works Lease,
    5.500%, 6/01/14.....................   300,000           325,461
  Foothill Eastern Transportation
    Corridor, Zero Coupon Bond,
    1/01/23.............................   500,000           139,685
  Foothill Eastern Transportation
    Corridor, 6.000%, 1/01/16...........   250,000           274,722
  Fresno Sewer Revenue, (AMBAC Insured),
    6.250%, 9/01/14.....................   250,000           292,150
                                                    ----------------
                                                           1,139,304
                                                    ----------------
CONNECTICUT -- 2.0%
  Connecticut State Resources Recovery
    Authority, 7.625%, 1/01/09..........   200,000           207,940
                                                    ----------------
DISTRICT OF COLUMBIA -- 2.5%
  District Columbia Water & Sewer, (FSA
    Insured), 5.500%, 10/01/11..........   250,000           268,255
                                                    ----------------
FLORIDA -- 2.8%
  Florida State Board of Education,
    Capital Outlay, 5.000%, 6/01/19.....   300,000           297,345
                                                    ----------------
HAWAII -- 4.6%
  Hawaii State, 4.750%, 4/01/18.........   300,000           289,443
  Honolulu, Hawaii City & County,
    Prerefunded Series B, 5.000%,
    10/01/13............................    60,000            61,686
  Honolulu, Hawaii City & County,
    Unrefunded Series B, 5.000%,
    10/01/13............................   140,000           142,901
                                                    ----------------
                                                             494,030
                                                    ----------------
ILLINOIS -- 9.8%
  Chicago O'Hare International Airport,
    5.000%, 1/01/16.....................   300,000           294,966
  Chicago, Illinois, General Obligation,
    (AMBAC Insured), 5.250%, 1/01/15....   250,000           255,255
  Illinois Development Finance Authority
    Pollution Control, 7.250%, 6/01/11..    25,000            26,719
  Illinois State Sales Tax Revenue,
    6.375%, 6/15/14.....................   150,000           167,778
  Illinois State Sales Tax Revenue,
    (FGIC Insured), 5.000%, 6/15/16.....   300,000           298,608
                                                    ----------------
                                                           1,043,326
                                                    ----------------
MARYLAND -- 2.3%
  Baltimore Maryland Pollution Control,
    5.350%, 4/01/08.....................   225,000           241,610
                                                    ----------------
MASSACHUSETTS -- 2.4%
  Massachusetts, Grant Anticipation,
    Series B, 5.125%, 6/15/15...........   250,000           254,435
                                                    ----------------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES MUNICIPAL BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                            FACE
                                           AMOUNT       VALUE !
--------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- CONTINUED
MICHIGAN -- 4.7%
  Detroit, Michigan, (MBIA Insured),
    5.000%, 4/01/06.....................  $250,000  $        262,772
  Michigan State Trunk Line, Refunding
    Series A, 4.750%, 11/01/20..........   250,000           238,620
                                                    ----------------
                                                             501,392
                                                    ----------------
NEW JERSEY -- 7.2%
  New Jersey Building Authority State
    Building, 5.750%, 6/15/09...........   250,000           276,150
  New Jersey State Transportation
    Authority, Series A, 5.250%,
    6/15/08.............................   250,000           267,292
  New Jersey State Turnpike Authority,
    6.500%, 1/01/08.....................   200,000           227,720
                                                    ----------------
                                                             771,162
                                                    ----------------
NEW YORK -- 18.9%
  Long Island Power Authority New York,
    (FSA Insured), 5.000%, 12/01/18.....   250,000           247,513
  New York City Housing Development
    Corp., 5.625%, 5/01/12..............   145,000           153,936
  New York City Transitional Finance
    Authority, 5.000%, 8/15/13..........   200,000           203,226
  New York State Certificates of
    Participation, 5.650%, 8/01/02......   160,000           168,306
  New York State Dormitory Authority,
    5.100%, 2/15/12.....................   250,000           253,445
  New York State Dormitory Authority,
    6.375%, 7/01/08.....................    85,000            92,094
  New York State Dormitory Authority,
    6.500%, 5/15/05.....................   250,000           279,885
  New York State Environmental Pollution
    Control, 5.150%, 6/15/13............   125,000           128,985
  New York State Environmental Pollution
    Control, 5.750%, 6/15/10............   250,000           276,785
  New York State, General Obligation,
    5.250%, 7/15/10.....................   200,000           210,666
                                                    ----------------
                                                           2,014,841
                                                    ----------------
PENNSYLVANIA -- 4.8%
  Indiana County Pennsylvania Industrial
    Development Authority, 5.350%,
    11/01/10............................   250,000           268,775
  Philadelphia Pennsylvania, General
    Obligation, 4.750%, 5/15/16.........   250,000           240,625
                                                    ----------------
                                                             509,400
                                                    ----------------
PUERTO RICO -- 2.4%
  Puerto Rico Electric Power Authority,
    6.125%, 7/01/09.....................   225,000           254,543
                                                    ----------------
RHODE ISLAND -- 2.4%
  Rhode Island Convention Center
    Authority, (MBIA Insured), 5.000%,
    5/15/10.............................   250,000           260,165
                                                    ----------------
SOUTH CAROLINA -- 2.4%
  Georgetown County Pollution Control,
    Refunding Project Series A, 5.125%,
    2/01/12.............................   250,000           255,775
                                                    ----------------
TENNESSEE -- 3.1%
  Metropolitan Nashville Airport, (FGIC
    Insured), 6.600%, 7/01/15...........    30,000            32,293
  Shelby County, General Obligation
    Series A, 4.750%, 5/01/15...........   300,000           295,677
                                                    ----------------
                                                             327,970
                                                    ----------------
TEXAS -- 2.3%
  San Antonio Electric & Gas Revenue,
    Refunding Series A, 5.000%,
    2/01/18.............................   250,000           247,875
                                                    ----------------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES MUNICIPAL BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                            FACE
                                           AMOUNT       VALUE !
--------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- CONTINUED
VIRGINIA -- 5.3%
  Pocahontas Parkway Associates Virginia
    Toll, 5.000%, 8/15/11...............  $300,000  $        296,172
  Southeastern Public Service Authority
    Virginia, 5.150%, 7/01/09...........   250,000           263,840
                                                    ----------------
                                                             560,012
                                                    ----------------
  TOTAL MUNICIPAL BONDS AND NOTES
    (Identified Cost $9,482,983)........                   9,902,795
                                                    ----------------
SHORT-TERM INVESTMENT -- 1.5% OF NET ASSETS
  Repurchase Agreement with State Street
    Bank and Trust Co., dated 3/31/99 at
    4.000% to be repurchased at $162,018
    on 4/1/99 collateralized by $130,000
    U.S. Treasury Bond, 10.75%, due
    8/15/05 with a value of $167,863....   162,000           162,000
                                                    ----------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $162,000)..........                     162,000
                                                    ----------------
TOTAL INVESTMENTS -- 99.0%
  (IDENTIFIED COST $10,131,624) @  .....                  10,548,212
  Cash and Other Assets, Less
    Liabilities -- 1.0%.................                     108,394
                                                    ----------------
NET ASSETS -- 100%......................            $     10,656,606
                                                    ----------------
                                                    ----------------

  !  See Note 1.
  @ At March 31, 1999, the net unrealized appreciation on investments based on cost of $10,131,624 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $442,295 and $25,707, respectively, resulting in net unrealized appreciation of $416,588.

KEY TO ABBREVIATIONS:

AMBAC: American Municipal Bond Assurance Corporation
FGIC: Federal Guaranty Insurance Corporation
FSA:  Financial Security Assurance
MBIA: Municipal Bond Insurance Association

                See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------

LOOMIS SAYLES SHORT-TERM BOND FUND
-------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                             FACE
                                            AMOUNT      VALUE !
------------------------------------------------------------------
BONDS AND NOTES -- 93.4% OF NET ASSETS
AEROSPACE/DEFENSE -- 2.0%
  Lockheed Martin Corp., 6.550%,
    5/15/99.............................  $  570,000  $    570,610
                                                      ------------
AIRLINES -- 1.4%
  Northwest Airlines Corp., 8.375%,
    3/15/04.............................     400,000       393,144
                                                      ------------
BANKS/SAVINGS & LOANS -- 4.1%
  Capital One Bank, 6.830%, 5/17/99.....     560,000       561,131
  Household Bank FSB, 6.250%, 4/01/99...     625,000       625,000
                                                      ------------
                                                         1,186,131
                                                      ------------
CHEMICALS -- 3.6%
  ICI Wilmington, Inc., 8.750%,
    5/01/01.............................   1,000,000     1,046,200
                                                      ------------
DIVERSIFIED OPERATIONS -- 2.8%
  Williams Companies, Inc., 5.950%,
    2/15/00.............................     800,000       795,400
                                                      ------------
ELECTRONICS -- 3.8%
  Tektronix, Inc., 7.625%, 8/15/02......   1,070,000     1,094,364
                                                      ------------
ENTERTAINMENT -- 0.7%
  Time Warner, Inc., 7.950%, 2/01/00....     200,000       204,022
                                                      ------------
FINANCIAL SERVICES -- 9.2%
  Associates Corp. of North America,
    5.750%, 11/01/03....................     770,000       765,026
  BankBoston Home Equity Loan Trust,
    6.140%, 1/25/19.....................     550,000       541,406
  Fleetwood Credit Grantor Trust,
    6.900%, 3/15/12.....................     277,553       281,996
  Ford Motor Credit Co., 6.125%,
    4/28/03.............................     710,000       715,403
  Sears Roebuck Acceptance Corp.,
    6.950%, 5/15/02.....................     340,000       350,180
                                                      ------------
                                                         2,654,011
                                                      ------------
FOREIGN ISSUER -- 1.9%
  PDVSA Finance Ltd., 6.650%, 2/15/06...     645,000       560,105
                                                      ------------
GOVERNMENT AGENCIES -- 9.1%
  Federal Home Loan Mortgage Corp.,
    6.000%, 2/01/13.....................     438,569       435,828
  Federal Home Loan Mortgage Corp.,
    6.500%, 5/15/08.....................     411,652       416,151
  Federal National Mortgage Association,
    6.000%, 3/01/13.....................   1,030,134     1,022,408
  Federal National Mortgage Association,
    6.000%, 4/01/13.....................     748,771       743,155
                                                      ------------
                                                         2,617,542
                                                      ------------
MANUFACTURING -- 3.3%
  FMC Corp., 7.125%, 11/25/02...........     975,000       964,333
                                                      ------------
OIL & GAS -- 8.8%
  Nabors Industries, Inc., 6.800%,
    4/15/04.............................   1,000,000     1,001,900
  Occidental Petroleum Corp., 6.400%,
    4/01/03.............................     500,000       492,975
  Tosco Corp., 7.625%, 5/15/06..........   1,000,000     1,051,920
                                                      ------------
                                                         2,546,795
                                                      ------------
PACKAGING -- 3.5%
  Stone Container Corp., 12.750%,
    4/01/02.............................   1,000,000     1,006,250
                                                      ------------
PAPER PRODUCTS -- 1.3%
  Fort James Corp., 6.625%, 9/15/04.....     360,000       366,394
                                                      ------------
REAL ESTATE INVESTMENT TRUSTS -- 4.0%
  Meditrust Corp., 7.375%, 7/15/00......   1,000,000       963,780
  Oasis Residential, Inc., 7.000%,
    11/15/03............................     200,000       194,572
                                                      ------------
                                                         1,158,352
                                                      ------------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES SHORT-TERM BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                             FACE
                                            AMOUNT      VALUE !
------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
RESTAURANTS -- 2.4%
  Tricon Global Restaurants, Inc.,
    7.450%, 5/15/05.....................  $  680,000  $    695,722
                                                      ------------
RETAIL -- GENERAL -- 1.4%
  Dillard's, Inc., 6.430%, 8/01/04......     410,000       406,868
                                                      ------------
SECURITIES -- 1.6%
  Salomon Brothers, Inc., 7.125%,
    8/01/99.............................     450,000       452,655
                                                      ------------
TELECOMMUNICATIONS -- 5.3%
  A T & T Corp., 6.800%, 2/01/01........   1,000,000     1,017,750
  Sprint Spectrum L.P., Zero Coupon
    Bond, 8/15/06 (step to 12.500% on
    8/15/01) #..........................     560,000       511,369
                                                      ------------
                                                         1,529,119
                                                      ------------
TEXTILE & APPAREL -- 1.0%
  Tommy Hilfiger Corp., 6.500%,
    6/01/03.............................     300,000       294,027
                                                      ------------
TRUCKING & LEASING -- 1.4%
  Amerco, 7.850%, 5/15/03...............     420,000       411,235
                                                      ------------
U.S. GOVERNMENT -- 18.5%
  U.S. Treasury Notes, 6.125%,
    7/31/00.............................   1,060,000     1,075,402
  U.S. Treasury Notes, 6.250%,
    10/31/01............................   1,000,000     1,027,970
  U.S. Treasury Notes, 6.250%,
    1/31/02.............................     675,000       694,615
  U.S. Treasury Notes, 6.375%,
    4/30/99.............................     300,000       300,375
  U.S. Treasury Notes, 6.625%,
    7/31/01.............................   1,500,000     1,550,865
  U.S. Treasury Strips, Zero Coupon
    Bond, 11/15/01......................     800,000       700,792
                                                      ------------
                                                         5,350,019
                                                      ------------
UTILITIES -- 2.3%
  Detroit Edison Co., 6.340%, 3/15/00...     670,000       675,092
                                                      ------------
  TOTAL BONDS AND NOTES
    (Identified Cost $27,052,953).......                26,978,390
                                                      ------------
SHORT-TERM INVESTMENT -- 6.9% OF NET ASSETS
  Repurchase Agreement with State Street
    Bank and Trust Co., dated 3/31/99 at
    4.000% to be repurchased at
    $2,000,222 on 4/1/99 collateralized
    by $1,595,000 U.S. Treasury Bond,
    8.125%, due 8/15/21 with a value of
    $2,041,600..........................   2,000,000     2,000,000
                                                      ------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $2,000,000)........                 2,000,000
                                                      ------------
TOTAL INVESTMENTS -- 100.3%
  (IDENTIFIED COST $29,052,953) @.......                28,978,390
  Liabilities, Less Cash and Other
    Assets -- (0.3%)....................                   (85,337)
                                                      ------------
NET ASSETS -- 100%......................              $ 28,893,053
                                                      ------------
                                                      ------------

  !  See Note 1.
  # Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
  @ At March 31, 1999, the net unrealized depreciation on investments based on cost of $29,052,953 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $145,059 and $219,622, respectively, resulting in net unrealized depreciation of $74,563.

                See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND
-------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                             FACE
                                            AMOUNT      VALUE !
------------------------------------------------------------------
BONDS AND NOTES -- 101.6% OF NET ASSETS
GOVERNMENT AGENCIES -- 34.6%
  Government National Mortgage
    Association, 6.500%, 5/15/28........  $2,048,075  $  2,039,104
  Government National Mortgage
    Association, 6.500%, 8/15/28........   1,291,242     1,285,587
  Government National Mortgage
    Association, 7.000%, 1/15/28........     903,596       917,430
  Government National Mortgage
    Association, 7.500%, 8/15/26........     400,312       412,322
  Government National Mortgage
    Association, 7.500%, 9/15/27........   1,695,199     1,746,055
  Tennessee Valley Authority, 8.625%,
    11/15/29............................     500,000       536,250
                                                      ------------
                                                         6,936,748
                                                      ------------
U.S. GOVERNMENT -- 67.0%
  U.S. Treasury Bonds, 3.625%, 4/15/28
    &...................................   2,005,790     1,920,544
  U.S. Treasury Bonds, 6.000%,
    2/15/26.............................   1,525,000     1,550,026
  U.S. Treasury Bonds, 6.125%,
    11/15/27............................     825,000       856,193
  U.S. Treasury Bonds, 7.250%,
    5/15/16.............................   3,800,000     4,356,928
  U.S. Treasury Bonds, 7.500%,
    11/15/24............................   2,910,000     3,522,904
  U.S. Treasury Notes, 3.375%, 1/15/07
    &...................................   1,244,124     1,197,469
                                                      ------------
                                                        13,404,064
                                                      ------------
  TOTAL BONDS AND NOTES
    (Identified Cost $20,462,228).......                20,340,812
                                                      ------------
TOTAL INVESTMENTS -- 101.6%
  (IDENTIFIED COST $20,462,228) @.......                20,340,812
  Liabilities, Less Cash and Other
    Assets -- (1.6%)....................                  (322,027)
                                                      ------------
NET ASSETS -- 100%......................              $ 20,018,785
                                                      ------------
                                                      ------------

  !  See Note 1.
  & Treasury Inflation Protection Securities (TIPS): Face amount of these bonds and notes will be adjusted for changes in the level of inflation as indexed to the non-seasonally adjusted consumer price index (CPI).
  @ At March 31, 1999, the net unrealized depreciation on investments based on cost of $20,462,228 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $61,173 and $182,589, respectively, resulting in net unrealized depreciation of $121,416.

                See accompanying notes to financial statements.

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-----------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

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-----------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------
MARCH 31, 1999 (UNAUDITED)

                                                                 GLOBAL
                                                    BOND          BOND
                                                    FUND          FUND
                                               --------------  -----------
ASSETS
  Investments at value.......................  $1,573,072,791  $39,896,350
  Cash.......................................          75,361          843
  Receivable for:
    Fund shares sold.........................       6,081,767       22,519
    Securities sold..........................       4,965,200      497,500
    Forward foreign currency exchange
      contracts (Note 1D)....................               0      140,202
    Dividends and interest -- net............      21,874,238      760,455
  Due from the adviser (Note 3)..............           6,585        7,095
  Other assets...............................               0            0
                                               --------------  -----------
                                                1,606,075,942   41,324,964
                                               --------------  -----------
LIABILITIES
  Payable for:
    Securities purchased.....................         739,855            0
    Fund shares redeemed.....................       2,411,835       20,954
    Dividends declared.......................               0            0
  Accrued expenses:
    Management fees (Note 3).................         798,974       20,778
    Trustees' fees (Note 3A).................           1,957        1,957
    Administrative fees......................          62,671        2,319
  Other......................................         156,975       30,595
                                               --------------  -----------
                                                    4,172,267       76,603
                                               --------------  -----------
NET ASSETS...................................  $1,601,903,675  $41,248,361
                                               --------------  -----------
                                               --------------  -----------
  Net Assets consist of:
    Capital paid in..........................  $1,631,593,793  $40,249,794
    Undistributed (or Distribution in excess
      of) net investment income..............      31,427,643      969,239
    Accumulated net realized gain (loss).....       4,705,098      155,217
    Unrealized appreciation (depreciation)
      on:
        Investments..........................     (65,837,317)    (247,663)
        Foreign currency translations........          14,458      121,774
                                               --------------  -----------
NET ASSETS...................................  $1,601,903,675  $41,248,361
                                               --------------  -----------
                                               --------------  -----------
INSTITUTIONAL CLASS:
  Net assets.................................  $1,544,095,863  $34,797,068
    Shares of beneficial interest
      outstanding, no par value..............     124,756,962    2,768,380
    Net asset value and redemption price per
      Institutional share*...................  $        12.38  $     12.57
RETAIL CLASS:
  Net assets.................................  $   56,340,356  $ 6,451,293
    Shares of beneficial interest
      outstanding, no par value..............       4,556,925      513,639
    Net asset value and redemption price per
      Retail share...........................  $        12.36  $     12.56
ADMIN CLASS:
  Net assets.................................  $    1,467,456           --
  Shares of beneficial interest outstanding,
    no par value.............................         118,787           --
  Net asset value and redemption price per
    Admin share..............................  $        12.35           --
Identified cost of investments...............  $1,638,910,108  $40,144,013
                                               --------------  -----------
                                               --------------  -----------

  * The redemption price per share for the Institutional class of the High Yield Fund for shares held less than one year is equal to net asset value less 2% of the amount redeemed. (See note 1H).
                                             See accompanying notes to financial
                                                                     statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------

-------------------------------------------------------

                                                            INTERMEDIATE INVESTMENT                               U.S.
                                                  HIGH       MATURITY      GRADE      MUNICIPAL   SHORT-TERM   GOVERNMENT
                                                  YIELD        BOND         BOND        BOND         BOND      SECURITIES
                                                  FUND         FUND         FUND        FUND         FUND         FUND
                                               -----------  -----------  ----------  -----------  -----------  -----------
ASSETS
  Investments at value.......................  $18,333,512  $ 9,862,376  $5,786,499  $10,548,212  $28,978,390  $20,340,812
  Cash.......................................       99,674          881         575          941       17,720       78,635
  Receivable for:
    Fund shares sold.........................      507,614       10,000     501,538            0       10,180            0
    Securities sold..........................            0            0           0      250,008            0            0
    Forward foreign currency exchange
      contracts (Note 1D)....................            0            0           0            0            0            0
    Dividends and interest -- net............      350,400      157,363      77,740      153,564      455,867      312,481
  Due from the adviser (Note 3)..............       13,718       13,544      14,296        9,352       10,573        8,855
  Other assets...............................        4,310           60           0            0            0            0
                                               -----------  -----------  ----------  -----------  -----------  -----------
                                                19,309,228   10,044,224   6,380,648   10,962,077   29,472,730   20,740,783
                                               -----------  -----------  ----------  -----------  -----------  -----------
LIABILITIES
  Payable for:
    Securities purchased.....................            0            0     241,197      271,873            0            0
    Fund shares redeemed.....................        5,922            0         364            0      535,887      693,512
    Dividends declared.......................            0            0           0       11,807       16,322            0
  Accrued expenses:
    Management fees (Note 3).................        9,313        3,371       1,833        2,714            0        5,246
    Trustees' fees (Note 3A).................        1,957        1,957       1,957        1,957        1,957        1,957
    Administrative fees......................        1,282        1,017         719          518        1,559        1,104
  Other......................................       33,479       19,333      20,237       16,602       23,952       20,179
                                               -----------  -----------  ----------  -----------  -----------  -----------
                                                    51,953       25,678     266,307      305,471      579,677      721,998
                                               -----------  -----------  ----------  -----------  -----------  -----------
NET ASSETS...................................  $19,257,275  $10,018,546  $6,114,341  $10,656,606  $28,893,053  $20,018,785
                                               -----------  -----------  ----------  -----------  -----------  -----------
                                               -----------  -----------  ----------  -----------  -----------  -----------
  Net Assets consist of:
    Capital paid in..........................  $20,912,444  $10,279,249  $6,142,943  $10,217,243  $29,446,899  $20,036,845
    Undistributed (or Distribution in excess
      of) net investment income..............      498,862      168,075      91,998        9,525       (1,502)     300,506
    Accumulated net realized gain (loss).....      (78,768)        (292)     (7,062)      13,250     (477,781)    (197,150)
    Unrealized appreciation (depreciation)
      on:
        Investments..........................   (2,075,163)    (428,499)   (113,557)     416,588      (74,563)    (121,416)
        Foreign currency translations........         (100)          13          19            0            0            0
                                               -----------  -----------  ----------  -----------  -----------  -----------
NET ASSETS...................................  $19,257,275  $10,018,546  $6,114,341  $10,656,606  $28,893,053  $20,018,785
                                               -----------  -----------  ----------  -----------  -----------  -----------
                                               -----------  -----------  ----------  -----------  -----------  -----------
INSTITUTIONAL CLASS:
  Net assets.................................  $19,257,275  $ 9,187,860  $3,504,933  $10,656,606  $28,413,058  $20,018,785
    Shares of beneficial interest
      outstanding, no par value..............    2,209,093      938,738     341,081      920,800    2,939,802    1,843,452
    Net asset value and redemption price per
      Institutional share*...................  $      8.72  $      9.79  $    10.28  $     11.57  $      9.66  $     10.86
RETAIL CLASS:
  Net assets.................................           --  $   830,686  $2,609,408           --  $   479,995           --
    Shares of beneficial interest
      outstanding, no par value..............           --       84,977     254,389           --       49,676           --
    Net asset value and redemption price per
      Retail share...........................           --  $      9.78  $    10.26           --  $      9.66           --
ADMIN CLASS:
  Net assets.................................           --           --          --           --           --           --
  Shares of beneficial interest outstanding,
    no par value.............................           --           --          --           --           --           --
  Net asset value and redemption price per
    Admin share..............................           --           --          --           --           --           --
Identified cost of investments...............  $20,408,675  $10,290,875  $5,900,056  $10,131,624  $29,052,953  $20,462,228
                                               -----------  -----------  ----------  -----------  -----------  -----------
                                               -----------  -----------  ----------  -----------  -----------  -----------

  * The redemption price per share for the Institutional class of the High Yield Fund for shares held less than one year is equal to net asset value less 2% of the amount redeemed. (See note 1H).
                                                          See accompanying notes
                                                        to financial statements.

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-----------------------------------------------------------------------
STATEMENTS OF OPERATIONS
-------------------------------------------------------
FOR THE SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

                                                               GLOBAL
                                                   BOND         BOND
                                                   FUND         FUND
                                               ------------  ----------
INVESTMENT INCOME
  Dividends*.................................  $  1,291,135  $    7,828
  Interest...................................    68,802,901   1,433,340
                                               ------------  ----------
                                                 70,094,036   1,441,168
                                               ------------  ----------
  Expenses
    Management fees (Note 3).................     4,629,263     117,349
    12b-1 fees (Retail Class)................        67,814       7,780
    12b-1 fees (Admin Class).................         1,533           0
    Trustees' fees and expenses (Note 3A)....         2,837       2,837
    Administrative fees......................       350,884      11,568
    Custodian and accounting fees............       246,505      35,749
    Transfer agent fees (Institutional
      Class).................................       173,951      11,021
    Transfer agent fees (Retail Class).......        25,111      10,582
    Transfer agent fees (Admin Class)........        11,287           0
    Audit and tax services fees..............        24,532      13,912
    Registration fees........................       107,284      10,889
    Amortization of organization expenses
      (Note 1I):
      Institutional Class....................             0           0
    Other expenses...........................       112,709       8,410
                                               ------------  ----------
    Total expenses...........................     5,753,710     230,097
    Less expenses waived and reimbursed by
      the investment adviser (Note 3)........       (23,584)    (46,294)
                                               ------------  ----------
    Net expenses.............................     5,730,126     183,803
                                               ------------  ----------
  Net investment income......................    64,363,910   1,257,365
                                               ------------  ----------
NET REALIZED GAIN (LOSS) ON:
  Investments................................    27,022,857     333,526
  Foreign currency transactions..............       (26,443)   (167,502)
                                               ------------  ----------
  Total net realized gain (loss).............    26,996,414     166,024
                                               ------------  ----------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON:
  Investments................................    48,505,429   3,341,001
  Foreign currency translations..............        22,787     246,048
                                               ------------  ----------
  Total net change in unrealized appreciation
    (depreciation)...........................    48,528,216   3,587,049
                                               ------------  ----------
  Total net realized gain (loss) and change
    in unrealized appreciation
    (depreciation)...........................    75,524,630   3,753,073
                                               ------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.................................  $139,888,540  $5,010,438
                                               ------------  ----------
                                               ------------  ----------

*Net of foreign withholding taxes of $1,957 and $408 for the Global Bond and
 High Yield Funds, respectively.
                 See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------

-------------------------------------------------------

                                                           INTERMEDIATE                                              U.S.
                                                  HIGH       MATURITY     INVESTMENT    MUNICIPAL     SHORT-TERM  GOVERNMENT
                                                 YIELD         BOND       GRADE BOND       BOND         BOND      SECURITIES
                                                  FUND         FUND          FUND          FUND         FUND         FUND
                                               ----------  ------------   -----------  ------------   ---------   -----------
INVESTMENT INCOME
  Dividends*.................................  $   54,391  $          0   $     4,948  $          0   $       0   $         0
  Interest...................................     954,064       360,520       188,491       259,261     919,061       742,538
                                               ----------  ------------   -----------  ------------   ---------   -----------
                                                1,008,455       360,520       193,439       259,261     919,061       742,538
                                               ----------  ------------   -----------  ------------   ---------   -----------
  Expenses
    Management fees (Note 3).................      47,329        19,103        10,245        18,919       5,031        41,469
    12b-1 fees (Retail Class)................       5,507           904         2,808             0         632             0
    12b-1 fees (Admin Class).................           0             0             0             0           0             0
    Trustees' fees and expenses (Note 3A)....       2,838         2,837         2,837         2,837       2,837         2,837
    Administrative fees......................       6,341         4,781         3,660         2,392       8,954         5,689
    Custodian and accounting fees............      34,535        28,686        29,650        22,307      30,000        21,110
    Transfer agent fees (Institutional
      Class).................................      10,572        10,410        10,728        10,948      13,212        12,149
    Transfer agent fees (Retail Class).......       9,166         9,510         9,905             0       9,679             0
    Transfer agent fees (Admin Class)........           0             0             0             0           0             0
    Audit and tax services fees..............      12,056         8,303         8,303         7,704       8,751         7,704
    Registration fees........................      15,217         8,996         9,188         7,201      11,454         7,849
    Amortization of organization expenses
      (Note 1I):
      Institutional Class....................         848             0             0             0           0             0
    Other expenses...........................       6,020         4,531         5,306         6,129       7,095         7,462
                                               ----------  ------------   -----------  ------------   ---------   -----------
    Total expenses...........................     150,429        98,061        92,630        78,437      97,645       106,269
    Less expenses waived and reimbursed by
      the investment adviser (Note 3)........     (85,837)      (70,891)      (75,735)      (49,200)    (56,441)      (40,314)
                                               ----------  ------------   -----------  ------------   ---------   -----------
    Net expenses.............................      64,592        27,170        16,895        29,237      41,204        65,955
                                               ----------  ------------   -----------  ------------   ---------   -----------
  Net investment income......................     943,863       333,350       176,544       230,024     877,857       676,583
                                               ----------  ------------   -----------  ------------   ---------   -----------
NET REALIZED GAIN (LOSS) ON:
  Investments................................     (75,848)       17,464        60,893        35,817     (85,121)      205,437
  Foreign currency transactions..............        (108)           (2)         (105)            0           0             0
                                               ----------  ------------   -----------  ------------   ---------   -----------
  Total net realized gain (loss).............     (75,956)       17,462        60,788        35,817     (85,121)      205,437
                                               ----------  ------------   -----------  ------------   ---------   -----------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON:
  Investments................................   1,386,862      (167,718)       76,793      (210,909)   (762,402)   (1,489,952)
  Foreign currency translations..............        (220)            9           (53)            0           0             0
                                               ----------  ------------   -----------  ------------   ---------   -----------
  Total net change in unrealized appreciation
    (depreciation)...........................   1,386,642      (167,709)       76,740      (210,909)   (762,402)   (1,489,952)
                                               ----------  ------------   -----------  ------------   ---------   -----------
  Total net realized gain (loss) and change
    in unrealized appreciation
    (depreciation)...........................   1,310,686      (150,247)      137,528      (175,092)   (847,523)   (1,284,515)
                                               ----------  ------------   -----------  ------------   ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.................................  $2,254,549  $    183,103   $   314,072  $     54,932   $  30,334   $  (607,932)
                                               ----------  ------------   -----------  ------------   ---------   -----------
                                               ----------  ------------   -----------  ------------   ---------   -----------

*Net of foreign withholding taxes of $1,957 and $408 for the Global Bond and
 High Yield Funds, respectively.
                 See accompanying notes to financial statements.
                 See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                                 BOND FUND
                                               ----------------------------------------------
                                                 SIX MONTHS     NINE MONTHS
                                                   ENDED           ENDED         YEAR ENDED
                                                 MARCH 31,     SEPTEMBER 30,    DECEMBER 31,
                                                    1999            1998            1997
                                               --------------  --------------  --------------
                                                (UNAUDITED)
FROM OPERATIONS
  Net investment income......................  $   64,363,910  $   84,620,936  $   66,908,609
  Net realized gain (loss)...................      26,996,414      33,129,810      27,681,737
  Change in unrealized appreciation
    (depreciation)...........................      48,528,216    (145,159,973)     11,946,926
                                               --------------  --------------  --------------
    Increase (decrease) in net assets from
      operations.............................     139,888,540     (27,409,227)    106,537,272
                                               --------------  --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income....................     (61,619,090)    (51,713,345)    (65,355,045)
    Net realized gain on investments.........     (61,872,754)              0     (20,396,586)
  RETAIL CLASS
    Net investment income....................      (2,212,879)     (1,623,641)     (1,374,734)
    Net realized gain on investments.........      (2,285,657)              0        (518,253)
  ADMIN CLASS
    Net investment income....................         (39,286)         (5,149)              0
    Net realized gain on investments.........         (52,029)              0               0
                                               --------------  --------------  --------------
                                                 (128,081,695)    (53,342,135)    (87,644,618)
                                               --------------  --------------  --------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
  Increase (decrease) in net assets derived
    from capital share transactions..........      80,246,959     295,451,399     735,013,367
                                               --------------  --------------  --------------
  Total increase (decrease) in net assets....      92,053,804     214,700,037     753,906,021
NET ASSETS
  Beginning of the period....................   1,509,849,871   1,295,149,834     541,243,813
                                               --------------  --------------  --------------
  End of the period..........................  $1,601,903,675  $1,509,849,871  $1,295,149,834
                                               --------------  --------------  --------------
                                               --------------  --------------  --------------
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period..........................  $   31,427,643  $   30,934,988  $      (72,275)
                                               --------------  --------------  --------------
                                               --------------  --------------  --------------

                 See accompanying notes to financial statements.

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-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                         GLOBAL BOND FUND
                                               -------------------------------------
                                                            NINE MONTHS
                                               SIX MONTHS      ENDED     YEAR ENDED
                                                  ENDED      SEPTEMBER    DECEMBER
                                                MARCH 31,       30,          31,
                                                  1999         1998         1997
                                               -----------  -----------  -----------
                                               (UNAUDITED)
FROM OPERATIONS
  Net investment income......................  $ 1,257,365  $ 1,550,983  $ 1,741,065
  Net realized gain (loss)...................      166,024    1,097,316      975,971
  Change in unrealized appreciation
    (depreciation)...........................    3,587,049   (2,518,126)  (2,148,586)
                                               -----------  -----------  -----------
    Increase (decrease) in net assets from
      operations.............................    5,010,438      130,173      568,450
                                               -----------  -----------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income....................   (1,752,877)           0   (1,536,299)
    In excess of net investment income.......            0            0     (277,442)
    Net realized gain on investments.........     (736,862)           0            0
  RETAIL CLASS
    Net investment income....................     (288,728)           0     (205,307)
    In excess of net investment income.......            0            0      (34,122)
    Net realized gain on investments.........     (127,023)           0            0
                                               -----------  -----------  -----------
                                                (2,905,490)           0   (2,053,170)
                                               -----------  -----------  -----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
  Increase (decrease) in net assets derived
    from capital share transactions..........    2,907,866    3,010,563    8,066,659
                                               -----------  -----------  -----------
  Total increase (decrease) in net assets....    5,012,814    3,140,736    6,581,939
NET ASSETS
  Beginning of the period....................   36,235,547   33,094,811   26,512,872
                                               -----------  -----------  -----------
  End of the period..........................  $41,248,361  $36,235,547  $33,094,811
                                               -----------  -----------  -----------
                                               -----------  -----------  -----------
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period..........................  $   969,239  $ 1,753,479  $  (156,023)
                                               -----------  -----------  -----------
                                               -----------  -----------  -----------

                 See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                   HIGH YIELD FUND
                                     -------------------------------------------
                                     SIX MONTHS    NINE MONTHS
                                        ENDED         ENDED         YEAR ENDED
                                      MARCH 31,   SEPTEMBER 30,    DECEMBER 31,
                                        1999           1998            1997
                                     -----------  --------------   -------------
                                     (UNAUDITED)
FROM OPERATIONS
  Net investment income............  $   943,863    $    875,527     $   504,906
  Net realized gain (loss).........      (75,956)        280,272         281,454
  Change in unrealized appreciation
    (depreciation).................    1,386,642      (3,203,138)       (263,154)
                                     -----------  --------------   -------------
    Increase (decrease) in net
      assets from operations.......    2,254,549      (2,047,339)        523,206
                                     -----------  --------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income..........     (505,412)       (283,957)       (358,018)
    Net realized gain on
      investments..................     (238,840)              0        (122,085)
  RETAIL CLASS
    Net investment income..........     (270,450)       (259,684)       (165,367)
    Net realized gain on
      investments..................     (125,847)              0         (77,373)
                                     -----------  --------------   -------------
                                      (1,140,549)       (543,641)       (722,843)
                                     -----------  --------------   -------------
FROM CAPITAL SHARE TRANSACTIONS
  (NOTE 6)
  Increase (decrease) in net assets
    derived from capital share
    transactions...................    7,463,226       4,814,422       6,653,668
                                     -----------  --------------   -------------
  Redemption Fees (Note 1H)........       35,636          13,317          14,733
                                     -----------  --------------   -------------
  Total increase (decrease) in net
    assets.........................    8,612,862       2,236,759       6,468,764
NET ASSETS
  Beginning of the period..........   10,644,413       8,407,654       1,938,890
                                     -----------  --------------   -------------
  End of the period................  $19,257,275    $ 10,644,413     $ 8,407,654
                                     -----------  --------------   -------------
                                     -----------  --------------   -------------
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period................  $   498,862    $    330,861     $      (313)
                                     -----------  --------------   -------------
                                     -----------  --------------   -------------

                 See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                           INTERMEDIATE MATURITY BOND FUND
                                     -------------------------------------------
                                     SIX MONTHS    NINE MONTHS
                                        ENDED         ENDED         YEAR ENDED
                                      MARCH 31,   SEPTEMBER 30,    DECEMBER 31,
                                        1999           1998            1997*
                                     -----------  --------------   -------------
                                     (UNAUDITED)
FROM OPERATIONS
  Net investment income............  $   333,350    $    426,463     $   273,997
  Net realized gain (loss).........       17,462          67,050          34,360
  Change in unrealized appreciation
    (depreciation).................     (167,709)       (224,304)        (36,473)
                                     -----------  --------------   -------------
    Increase (decrease) in net
      assets from operations.......      183,103         269,209         271,884
                                     -----------  --------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income..........     (324,846)       (255,807)       (261,480)
    In excess of net investment
      income.......................            0               0         (21,107)
    Net realized gain on
      investments..................      (77,718)              0          (9,770)
  RETAIL CLASS
    Net investment income..........      (23,553)        (15,521)        (12,922)
    In excess of net investment
      income.......................            0               0          (1,154)
    Net realized gain on
      investments..................       (6,918)              0            (660)
                                     -----------  --------------   -------------
                                        (433,035)       (271,328)       (307,093)
                                     -----------  --------------   -------------
FROM CAPITAL SHARE TRANSACTIONS
  (NOTE 6)
  Increase (decrease) in net assets
    derived from capital share
    transactions...................    1,004,602       2,538,483       6,762,701
                                     -----------  --------------   -------------
  Total increase (decrease) in net
    assets.........................      754,670       2,536,364       6,727,492
NET ASSETS
  Beginning of the period..........    9,263,876       6,727,512              20
                                     -----------  --------------   -------------
  End of the period................  $10,018,546    $  9,263,876     $ 6,727,512
                                     -----------  --------------   -------------
                                     -----------  --------------   -------------
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period................  $   168,075    $    183,124     $      (768)
                                     -----------  --------------   -------------
                                     -----------  --------------   -------------

*Commencement of operations, January 2, 1997.
                 See accompanying notes to financial statements.

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-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                              INVESTMENT GRADE BOND FUND
                                     ---------------------------------------------
                                      SIX MONTHS     NINE MONTHS
                                        ENDED           ENDED         YEAR ENDED
                                      MARCH 31,     SEPTEMBER 30,    DECEMBER 31,
                                         1999            1998            1997*
                                     ------------   --------------   -------------
                                     (UNAUDITED)
FROM OPERATIONS
  Net investment income............   $   176,544     $    202,996     $   144,252
  Net realized gain (loss).........        60,788           46,898          53,214
  Change in unrealized appreciation
    (depreciation).................        76,740         (283,537)         93,259
                                     ------------   --------------   -------------
    Increase (decrease) in net
      assets from operations.......       314,072          (33,643)        290,725
                                     ------------   --------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income..........       (90,620)         (87,749)       (116,549)
    In excess of net investment
      income.......................             0                0         (18,144)
    Net realized gain on
      investments..................       (69,630)               0         (26,811)
  RETAIL CLASS
    Net investment income..........       (69,650)         (39,214)        (27,969)
    In excess of net investment
      income.......................             0                0          (5,864)
    Net realized gain on
      investments..................       (64,828)               0          (9,286)
                                     ------------   --------------   -------------
                                         (294,728)        (126,963)       (204,623)
                                     ------------   --------------   -------------
FROM CAPITAL SHARE TRANSACTIONS
  (NOTE 6)
  Increase (decrease) in net assets
    derived from capital share
    transactions...................     1,574,343        1,374,285       3,220,853
                                     ------------   --------------   -------------
  Total increase (decrease) in net
    assets.........................     1,593,687        1,213,679       3,306,955
NET ASSETS
  Beginning of the period..........     4,520,654        3,306,975              20
                                     ------------   --------------   -------------
  End of the period................   $ 6,114,341     $  4,520,654     $ 3,306,975
                                     ------------   --------------   -------------
                                     ------------   --------------   -------------
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period................   $    91,998     $     75,724     $       (44)
                                     ------------   --------------   -------------
                                     ------------   --------------   -------------

  *  Commencement of operations, January 2, 1997.
                See accompanying notes to financial statements.

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-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                 MUNICIPAL BOND FUND
                                     -------------------------------------------
                                     SIX MONTHS    NINE MONTHS         YEAR
                                        ENDED         ENDED            ENDED
                                      MARCH 31,   SEPTEMBER 30,    DECEMBER 31,
                                        1999           1998            1997
                                     -----------  --------------   -------------
                                     (UNAUDITED)
FROM OPERATIONS
  Net investment income............  $   230,024    $    324,727     $   417,885
  Net realized gain (loss).........       35,817         145,955          70,207
  Change in unrealized appreciation
    (depreciation).................     (210,909)         92,266         291,399
                                     -----------  --------------   -------------
    Increase (decrease) in net
      assets from operations.......       54,932         562,948         779,491
                                     -----------  --------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income..........     (230,024)       (324,727)       (421,574)
    Net realized gain on
      investments..................     (163,734)        (11,732)        (76,418)
                                     -----------  --------------   -------------
                                        (393,758)       (336,459)       (497,992)
                                     -----------  --------------   -------------
FROM CAPITAL SHARE TRANSACTIONS
  (NOTE 6)
  Increase (decrease) in net assets
    derived from capital share
    transactions...................      939,072       1,077,927        (230,703)
                                     -----------  --------------   -------------
  Total increase (decrease) in net
    assets.........................      600,246       1,304,416          50,796
NET ASSETS
  Beginning of the period..........   10,056,360       8,751,944       8,701,148
                                     -----------  --------------   -------------
  End of the period................  $10,656,606    $ 10,056,360     $ 8,751,944
                                     -----------  --------------   -------------
                                     -----------  --------------   -------------
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period................  $     9,525    $      9,525     $         0
                                     -----------  --------------   -------------
                                     -----------  --------------   -------------

                 See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                SHORT-TERM BOND FUND
                                     -------------------------------------------
                                     SIX MONTHS    NINE MONTHS
                                        ENDED         ENDED         YEAR ENDED
                                      MARCH 31,   SEPTEMBER 30,    DECEMBER 31,
                                        1999           1998            1997
                                     -----------  --------------   -------------
                                     (UNAUDITED)
FROM OPERATIONS
  Net investment income............  $   877,857    $  1,089,305    $  1,044,815
  Net realized gain (loss).........      (85,121)         27,770           4,131
  Change in unrealized appreciation
    (depreciation).................     (762,402)        531,158          82,076
                                     -----------  --------------   -------------
    Increase (decrease) in net
      assets from operations.......       30,334       1,648,233       1,131,022
                                     -----------  --------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income..........     (863,055)     (1,073,593)     (1,046,180)
  RETAIL CLASS
    Net investment income..........      (14,802)        (15,712)        (10,909)
                                     -----------  --------------   -------------
                                        (877,857)     (1,089,305)     (1,057,089)
                                     -----------  --------------   -------------
FROM CAPITAL SHARE TRANSACTIONS
  (NOTE 6)
  Increase (decrease) in net assets
    derived from capital share
    transactions...................    1,679,253       8,425,891         773,904
                                     -----------  --------------   -------------
  Total increase (decrease) in net
    assets.........................      831,730       8,984,819         847,837
NET ASSETS
  Beginning of the period..........   28,061,323      19,076,504      18,228,667
                                     -----------  --------------   -------------
  End of the period................  $28,893,053    $ 28,061,323    $ 19,076,504
                                     -----------  --------------   -------------
                                     -----------  --------------   -------------
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period................  $    (1,502)   $     (1,502)   $     (3,124)
                                     -----------  --------------   -------------
                                     -----------  --------------   -------------

                 See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                           U.S. GOVERNMENT SECURITIES FUND
                                     -------------------------------------------
                                     SIX MONTHS    NINE MONTHS
                                        ENDED         ENDED         YEAR ENDED
                                      MARCH 31,   SEPTEMBER 30,    DECEMBER 31,
                                        1999           1998            1997
                                     -----------  --------------   -------------
                                     (UNAUDITED)
FROM OPERATIONS
  Net investment income............  $   676,583    $    911,351    $    865,819
  Net realized gain (loss).........      205,437         513,739         377,725
  Change in unrealized appreciation
    (depreciation).................   (1,489,952)        750,226         420,082
                                     -----------  --------------   -------------
    Increase (decrease) in net
      assets from operations.......     (607,932)      2,175,316       1,663,626
                                     -----------  --------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income..........     (724,526)       (566,117)       (857,571)
                                     -----------  --------------   -------------
                                        (724,526)       (566,117)       (857,571)
                                     -----------  --------------   -------------
FROM CAPITAL SHARE TRANSACTIONS
  (NOTE 6)
  Increase (decrease) in net assets
    derived from capital share
    transactions...................   (7,894,664)      9,968,273       2,670,263
                                     -----------  --------------   -------------
  Total increase (decrease) in net
    assets.........................   (9,227,122)     11,577,472       3,476,318
NET ASSETS
  Beginning of the period..........   29,245,907      17,668,435      14,192,117
                                     -----------  --------------   -------------
  End of the period................  $20,018,785    $ 29,245,907    $ 17,668,435
                                     -----------  --------------   -------------
                                     -----------  --------------   -------------
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period................  $   300,506    $    348,449    $      3,216
                                     -----------  --------------   -------------
                                     -----------  --------------   -------------

                 See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                                   BOND FUND
                           --------------------------
                              INSTITUTIONAL CLASS
                           --------------------------
                              1999*
                           (UNAUDITED)      1998**
                           ------------   -----------
Net asset value,
  beginning of period....   $     12.30   $     12.83
                           ------------   -----------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............          0.51          0.69
  Net realized and
    unrealized gain
    (loss) on
    investments..........          0.61         (0.78)
                           ------------   -----------
    Total from investment
      operations.........          1.12         (0.09)
                           ------------   -----------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....         (0.52)        (0.44)
  Distributions in excess
    of net investment
    income...............          0.00          0.00
  Distributions from net
    realized capital
    gains................         (0.52)         0.00
                           ------------   -----------
    Total
      distributions......         (1.04)        (0.44)
                           ------------   -----------
Net asset value, end of
  period.................   $     12.38   $     12.30
                           ------------   -----------
                           ------------   -----------
Total return (%)(a)(b)...           9.5          (0.9)
Net assets, end of period
  (000)..................   $ 1,544,096   $ 1,455,312
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......          0.73          0.75
Ratio of net investment
  income to average net
  assets (%)(c)..........          8.35          7.34
Portfolio turnover
  (%)(a).................            24            24
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............          0.73          0.76
    Net investment income
      per share would
      have been..........   $      0.51   $      0.69

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
  # From commencement of class operations on January 2, 1998 through September 30, 1998.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

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-----------------------------------------------------------------------

                                                                        BOND FUND
                           ----------------------------------------------------------------------------------------------------
                                        INSTITUTIONAL CLASS
                           ----------------------------------------------               RETAIL CLASS               ADMIN CLASS
                                                                            ------------------------------------   ------------
                                  FOR THE YEAR ENDED DECEMBER 31,
                           ----------------------------------------------      1999*                                  1999*
                              1997         1996        1995        1994     (UNAUDITED)     1998**      1997***    (UNAUDITED)
                           -----------   ---------   ---------   --------   ------------   ---------   ---------   ------------
Net asset value,
  beginning of period....  $     12.38   $   12.29   $   10.05   $  11.37      $   12.29   $   12.82   $   12.38      $   12.28
                           -----------   ---------   ---------   --------   ------------   ---------   ---------         ------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............         0.86        0.86        0.82       0.83           0.49        0.66        0.84(e)         0.47(e)
  Net realized and
    unrealized gain
    (loss) on
    investments..........         0.67        0.35        2.32      (1.29)          0.60       (0.77)       0.65           0.61
                           -----------   ---------   ---------   --------   ------------   ---------   ---------         ------
    Total from investment
      operations.........         1.53        1.21        3.14      (0.46)          1.09       (0.11)       1.49           1.08
                           -----------   ---------   ---------   --------   ------------   ---------   ---------         ------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....        (0.86)      (0.86)      (0.82)     (0.84)         (0.50)      (0.42)      (0.83)         (0.49)
  Distributions in excess
    of net investment
    income...............         0.00        0.00        0.00      (0.02)          0.00        0.00        0.00           0.00
  Distributions from net
    realized capital
    gains................        (0.22)      (0.26)      (0.08)      0.00          (0.52)       0.00       (0.22)         (0.52)
                           -----------   ---------   ---------   --------   ------------   ---------   ---------         ------
    Total
      distributions......        (1.08)      (1.12)      (0.90)     (0.86)         (1.02)      (0.42)      (1.05)         (1.01)
                           -----------   ---------   ---------   --------   ------------   ---------   ---------         ------
Net asset value, end of
  period.................  $     12.83   $   12.38   $   12.29   $  10.05      $   12.36   $   12.29   $   12.82      $   12.35
                           -----------   ---------   ---------   --------   ------------   ---------   ---------         ------
                           -----------   ---------   ---------   --------   ------------   ---------   ---------         ------
Total return (%)(a)(b)...         12.7        10.3        32.0       (4.1)           9.3        (1.1)       12.4            9.1
Net assets, end of period
  (000)..................  $ 1,261,910   $ 541,244   $ 255,710   $ 82,985      $  56,340   $  53,908   $  33,240      $   1,467
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......         0.75        0.75        0.79       0.84           1.00        1.00        1.00           1.25
Ratio of net investment
  income to average net
  assets (%)(c)..........         7.36        7.93        8.34       7.92           8.08        7.13        7.09           7.84
Portfolio turnover
  (%)(a).................           41          42          35         87             24          24          41             24
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............         0.77        0.75        0.79       0.84           1.05        1.06        1.20           2.80
    Net investment income
      per share would
      have been..........  $      0.85   $    0.86   $    0.82   $   0.83      $    0.49   $    0.66   $    0.82(e)    $    0.38(e)


                             1998#
                           ---------
Net asset value,
  beginning of period....  $   12.83
                           ---------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............       0.47
  Net realized and
    unrealized gain
    (loss) on
    investments..........      (0.62)
                           ---------
    Total from investment
      operations.........      (0.15)
                           ---------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....      (0.40)
  Distributions in excess
    of net investment
    income...............       0.00
  Distributions from net
    realized capital
    gains................       0.00
                           ---------
    Total
      distributions......      (0.40)
                           ---------
Net asset value, end of
  period.................  $   12.28
                           ---------
                           ---------
Total return (%)(a)(b)...       (1.3)
Net assets, end of period
  (000)..................  $     630
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......       1.25
Ratio of net investment
  income to average net
  assets (%)(c)..........       7.45
Portfolio turnover
  (%)(a).................         24
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............       6.32
    Net investment income
      per share would
      have been..........  $    0.15

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
  # From commencement of class operations on January 2, 1998 through September 30, 1998.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                               GLOBAL BOND FUND
                           ------------------------
                             INSTITUTIONAL CLASS
                           ------------------------
                              1999*
                           (UNAUDITED)     1998**
                           ------------   ---------
Net asset value,
  beginning of period....     $   11.93   $   11.83
                           ------------   ---------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............          0.39        0.53
  Net realized and
    unrealized gain
    (loss) on
    investments..........          1.24       (0.43)
                           ------------   ---------
    Total from investment
      operations.........          1.63        0.10
                           ------------   ---------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....         (0.70)       0.00
  Distributions in excess
    of net investment
    income...............          0.00        0.00
  Distributions from
    capital..............          0.00        0.00
  Distributions from net
    realized capital
    gains................         (0.29)       0.00
                           ------------   ---------
    Total
      distributions......         (0.99)       0.00
                           ------------   ---------
Net asset value, end of
  period.................     $   12.57   $   11.93
                           ------------   ---------
                           ------------   ---------
Total return (%)(a)(b)...          13.9         0.9
Net assets, end of period
  (000)..................     $  34,797   $  29,860
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......          0.90        0.90
Ratio of net investment
  income to average net
  assets (%)(c)..........          6.47        6.00
Portfolio turnover
  (%)(a).................             7          28
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have
      been (%)(c)........          1.09        1.18
    Net investment income
      per share would
      have been..........     $    0.38   $    0.51

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------

                                                            GLOBAL BOND FUND
                           -----------------------------------------------------------------------------------
                                        INSTITUTIONAL CLASS
                           ---------------------------------------------              RETAIL CLASS
                                                                           -----------------------------------
                                  FOR THE YEAR ENDED DECEMBER 31,
                           ---------------------------------------------      1999*
                             1997        1996        1995        1994      (UNAUDITED)     1998**     1997***
                           ---------   ---------   ---------   ---------   ------------   ---------   --------
Net asset value,
  beginning of period....  $   12.35   $   11.39   $    9.82   $   11.06      $   11.91   $   11.83    $ 12.35
                           ---------   ---------   ---------   ---------   ------------   ---------   --------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............       0.71        0.44        1.04        0.67           0.38(e)      0.44      0.63(e)
  Net realized and
    unrealized gain
    (loss) on
    investments..........      (0.42)       1.27        1.31       (1.63)          1.23       (0.36)     (0.37)
                           ---------   ---------   ---------   ---------   ------------   ---------   --------
    Total from investment
      operations.........       0.29        1.71        2.35       (0.96)          1.61        0.08       0.26
                           ---------   ---------   ---------   ---------   ------------   ---------   --------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....      (0.69)      (0.75)      (0.78)      (0.04)         (0.67)       0.00      (0.69)
  Distributions in excess
    of net investment
    income...............      (0.12)       0.00        0.00        0.00           0.00        0.00      (0.09)
  Distributions from
    capital..............       0.00        0.00        0.00       (0.24)          0.00        0.00       0.00
  Distributions from net
    realized capital
    gains................       0.00        0.00        0.00        0.00          (0.29)       0.00       0.00
                           ---------   ---------   ---------   ---------   ------------   ---------   --------
    Total
      distributions......      (0.81)      (0.75)      (0.78)      (0.28)         (0.96)       0.00      (0.78)
                           ---------   ---------   ---------   ---------   ------------   ---------   --------
Net asset value, end of
  period.................  $   11.83   $   12.35   $   11.39   $    9.82      $   12.56   $   11.91    $ 11.83
                           ---------   ---------   ---------   ---------   ------------   ---------   --------
                           ---------   ---------   ---------   ---------   ------------   ---------   --------
Total return (%)(a)(b)...        2.3        15.0        23.9        (8.7)          13.8         0.7        2.0
Net assets, end of period
  (000)..................  $  28,401   $  26,513   $  10,304   $  25,584      $   6,451   $   6,376    $ 4,694
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......       0.90        1.50        1.50        1.30           1.15        1.15       1.15
Ratio of net investment
  income to average net
  assets (%)(c)..........       5.88        6.37        8.17        7.02           6.22        5.77       5.60
Portfolio turnover
  (%)(a).................         75         131         148         153              7          28         75
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have
      been (%)(c)........       1.22        1.77        1.69        1.30           1.62        1.78       2.44
    Net investment income
      per share would
      have been..........  $    0.67   $    0.42   $    1.02   $    0.67      $    0.36(e) $    0.39   $  0.49(e)

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                                               HIGH YIELD FUND
                                ---------------------------------------------
                                             INSTITUTIONAL CLASS
                                ---------------------------------------------
                                                            FOR THE PERIOD
                                                          ENDED, DECEMBER 31,
                                   1999*                  -------------------
                                (UNAUDITED)     1998**      1997     1996***
                                ------------   --------   --------   --------
  Net asset value, beginning
    of period.................     $    8.17   $  10.12   $  10.11    $ 10.00
                                ------------   --------   --------   --------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)....................          0.40       0.78(e)     0.83      0.20
  Net realized and unrealized
    gain (loss) on
    investments...............          0.84      (2.28)      0.27       0.11
                                ------------   --------   --------   --------
    Total from investment
      operations..............          1.24      (1.50)      1.10       0.31
                                ------------   --------   --------   --------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income.........         (0.49)     (0.46)     (0.86)     (0.20)
  Distributions from net
    realized capital gains....         (0.21)      0.00      (0.26)      0.00
                                ------------   --------   --------   --------
    Total distributions.......         (0.70)     (0.46)     (1.12)     (0.20)
                                ------------   --------   --------   --------
  Redemption fees.............          0.01       0.01       0.03       0.00
                                ------------   --------   --------   --------
  Net asset value, end of
    period....................     $    8.72   $   8.17   $  10.12    $ 10.11
                                ------------   --------   --------   --------
                                ------------   --------   --------   --------
  Total return (%)(a)(b)......          16.2      (15.6)      11.4        3.1
  Net assets, end of period
    (000).....................     $  19,257   $  6,624   $  5,266    $ 1,939
  Ratio of operating expenses
    to average net assets
    (%)(c)(d).................          0.75       0.75       0.75       0.75
  Ratio of net investment
    income to average net
    assets (%)(c).............         11.99      10.54       8.96       8.85
  Portfolio turnover (%)(a)...            14         33         68          0
  Without giving effect to the
    voluntary expense
    limitations described in
    Note 3 to the Financial
    Statements:
    Ratio of expenses to
      average net assets would
      have been (%)(c)........          1.76       2.42       3.81      12.06
    Net investment income per
      share would have been...     $    0.37   $   0.65(e) $   0.54   $ (0.05)

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
***  Commencement of operations on September 11, 1996.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

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-----------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                              INTERMEDIATE MATURITY BOND FUND
                              -------------------------------
                                    INSTITUTIONAL CLASS
                              -------------------------------
                                 1999*
                              (UNAUDITED)   1998**     1997***
                              -----------   -------    ------
Net asset value, beginning
  of period................   $     10.06   $ 10.03    $10.00
                              -----------   -------    ------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss).................          0.34      0.51(e)   0.64(e)
  Net realized and
    unrealized gain (loss)
    on investments.........         (0.15)    (0.16)     0.00
                              -----------   -------    ------
    Total from investment
      operations...........          0.19      0.35      0.64
                              -----------   -------    ------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income......         (0.37)    (0.32)    (0.56)
  Distributions in excess
    of net investment
    income.................          0.00      0.00     (0.03)
  Distributions from net
    realized capital
    gains..................         (0.09)     0.00     (0.02)
                              -----------   -------    ------
    Total distributions....         (0.46)    (0.32)    (0.61)
                              -----------   -------    ------
Net asset value, end of
  period...................   $      9.79   $ 10.06    $10.03
                              -----------   -------    ------
                              -----------   -------    ------
Total return (%)(a)(b).....           1.9       3.5       6.4
Net assets, end of period
  (000)....................   $     9,188   $ 8,601    $6,305
Ratio of operating expenses
  to average net assets
  (%)(c)(d)................          0.55      0.55      0.55
Ratio of net investment
  income to average net
  assets (%)(c)............          7.00      6.71      6.38
Portfolio turnover
  (%)(a)...................             7        32       119
Without giving effect to
  the voluntary expense
  limitations described in
  Note 3 to the Financial
  Statements:
  Ratio of expenses to
    average net assets
    would have been
    (%)(c).................          1.85      2.27      3.66
  Net investment income per
    share would have
    been...................   $      0.27   $  0.38(e) $ 0.29(e)

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of fund operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------

                              INTERMEDIATE MATURITY BOND FUND
                              --------------------------------
                                        RETAIL CLASS
                              --------------------------------
                                 1999*
                              (UNAUDITED)   1998**     1997***
                              -----------   -------    -------
Net asset value, beginning
  of period................   $     10.06   $ 10.03    $ 10.00
                              -----------   -------    -------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss).................          0.34      0.49(e)    0.64(e)
  Net realized and
    unrealized gain (loss)
    on investments.........         (0.17)    (0.15)     (0.02)
                              -----------   -------    -------
    Total from investment
      operations...........          0.17      0.34       0.62
                              -----------   -------    -------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income......         (0.36)    (0.31)     (0.54)
  Distributions in excess
    of net investment
    income.................          0.00      0.00      (0.03)
  Distributions from net
    realized capital
    gains..................         (0.09)     0.00      (0.02)
                              -----------   -------    -------
    Total distributions....         (0.45)    (0.31)     (0.59)
                              -----------   -------    -------
Net asset value, end of
  period...................   $      9.78   $ 10.06    $ 10.03
                              -----------   -------    -------
                              -----------   -------    -------
Total return (%)(a)(b).....           1.7       3.4        6.2
Net assets, end of period
  (000)....................   $       831   $   663    $   423
Ratio of operating expenses
  to average net assets
  (%)(c)(d)................          0.80      0.80       0.80
Ratio of net investment
  income to average net
  assets (%)(c)............          6.77      6.47       6.13
Portfolio turnover
  (%)(a)...................             7        32        119
Without giving effect to
  the voluntary expense
  limitations described in
  Note 3 to the Financial
  Statements:
  Ratio of expenses to
    average net assets
    would have been
    (%)(c).................          4.50      5.64      14.56
  Net investment income per
    share would have
    been...................   $      0.15   $  0.12(e) $ (0.50)(e)

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of fund operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                               INVESTMENT GRADE BOND FUND
                           -----------------------------------
                                   INSTITUTIONAL CLASS
                           -----------------------------------
                              1999*
                           (UNAUDITED)     1998**     1997***
                           ------------   ---------   --------
Net asset value,
  beginning of period....     $   10.28   $   10.59    $ 10.00
                                 ------   ---------   --------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............          0.32        0.52       0.65
  Net realized and
    unrealized gain
    (loss) on
    investments..........          0.28       (0.50)      0.77
                                 ------   ---------   --------
    Total from investment
      operations.........          0.60        0.02       1.42
                                 ------   ---------   --------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....         (0.34)      (0.33)     (0.63)
  Distributions in excess
    of net investment
    income...............          0.00        0.00      (0.08)
  Distributions from net
    realized capital
    gains................         (0.26)       0.00      (0.12)
                                 ------   ---------   --------
    Total
      distributions......         (0.60)      (0.33)     (0.83)
                                 ------   ---------   --------
Net asset value, end of
  period.................     $   10.28   $   10.28    $ 10.59
                                 ------   ---------   --------
                                 ------   ---------   --------
Total return (%)(a)(b)...           6.1         0.0       14.5
Net assets, end of period
  (000)..................     $   3,505   $   2,778    $ 2,445
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......          0.55        0.55       0.55
Ratio of net investment
  income to average net
  assets (%)(c)..........          7.02        6.68       6.74
Portfolio turnover
  (%)(a).................            20          48        112
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have
      been (%)(c)........          3.46        4.19       7.59
    Net investment income
      per share would
      have been..........     $    0.19   $    0.24    $ (0.03)

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of fund operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------

                               INVESTMENT GRADE BOND FUND
                           -----------------------------------
                                      RETAIL CLASS
                           -----------------------------------
                              1999*
                           (UNAUDITED)     1998**     1997***
                           ------------   ---------   --------
Net asset value,
  beginning of period....     $   10.27   $   10.59    $ 10.00
                                 ------   ---------   --------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............          0.31        0.48       0.62(e)
  Net realized and
    unrealized gain
    (loss) on
    investments..........          0.27       (0.49)      0.78
                                 ------   ---------   --------
    Total from investment
      operations.........          0.58       (0.01)      1.40
                                 ------   ---------   --------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....         (0.33)      (0.31)     (0.62)
  Distributions in excess
    of net investment
    income...............          0.00        0.00      (0.07)
  Distributions from net
    realized capital
    gains................         (0.26)       0.00      (0.12)
                                 ------   ---------   --------
    Total
      distributions......         (0.59)      (0.31)     (0.81)
                                 ------   ---------   --------
Net asset value, end of
  period.................     $   10.26   $   10.27    $ 10.59
                                 ------   ---------   --------
                                 ------   ---------   --------
Total return (%)(a)(b)...           5.8        (0.2)      14.3
Net assets, end of period
  (000)..................     $   2,609   $   1,743    $   862
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......          0.80        0.80       0.80
Ratio of net investment
  income to average net
  assets (%)(c)..........          6.73        6.43       6.51
Portfolio turnover
  (%)(a).................            20          48        112
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have
      been (%)(c)........          3.82        5.25      10.95
    Net investment income
      per share would
      have been..........     $    0.17   $    0.15    $ (0.31)(e)

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of fund operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                             MUNICIPAL BOND FUND
                           ------------------------
                             INSTITUTIONAL CLASS
                           ------------------------
                              1999*
                           (UNAUDITED)     1998**
                           ------------   ---------
Net asset value,
  beginning of period....     $   11.96   $   11.70
                           ------------   ---------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............          0.26        0.40
  Net realized and
    unrealized gain
    (loss) on
    investments..........         (0.20)       0.27
                           ------------   ---------
    Total from investment
      operations.........          0.06        0.67
                           ------------   ---------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....         (0.26)      (0.40)
  Distributions from net
    realized capital
    gains................         (0.19)      (0.01)
                           ------------   ---------
    Total
      distributions......         (0.45)      (0.41)
                           ------------   ---------
Net asset value, end of
  period.................     $   11.57   $   11.96
                           ------------   ---------
                           ------------   ---------
Total return (%)(a)(b)...           0.5         5.9
Net assets, end of period
  (000)..................     $  10,657   $  10,056
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......          0.57        0.60
Ratio of net investment
  income to average net
  assets (%)(c)..........          4.46        4.62
Portfolio turnover
  (%)(a).................            18          30
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............          1.52        1.70
    Net investment income
      per share would
      have been..........     $    0.20   $    0.31

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------

                                      MUNICIPAL BOND FUND
                           -----------------------------------------
                                      INSTITUTIONAL CLASS
                           -----------------------------------------
                                FOR THE YEAR ENDED DECEMBER 31,
                           -----------------------------------------
                             1997       1996       1995       1994
                           --------   --------   --------   --------
Net asset value,
  beginning of period....  $  11.29   $  11.53   $  10.41   $  11.54
                           --------   --------   --------   --------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............      0.56       0.52       0.52       0.52
  Net realized and
    unrealized gain
    (loss) on
    investments..........      0.51      (0.15)      1.16      (1.13)
                           --------   --------   --------   --------
    Total from investment
      operations.........      1.07       0.37       1.68      (0.61)
                           --------   --------   --------   --------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....     (0.56)     (0.52)     (0.52)     (0.52)
  Distributions from net
    realized capital
    gains................     (0.10)     (0.09)     (0.04)      0.00
                           --------   --------   --------   --------
    Total
      distributions......     (0.66)     (0.61)     (0.56)     (0.52)
                           --------   --------   --------   --------
Net asset value, end of
  period.................  $  11.70   $  11.29   $  11.53   $  10.41
                           --------   --------   --------   --------
                           --------   --------   --------   --------
Total return (%)(a)(b)...       9.8        3.3       16.5       (5.4)
Net assets, end of period
  (000)..................  $  8,752   $  8,701   $  7,961   $  7,270
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......      0.60       1.00       1.00       1.00
Ratio of net investment
  income to average net
  assets (%)(c)..........      4.90       4.61       4.72       4.79
Portfolio turnover
  (%)(a).................        50         38         41         28
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............      1.80       2.31       2.02       2.37
    Net investment income
      per share would
      have been..........  $   0.42   $   0.37   $   0.41   $   0.37

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                             SHORT-TERM BOND FUND
                           ------------------------
                             INSTITUTIONAL CLASS
                           ------------------------
                              1999*
                           (UNAUDITED)     1998**
                           ------------   ---------
Net asset value,
  beginning of period....     $    9.96   $    9.75
                           ------------   ---------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............          0.30        0.44
  Net realized and
    unrealized gain
    (loss) on
    investments..........         (0.30)       0.21
                           ------------   ---------
    Total from investment
      operations.........          0.00        0.65
                           ------------   ---------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....         (0.30)      (0.44)
                           ------------   ---------
Net asset value, end of
  period.................     $    9.66   $    9.96
                           ------------   ---------
                           ------------   ---------
Total return (%)(a)(b)...           0.0         6.8
Net assets, end of period
  (000)..................     $  28,413   $  27,288
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......          0.29        0.50
Ratio of net investment
  income to average net
  assets (%)(c)..........          6.18        5.94
Portfolio turnover
  (%)(a).................            56          47
Without giving effect to
  the voluntary expense
  limitations described
  in
  Note 3 to the Financial
  Statements:............
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............          0.62        0.83
    Net investment income
      per share would
      have been..........     $    0.28   $    0.41

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------

                                                         SHORT-TERM BOND FUND
                           ---------------------------------------------------------------------------------
                                        INSTITUTIONAL CLASS
                           ---------------------------------------------             RETAIL CLASS
                                                                           ---------------------------------
                                  FOR THE YEAR ENDED DECEMBER 31,
                           ---------------------------------------------      1999*
                             1997        1996        1995        1994      (UNAUDITED)    1998**    1997***
                           ---------   ---------   ---------   ---------   ------------   -------   --------
Net asset value,
  beginning of period....  $    9.70   $    9.81   $    9.46   $    9.95       $   9.96    $ 9.75    $  9.70
                           ---------   ---------   ---------   ---------          -----   -------   --------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............       0.61        0.55        0.63        0.66           0.29      0.42       0.59
  Net realized and
    unrealized gain
    (loss) on
    investments..........       0.06       (0.11)       0.35       (0.49)         (0.30)     0.21       0.06
                           ---------   ---------   ---------   ---------          -----   -------   --------
    Total from investment
      operations.........       0.67        0.44        0.98        0.17          (0.01)     0.63       0.65
                           ---------   ---------   ---------   ---------          -----   -------   --------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....      (0.62)      (0.55)      (0.63)      (0.66)         (0.29)    (0.42)     (0.60)
                           ---------   ---------   ---------   ---------          -----   -------   --------
Net asset value, end of
  period.................  $    9.75   $    9.70   $    9.81   $    9.46       $   9.66    $ 9.96    $  9.75
                           ---------   ---------   ---------   ---------          -----   -------   --------
                           ---------   ---------   ---------   ---------          -----   -------   --------
Total return (%)(a)(b)...        7.1         4.7        10.6         1.8           (0.1)      6.6        6.9
Net assets, end of period
  (000)..................  $  18,792   $  18,229   $  26,039   $  19,440       $    480    $  773    $   285
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......       0.50        1.00        1.00        1.00           0.55      0.75       0.75
Ratio of net investment
  income to average net
  assets (%)(c)..........       6.34        5.69        6.46        6.88           5.86      5.66       6.04
Portfolio turnover
  (%)(a).................         91         120         214          34             56        47         91
Without giving effect to
  the voluntary expense
  limitations described
  in
  Note 3 to the Financial
  Statements:............
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............       1.19        1.17        1.03        1.33           4.62      6.00      17.77
    Net investment income
      per share would
      have been..........  $    0.55   $    0.53   $    0.62   $    0.63       $   0.09    $ 0.03    $ (1.08)

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                               U.S. GOVERNMENT
                               SECURITIES FUND
                           ------------------------
                             INSTITUTIONAL CLASS
                           ------------------------
                              1999*
                           (UNAUDITED)     1998**
                           ------------   ---------
Net asset value,
  beginning of period....     $   11.41   $   10.70
                           ------------   ---------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............          0.33        0.43
  Net realized and
    unrealized gain
    (loss) on
    investments..........         (0.58)       0.58
                           ------------   ---------
    Total from investment
      operations.........         (0.25)       1.01
                           ------------   ---------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....         (0.30)      (0.30)
                           ------------   ---------
Net asset value, end of
  period.................     $   10.86   $   11.41
                           ------------   ---------
                           ------------   ---------
Total return (%)(a)(b)...          (2.2)        9.6
Net assets, end of period
  (000)..................     $  20,019   $  29,246
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......          0.54        0.60
Ratio of net investment
  income to average net
  assets (%)(c)..........          5.53        5.61
Portfolio turnover
  (%)(a).................            30          84
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............          0.87        0.97
    Net investment income
      per share would
      have been..........     $    0.31   $    0.40

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------

                                  U.S. GOVERNMENT SECURITIES FUND
                           ---------------------------------------------
                                        INSTITUTIONAL CLASS
                           ---------------------------------------------
                                  FOR THE YEAR ENDED DECEMBER 31,
                           ---------------------------------------------
                             1997        1996        1995        1994
                           ---------   ---------   ---------   ---------
Net asset value,
  beginning of period....  $   10.08   $   10.64   $    9.22   $   10.53
                           ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............       0.63        0.68        0.66        0.64
  Net realized and
    unrealized gain
    (loss) on
    investments..........       0.61       (0.57)       1.42       (1.30)
                           ---------   ---------   ---------   ---------
    Total from investment
      operations.........       1.24        0.11        2.08       (0.66)
                           ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....      (0.62)      (0.67)      (0.66)      (0.65)
                           ---------   ---------   ---------   ---------
Net asset value, end of
  period.................  $   10.70   $   10.08   $   10.64   $    9.22
                           ---------   ---------   ---------   ---------
                           ---------   ---------   ---------   ---------
Total return (%)(a)(b)...       12.7         1.3        23.0        (6.3)
Net assets, end of period
  (000)..................  $  17,668   $  14,192   $  19,499   $  17,341
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......       0.60        1.00        1.00        1.00
Ratio of net investment
  income to average net
  assets (%)(c)..........       6.29        6.23        6.47        6.60
Portfolio turnover
  (%)(a).................        156         137         169         242
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............       1.23        1.19        1.22        1.22
    Net investment income
      per share would
      have been..........  $    0.57   $    0.66   $    0.64   $    0.62

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------

MARCH 31, 1999 (UNAUDITED)

1. The Loomis Sayles Funds is comprised of sixteen no-load mutual funds (the "Funds").

Each Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified open-end management investment company organized as a Massachusetts business trust. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each Fund.

The Trust consists of the following Funds:

FIXED INCOME FUNDS                             EQUITY FUNDS
---------------------------------------------  ---------------------------------------
Loomis Sayles Bond Fund                        Loomis Sayles Core Value Fund
Loomis Sayles Global Bond Fund                 Loomis Sayles Growth Fund
Loomis Sayles High Yield Fund                  Loomis Sayles International Equity Fund
Loomis Sayles Intermediate Maturity Bond Fund  Loomis Sayles Mid-Cap Growth Fund
Loomis Sayles Investment Grade Bond Fund       Loomis Sayles Mid-Cap Value Fund
Loomis Sayles Municipal Bond Fund              Loomis Sayles Small Cap Growth Fund
Loomis Sayles Short-Term Bond Fund             Loomis Sayles Small Cap Value Fund
Loomis Sayles U.S. Government Securities Fund  Loomis Sayles Worldwide Fund

The Fixed Income Funds (excluding the High Yield Fund, which ceased to offer Retail Class shares effective March 1, 1999, the Municipal Bond and U.S. Government Securities Funds which only offer Institutional Class shares) offer Institutional and Retail Class shares. The Bond Fund also offers Admin Class shares. Each class of shares has an equal pro rata interest in the assets of the relevant fund and general voting privileges. Retail, Institutional and Admin Classes differ with respect to distribution and certain other class-specific expenses and expense reductions. Retail and Admin Class shares are subject to distribution fees at an annual rate of 0.25% of the relevant class' average net assets, pursuant to distribution plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Admin Class shares are subject to service and account maintenance fees at an annual rate of 0.25% of the Admin Class' average net assets. Retail and Admin Class shares have exclusive voting rights with respect to their distribution plans.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Effective September 30, 1998, the Board of Trustees approved a change in the fiscal year end of the Funds to September 30. Certain amounts in the Statements of Changes in Net Assets for prior periods have been reclassified to conform to current period presentations. The following summarizes the significant accounting policies of the Fixed Income
Funds:

A. SECURITY VALUATION -- Long-term debt securities for which quotations are readily available are valued by a pricing service, as approved by the Board of Trustees, which

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
MARCH 31, 1999 (UNAUDITED)
generally uses the most recent bid prices in the principal market in which such securities are normally traded. Municipal debt securities are valued by a pricing service, as approved by the Board of Trustees, which generally uses a computerized matrix system or dealer supplied quotations that consider market transactions for comparable securities. Equity securities for which quotations are readily available are valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

B. REPURCHASE AGREEMENTS -- The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral be at least equal to 102% of the repurchase price. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Funds may be delayed or limited.

C. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS -- The books and records of each of the Funds (including those Funds that invest in foreign securities) are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities are translated at contractual currency exchange rates established at the time of the trade. Income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of securities held. All such fluctuations are included with net realized and unrealized gain or loss on investments.

Net realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses from the sale of short-term securities and holdings of foreign currencies, foreign currency gains and losses between trade dates and settlement dates on investment securities transactions, sales and maturities of forward foreign

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
MARCH 31, 1999 (UNAUDITED)
currency exchange contracts, and the difference between the amounts of daily interest accruals on the books of the Funds and the amounts actually received resulting from changes in exchange rates on the payable date.

Certain funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency exchange contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of foreign currency exchange contracts is included in the cost basis of the associated investment.

Each Fund (except the Municipal Bond and U.S. Government Securities Funds) may purchase securities of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments and their markets may be less liquid and the prices of such securities may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Each Fund that may invest in foreign securities may enter into forward foreign currency exchange contracts to protect securities against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.

The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward currency exchange rate and the change in market value is recorded as unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statements of Assets and Liabilities. Realized gain or loss is recognized when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and recorded as realized gain (loss) on foreign currency transactions in the Funds' Statements of Operations.

Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparties to meet the terms of their contracts and from

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
MARCH 31, 1999 (UNAUDITED)
unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 1999, the Global Bond Fund had the following open forward foreign currency exchange contracts:

                                        LOCAL     AGGREGATE                 UNREALIZED
                           DELIVERY   CURRENCY       FACE       TOTAL      APPRECIATION
                             DATE      AMOUNT       AMOUNT      VALUE     (DEPRECIATION)
                           --------  -----------  ----------  ----------  ---------------
Euro (buy)                  5/28/99      200,000  $  226,486  $  216,544      $    (9,942)
Euro (buy)                  5/28/99    1,200,000   1,348,620   1,299,265          (49,355)
Euro (buy)                  5/28/99      825,000     917,829     893,245          (24,584)
Euro (buy)                  5/28/99    1,100,000   1,219,097   1,190,993          (28,104)
Euro (sell)                 5/28/99    3,325,000   3,877,582   3,600,047          277,535
Japanese Yen (sell)        12/22/99  175,000,000   1,505,635   1,530,983          (25,348)
                                                                          ---------------
                                                                              $   140,202
                                                                          ---------------
                                                                          ---------------

E. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES -- Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Discounts on zero coupon bonds, original issues, step bonds and payment in kind bonds are accreted according to the effective interest method. Interest income on the Municipal Bond Fund is decreased by the amortization of premium. Premiums are amortized using the yield to maturity method. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed are apportioned among the Funds based on relative net assets.

Investment income, realized and unrealized gains and losses, and the common expenses of the fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution and certain other class specific fees and expense reductions.

F. FEDERAL INCOME TAXES -- Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Municipal Bond Fund and Short-Term Bond Fund declare dividends daily to shareholders of record at the time and pay dividends monthly. The Bond, High Yield, Intermediate Maturity Bond, Investment Grade Bond and U.S. Government Securities Funds declare and pay their net investment income quarterly. The Global Bond Fund declares and pays its net investment income to shareholders annually. Distributions from net realized capital gains are declared and paid

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
MARCH 31, 1999 (UNAUDITED)
on an annual basis by all of the funds. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for litigation proceeds, foreign currency transactions, capital loss carryforwards, non-deductible organization costs, deferred losses due to wash sales, excise tax regulations and net operating losses. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Dividends from net investment income are determined on a class level. Capital gains are determined on a Fund level.

H. REDEMPTION FEES -- Shares held in the High Yield Fund less than one year are subject to a redemption fee equal to 2% of the amount redeemed. For the six months ended March 31, 1999, the redemption fees amounted to $35,636 for the Institutional Class.

I. ORGANIZATION EXPENSE AND DEFERRED REGISTRATION COSTS -- Organization costs incurred by the High Yield Fund are being amortized over 60 months.

2. PURCHASES AND SALES OF SECURITIES -- (excluding short-term investments) for each Fund for the six months ended March 31, 1999 were as follows:

                                                      PURCHASES
                                          ---------------------------------
                                          U.S. GOVERNMENT        OTHER
                                          ----------------   --------------
Bond Fund...............................     $  54,379,688   $  312,791,678
Global Bond Fund........................         1,444,453        2,547,910
High Yield Fund.........................           593,469        8,072,938
Intermediate Maturity Bond Fund.........           103,281        1,231,565
Investment Grade Bond Fund..............           590,340        1,267,262
Municipal Bond Fund.....................           820,785        1,757,013
Short-Term Bond Fund....................         5,898,032        9,923,956
U.S. Government Securities Fund.........         6,657,120          543,750

                                                    SALES
                                          --------------------------
                                              U.S.
                                           GOVERNMENT      OTHER
                                          ------------  ------------
Bond Fund...............................  $175,068,371  $210,359,484
Global Bond Fund........................             0     2,741,439
High Yield Fund.........................       607,647     1,431,238
Intermediate Maturity Bond Fund.........       348,782       333,251
Investment Grade Bond Fund..............       269,260       715,548
Municipal Bond Fund.....................       329,873     1,495,372
Short-Term Bond Fund....................    11,721,909     3,554,838
U.S. Government Securities Fund.........    11,301,434     2,745,787

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- For the six months ended March 31, 1999, the Funds incurred management fees payable to Loomis Sayles.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
MARCH 31, 1999 (UNAUDITED)
Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by NVEST, L.P., a publicly-traded limited partnership whose general partner is indirectly owned by Metropolitan Life Insurance Company. Separate management agreements for each Fund in effect during the six months ended March 31, 1999 provided for fees at the following annual percentage rate of each Fund's average daily net assets indicated below. Loomis Sayles voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund to the following percentage rate of the Fund's average daily net assets:

                                                    MAXIMUM EXPENSE RATIOS
                                             -------------------------------------
                                MANAGEMENT   INSTITUTIONAL    RETAIL       ADMIN
FUND                               FEES          CLASS         CLASS       CLASS
------------------------------  ----------   -------------   ---------   ---------
Bond Fund.....................    0.60%          0.75%         1.00%       1.25%
Global Bond Fund..............    0.60%          0.90%         1.15%        --
High Yield Fund...............    0.60%          0.75%          --          --
Intermediate Maturity Bond
  Fund........................    0.40%          0.55%         0.80%        --
Investment Grade Bond Fund....    0.40%          0.55%         0.80%        --
Municipal Bond Fund (1).......    0.30%          0.50%          --          --
Short-Term Bond Fund (2)......    0.00%          0.25%         0.50%        --
U.S. Government Securities
  Fund (3)....................    0.30%          0.50%          --          --

(1) Effective February 1, 1999, the Municipal Bond Fund reduced its management fees and expense limitation for the Institutional Class from 0.40% and 0.60%, respectively.
(2) Effective October 27, 1998, the Short-Term Bond Fund waived its management fees and reduced the Fund's expense limitation for the Institutional and Retail Classes. Previously, the management fees were 0.25%, and the expense limitations were 0.50% and 0.75% for the Institutional and Retail Classes, respectively. The waiver of management fees will remain in effect through December 31, 1999.
(3) Effective December 1, 1998, the U.S. Government Securities Fund reduced its management fees and expense limitation for the Institutional Class from 0.40% and 0.60%, respectively.

Loomis Sayles may change or terminate these voluntary agreements at any time, but the relevant prospectus would be supplemented at the time to describe the change.

A. TRUSTEES FEES AND EXPENSES -- The Trust does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Loomis Sayles, NVEST, L.P. or their affiliates. Each independent trustee is compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund per year, plus travel expenses for each meeting attended.

B. SHAREHOLDERS -- At March 31, 1999, Loomis Sayles held 118,174 shares of the Investment Grade Bond Fund. Loomis Sayles Distributors, LP held 18,165 shares of the

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
MARCH 31, 1999 (UNAUDITED)
U.S. Government Securities Fund. In addition, Loomis-Sayles Funded Pension Plan and the Loomis Sayles & Company, L.P. Employees' Defined Contribution Retirement Plans held shares of beneficial interest in the Funds as follows:

                                                     DEFINED
                                          PENSION   CONTRIBUTION
                                            PLAN      PLANS
                                          --------  ----------
Bond Fund...............................   917,828   1,073,308
Global Bond Fund........................   693,388     243,202
High Yield Fund.........................   251,570     461,371
Intermediate Maturity Bond Fund.........   328,386     182,713
Investment Grade Bond Fund..............         0      93,177
Short-Term Bond Fund....................     3,157     348,828
U.S. Government Securities Fund.........   237,319     421,154

4. CREDIT RISK -- The Bond Fund may invest up to 35%, the Global Bond and Short-Term Bond Funds each may invest up to 20%, the Intermediate Maturity Bond and the Investment Grade Bond Funds each may invest up to 10%, and the High Yield Fund will normally invest at least 65% of its assets in securities offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These securities are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities.

5. LINE OF CREDIT -- The Trust has entered into an agreement which enables each Fund to borrow under a $25 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by the Trust and apportioned among the Funds based on each Fund's average daily unused portion of the line of credit. During the six months ended March 31, 1999, the Funds had no borrowings under the agreement.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
MARCH 31, 1999 (UNAUDITED)

6. CAPITAL STOCK TRANSACTIONS -- The tables below summarize the transactions in Fund shares for the periods indicated:

                                                        LOOMIS SAYLES BOND FUND
                           ----------------------------------------------------------------------------------
                                SIX MONTHS ENDED           NINE MONTHS ENDED               YEAR ENDED
                                 MARCH 31, 1999            SEPTEMBER 30, 1998          DECEMBER 31, 1997
INSTITUTIONAL CLASS        --------------------------  --------------------------  --------------------------
SHARES                       SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
-------------------------  -----------  -------------  -----------  -------------  -----------  -------------
Issued from the sale of
  shares.................   21,913,184  $ 264,791,210   49,569,713  $ 643,942,732   63,069,086  $ 809,023,819
Issued in connection with
  the reinvestment of
  distributions..........    8,719,017    104,473,070    3,232,707     42,426,449    5,492,835     70,465,752
Redeemed.................  (24,166,841)  (291,921,459) (32,878,290)  (415,107,300) (13,902,007)  (177,561,664)
                           -----------  -------------  -----------  -------------  -----------  -------------
Net change...............    6,465,360  $  77,342,821   19,924,130  $ 271,261,881   54,659,914  $ 701,927,907
                           -----------  -------------  -----------  -------------  -----------  -------------
                           -----------  -------------  -----------  -------------  -----------  -------------


RETAIL CLASS SHARES          SHARES        AMOUNT        SHARES        AMOUNT        SHARES*       AMOUNT*
-------------------------  -----------  -------------  -----------  -------------  -----------  -------------
Issued from the sale of
  shares.................      997,250  $  12,056,465    2,932,181  $  38,054,173    2,944,758  $  37,693,272
Issued in connection with
  the reinvestment of
  distributions..........      346,242      4,148,645      108,877      1,427,318      124,248      1,597,794
Redeemed.................   (1,172,751)   (14,116,087)  (1,247,077)   (15,934,708)    (476,803)    (6,205,606)
                           -----------  -------------  -----------  -------------  -----------  -------------
Net change...............      170,741  $   2,089,023    1,793,981  $  23,546,783    2,592,203  $  33,085,460
                           -----------  -------------  -----------  -------------  -----------  -------------
                           -----------  -------------  -----------  -------------  -----------  -------------

ADMIN CLASS SHARES                SHARES       AMOUNT       SHARES**      AMOUNT**
------------------------------  ----------  -------------  -----------  -------------
Issued from the sale of
  shares......................      78,573  $     948,357       56,540  $     710,656
Issued in connection with the
  reinvestment of
  distributions...............       7,626         91,336          273          3,555
Redeemed......................     (18,670)      (224,578)      (5,555)       (71,476)
                                ----------  -------------  -----------  -------------
Net change....................      67,529  $     815,115       51,258  $     642,735
                                ----------  -------------  -----------  -------------
                                ----------  -------------  -----------  -------------

  *  From January 2, 1997 (commencement of class operations).
 **  From January 2, 1998 (commencement of class operations).

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
MARCH 31, 1999 (UNAUDITED)

                                              LOOMIS SAYLES GLOBAL BOND FUND
                           --------------------------------------------------------------------
                              SIX MONTHS ENDED       NINE MONTHS ENDED         YEAR ENDED
                               MARCH 31, 1999       SEPTEMBER 30, 1998      DECEMBER 31, 1997
INSTITUTIONAL CLASS        ----------------------  ---------------------  ---------------------
SHARES                      SHARES      AMOUNT      SHARES     AMOUNT      SHARES     AMOUNT
-------------------------  ---------  -----------  --------  -----------  --------  -----------
Issued from the sale of
  shares.................    198,971  $ 2,460,864   318,651  $ 3,936,730   450,349  $ 5,703,587
Issued in connection with
  the reinvestment of
  distributions..........    192,759    2,349,727         0            0   141,324    1,676,109
Redeemed.................   (125,327)  (1,563,891) (217,195)  (2,625,824) (338,278)  (4,226,586)
                           ---------  -----------  --------  -----------  --------  -----------
Net change...............    266,403  $ 3,246,700   101,456  $ 1,310,906   253,395  $ 3,153,110
                           ---------  -----------  --------  -----------  --------  -----------
                           ---------  -----------  --------  -----------  --------  -----------


RETAIL CLASS SHARES         SHARES      AMOUNT      SHARES     AMOUNT     SHARES*     AMOUNT*
-------------------------  ---------  -----------  --------  -----------  --------  -----------
Issued from the sale of
  shares.................    123,308  $ 1,522,648   348,774  $ 4,233,202   568,889  $ 7,115,633
Issued in connection with
  the reinvestment of
  distributions..........     32,073      390,975         0            0    18,404      218,453
Redeemed.................   (176,892)  (2,252,457) (210,389)  (2,533,545) (190,528)  (2,420,537)
                           ---------  -----------  --------  -----------  --------  -----------
Net change...............    (21,511) $  (338,834)  138,385  $ 1,699,657   396,765  $ 4,913,549
                           ---------  -----------  --------  -----------  --------  -----------
                           ---------  -----------  --------  -----------  --------  -----------

  *  From January 2, 1997 (commencement of class operations).

                                             LOOMIS SAYLES HIGH YIELD FUND
                           ------------------------------------------------------------------
                              SIX MONTHS ENDED       NINE MONTHS ENDED        YEAR ENDED
                               MARCH 31, 1999       SEPTEMBER 30, 1998     DECEMBER 31, 1997
INSTITUTIONAL CLASS        ----------------------  ---------------------  -------------------
SHARES                      SHARES      AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
-------------------------  ---------  -----------  --------  -----------  -------  ----------
Issued from the sale of
  shares.................  1,406,368  $11,678,877   403,057  $ 3,805,612  345,923  $3,577,772
Issued in connection with
  the reinvestment of
  distributions..........     87,543      703,582    24,997      253,653   41,158     424,573
Redeemed.................    (95,703)    (799,384) (137,504)  (1,355,726) (58,540)   (600,500)
                           ---------  -----------  --------  -----------  -------  ----------
Net change...............  1,398,208  $11,583,075   290,550  $ 2,703,539  328,541  $3,401,845
                           ---------  -----------  --------  -----------  -------  ----------
                           ---------  -----------  --------  -----------  -------  ----------


RETAIL CLASS SHARES        SHARES**    AMOUNT**     SHARES     AMOUNT     SHARES*   AMOUNT*
-------------------------  ---------  -----------  --------  -----------  -------  ----------
Issued from the sale of
  shares.................    249,386  $ 2,039,291   518,798  $ 5,290,659  343,422  $3,602,850
Issued in connection with
  the reinvestment of
  distributions..........     36,252      290,541    20,313      204,878   20,171     207,933
Redeemed.................   (778,096)  (6,449,681) (357,083)  (3,384,654) (53,163)   (558,960)
                           ---------  -----------  --------  -----------  -------  ----------
Net change...............   (492,458) $(4,119,849)  182,028  $ 2,110,883  310,430  $3,251,823
                           ---------  -----------  --------  -----------  -------  ----------
                           ---------  -----------  --------  -----------  -------  ----------

  *  From January 2, 1997 (commencement of class operations).
 **  The High Yield Fund's Retail Class ceased to be offered on March 1, 1999.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
MARCH 31, 1999 (UNAUDITED)

                                     LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND
                           -----------------------------------------------------------------
                             SIX MONTHS ENDED      NINE MONTHS ENDED        YEAR ENDED
                              MARCH 31, 1999      SEPTEMBER 30, 1998    DECEMBER 31, 1997*
INSTITUTIONAL CLASS        ---------------------  -------------------  ---------------------
SHARES                       SHARES     AMOUNT    SHARES     AMOUNT     SHARES     AMOUNT
-------------------------  ----------  ---------  -------  ----------  --------  -----------
Issued from the sale of
  shares.................      73,870  $ 717,424  233,463  $2,368,867   713,449  $ 7,196,630
Issued in connection with
  the reinvestment of
  distributions..........      37,290    364,068   22,897     232,444    26,496      269,072
Redeemed.................     (26,998)  (261,871) (30,328)   (303,969) (111,401)  (1,136,539)
                           ----------  ---------  -------  ----------  --------  -----------
Net change...............      84,162  $ 819,621  226,032  $2,297,342   628,544  $ 6,329,163
                           ----------  ---------  -------  ----------  --------  -----------
                           ----------  ---------  -------  ----------  --------  -----------


RETAIL CLASS SHARES          SHARES     AMOUNT    SHARES     AMOUNT     SHARES     AMOUNT
-------------------------  ----------  ---------  -------  ----------  --------  -----------
Issued from the sale of
  shares.................      20,619  $ 200,065   24,281  $  245,832    40,713  $   419,211
Issued in connection with
  the reinvestment of
  distributions..........       2,923     28,527    1,478      15,004     1,410       14,327
Redeemed.................      (4,468)   (43,611)  (1,979)    (19,695)        0            0
                           ----------  ---------  -------  ----------  --------  -----------
Net change...............      19,074  $ 184,981   23,780  $  241,141    42,123  $   433,538
                           ----------  ---------  -------  ----------  --------  -----------
                           ----------  ---------  -------  ----------  --------  -----------

  *  From January 2, 1997 (commencement of operations).

                                     LOOMIS SAYLES INVESTMENT GRADE BOND FUND
                           -------------------------------------------------------------
                            SIX MONTHS ENDED     NINE MONTHS ENDED       YEAR ENDED
                             MARCH 31, 1999     SEPTEMBER 30, 1998   DECEMBER 31, 1997*
INSTITUTIONAL CLASS        -------------------  -------------------  -------------------
SHARES                     SHARES     AMOUNT    SHARES     AMOUNT    SHARES     AMOUNT
-------------------------  -------  ----------  -------  ----------  -------  ----------
Issued from the sale of
  shares.................   91,965  $  927,500   83,930  $  899,316  217,283  $2,218,354
Issued in connection with
  the reinvestment of
  distributions..........   13,864     139,357    6,974      75,189   14,216     150,066
Redeemed.................  (35,061)   (348,420) (51,401)   (544,680)    (689)     (7,042)
                           -------  ----------  -------  ----------  -------  ----------
Net change...............   70,768  $  718,437   39,503  $  429,825  230,810  $2,361,378
                           -------  ----------  -------  ----------  -------  ----------
                           -------  ----------  -------  ----------  -------  ----------


RETAIL CLASS SHARES        SHARES     AMOUNT    SHARES     AMOUNT    SHARES     AMOUNT
-------------------------  -------  ----------  -------  ----------  -------  ----------
Issued from the sale of
  shares.................  169,720  $1,709,496  175,281  $1,867,621   80,460  $  849,980
Issued in connection with
  the reinvestment of
  distributions..........   12,127     121,689    3,339      35,976    3,968      42,198
Redeemed.................  (97,211)   (975,279) (90,210)   (959,137)  (3,085)    (32,703)
                           -------  ----------  -------  ----------  -------  ----------
Net change...............   84,636  $  855,906   88,410  $  944,460   81,343  $  859,475
                           -------  ----------  -------  ----------  -------  ----------
                           -------  ----------  -------  ----------  -------  ----------

  *  From January 2, 1997 (commencement of operations).

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
MARCH 31, 1999 (UNAUDITED)

                                               LOOMIS SAYLES MUNICIPAL BOND FUND
                           --------------------------------------------------------------------------
                               SIX MONTHS ENDED        NINE MONTHS ENDED            YEAR ENDED
                                MARCH 31, 1999         SEPTEMBER 30, 1998       DECEMBER 31, 1997
INSTITUTIONAL CLASS        ------------------------  ----------------------  ------------------------
SHARES                       SHARES       AMOUNT      SHARES      AMOUNT       SHARES       AMOUNT
-------------------------  ----------  ------------  ---------  -----------  ----------  ------------
Issued from the sale of
  shares.................      71,914  $    844,694    143,442  $ 1,678,346     146,945  $  1,692,152
Issued in connection with
  the reinvestment of
  distributions..........      23,887       279,877     18,995      222,768      29,000       331,863
Redeemed.................     (15,668)     (185,499)   (70,077)    (823,187)   (198,471)   (2,254,718)
                           ----------  ------------  ---------  -----------  ----------  ------------
Net change...............      80,133  $    939,072     92,360  $ 1,077,927     (22,526) $   (230,703)
                           ----------  ------------  ---------  -----------  ----------  ------------
                           ----------  ------------  ---------  -----------  ----------  ------------

                                               LOOMIS SAYLES SHORT-TERM BOND FUND
                           --------------------------------------------------------------------------
                               SIX MONTHS ENDED        NINE MONTHS ENDED            YEAR ENDED
                                MARCH 31, 1999         SEPTEMBER 30, 1998       DECEMBER 31, 1997
INSTITUTIONAL CLASS        ------------------------  ----------------------  ------------------------
SHARES                       SHARES       AMOUNT      SHARES      AMOUNT       SHARES       AMOUNT
-------------------------  ----------  ------------  ---------  -----------  ----------  ------------
Issued from the sale of
  shares.................     692,339  $  6,757,321  1,356,852  $13,272,732   1,184,127  $ 11,497,925
Issued in connection with
  the reinvestment of
  distributions..........      78,276       763,283     96,022      940,824      94,766       918,722
Redeemed.................    (570,506)   (5,565,754)  (639,795)  (6,265,207) (1,232,069)  (11,926,660)
                           ----------  ------------  ---------  -----------  ----------  ------------
Net change...............     200,109  $  1,954,850    813,079  $ 7,948,349      46,824  $    489,987
                           ----------  ------------  ---------  -----------  ----------  ------------
                           ----------  ------------  ---------  -----------  ----------  ------------


RETAIL CLASS SHARES          SHARES       AMOUNT      SHARES      AMOUNT      SHARES*      AMOUNT*
-------------------------  ----------  ------------  ---------  -----------  ----------  ------------
Issued from the sale of
  shares.................      19,155  $    188,325     82,800  $   812,944      45,040  $    436,711
Issued in connection with
  the reinvestment of
  distributions..........       1,408        13,734      1,371       13,467       1,073        10,404
Redeemed.................     (48,503)     (477,656)   (35,738)    (348,869)    (16,930)     (163,198)
                           ----------  ------------  ---------  -----------  ----------  ------------
Net change...............     (27,940) $   (275,597)    48,433  $   477,542      29,183  $    283,917
                           ----------  ------------  ---------  -----------  ----------  ------------
                           ----------  ------------  ---------  -----------  ----------  ------------

  *  From January 2, 1997 (commencement of class operations).

                                         LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND
                           --------------------------------------------------------------------------
                               SIX MONTHS ENDED        NINE MONTHS ENDED            YEAR ENDED
                                MARCH 31, 1999         SEPTEMBER 30, 1998       DECEMBER 31, 1997
INSTITUTIONAL CLASS        ------------------------  ----------------------  ------------------------
SHARES                       SHARES       AMOUNT      SHARES      AMOUNT       SHARES       AMOUNT
-------------------------  ----------  ------------  ---------  -----------  ----------  ------------
Issued from the sale of
  shares.................     322,269  $  3,638,193  1,006,132  $11,019,527     444,723  $  4,676,742
Issued in connection with
  the reinvestment of
  distributions..........      60,412       679,918     47,646      517,587      77,074       792,744
Redeemed.................  (1,101,890)  (12,212,775)  (142,676)  (1,568,841)   (277,818)   (2,799,223)
                           ----------  ------------  ---------  -----------  ----------  ------------
Net change...............    (719,209) $ (7,894,664)   911,102  $ 9,968,273     243,979  $  2,670,263
                           ----------  ------------  ---------  -----------  ----------  ------------
                           ----------  ------------  ---------  -----------  ----------  ------------

-----------------------------------------------------------------------

ADDITIONAL FUND INFORMATION
-------------------------------------------------------

                   SUPPLEMENTS TO LOOMIS SAYLES PROSPECTUSES

-----------------------------------------------------------------------
LOOMIS SAYLES MUNICIPAL BOND FUND
SUPPLEMENT DATED JANUARY 21, 1999 TO PROSPECTUS DATED JANUARY 1, 1999

Effective February 1, 1999, Loomis Sayles has voluntarily agreed, for an indefinite period, to limit the Management Fees for the Municipal Bond Fund to
 .30% of the Fund's daily net assets. In addition, Loomis Sayles has voluntarily agreed to limit the Fund's total operating expenses to 0.50% of the Fund's daily net assets. This waiver and expense limitation may, however, be terminated at any time upon notice to the Fund.
-----------------------------------------------------------------------
LOOMIS SAYLES SHORT-TERM BOND FUND
SUPPLEMENT DATED FEBRUARY 16, 1999 TO PROSPECTUSES DATED JANUARY 1, 1999

John Hyll, Vice President of the Trust and of Loomis Sayles, serves as the sole portfolio manager of the Short-Term Bond Fund. Mr. Hyll has been employed by Loomis Sayles for over five years.
-----------------------------------------------------------------------
LOOMIS SAYLES STRATEGIC VALUE FUND
SUPPLEMENT DATED FEBRUARY 22, 1999 TO PROSPECTUSES DATED JANUARY 1, 1999

Effective immediately, shares of the Loomis Sayles Strategic Value Fund are no longer available for purchase or exchange.
-----------------------------------------------------------------------
LOOMIS SAYLES PARTNERS SERIES
SUPPLEMENT DATED APRIL 1, 1999 TO PROSPECTUS DATED JANUARY 1, 1999

The Loomis Sayles Municipal Bond Fund may invest up to 25% of its total assets in fixed income securities of below investment grade quality (commonly referred to as "junk bonds").
-----------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
SUPPLEMENT DATED APRIL 1, 1999 TO PROSPECTUSES DATED JANUARY 1, 1999

The Loomis Sayles Mid-Cap Value and Loomis Sayles Small Cap Value Funds may invest in securities of closed-end investment companies, to the extent permitted by the Investment Company Act of 1940.
-----------------------------------------------------------------------
LOOMIS SAYLES GROWTH FUND
SUPPLEMENT DATED APRIL 15, 1999 SUPERSEDING SUPPLEMENTS DATED MARCH 16, 1999 AND JANUARY 20, 1999 TO PROSPECTUS DATED JANUARY 1, 1999

Robert S. Takazawa, Jr. and Mark B. Baribeau, Vice Presidents of Loomis Sayles, serve as the portfolio managers of the Loomis Sayles Growth Fund. Both Mr. Takazawa and Mr. Baribeau have been employed by Loomis Sayles for more than five years.
-----------------------------------------------------------------------

-----------------------------------------------------------------------
-----------------------------------------------------------------------
LOOMIS SAYLES ADMIN CLASS PROSPECTUS
SUPPLEMENT DATED APRIL 15, 1999 TO PROSPECTUS DATED JANUARY 1, 1999

The second paragraph on page 19 under the section captioned "Fund Expenses" should be revised as follows:

    Loomis Sayles has voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other Fund expenses to the extent necessary to limit Fund total annual operating expenses of the Admin Class of shares of each Fund to the following annual percentage rate of the Fund's average daily net assets:

FUND                                                RATE
--------------------------------------------------  -----
Bond..............................................  1.25%
Small Cap Value...................................  1.50%

-----------------------------------------------------------------------
LOOMIS SAYLES MID-CAP GROWTH FUND
SUPPLEMENT DATED MAY 7, 1999 SUPERSEDING SUPPLEMENT DATED JANUARY 20, 1999 TO THE LOOMIS SAYLES FUNDS' EQUITY FUNDS PROSPECTUSES DATED JANUARY 1, 1999

Effective May 7, 1999, the name of the Loomis Sayles Mid-Cap Growth Fund is changed to the Loomis Sayles Aggressive Growth Fund.

Christopher R. Ely, Philip C. Fine and David L. Smith, Vice Presidents of the Trust and of Loomis Sayles, serve as portfolio managers of the Fund. Prior to joining Loomis Sayles in 1996, Messrs. Ely, Fine and Smith were Vice Presidents and Portfolio Managers of Keystone Investment Management Company, Inc.

The first sentence of the second paragraph of the prospectus captioned "Loomis Sayles Mid-Cap Growth Fund" in the section captioned "Investment Objectives and Policies" is revised to state:

       The Fund generally expects to achieve its objective by investing most of its assets in equity securities of companies with a market capitalization that falls within the capitalization range of companies included in the Russell Mid-Cap Growth Index.
-----------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND
SUPPLEMENT DATED MAY 11, 1999 TO FIXED INCOME FUNDS
INSTITUTIONAL AND RETAIL CLASS PROSPECTUSES DATED JANUARY 1, 1999

The Loomis Sayles Investment Grade Bond Fund has changed its dividend payment policy and now will declare and pay dividends monthly. It is expected that the first monthly dividend will be paid on or about July 7, 1999.
-----------------------------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

BOARD OF TRUSTEES AND OFFICERS
-----------------------------------------------------------------------

BOARD OF TRUSTEES
-------------------------------------------------------
Earl W. Foell
                                    Richard S. Holway
Daniel J. Fuss
                                    Michael T. Murray
OFFICERS
-------------------------------------------------------
PRESIDENT
Daniel J. Fuss

EXECUTIVE VICE PRESIDENT
                                    TREASURER
Robert J. Blanding
                                    Mark W. Holland
VICE PRESIDENTS
                                    ASSISTANT TREASURERS
Mark B. Baribeau
                                    Philip R. Murray
James L. Carroll
                                    Nicholas H. Palmerino
Mary C. Champagne
                                    SECRETARY
E. John deBeer
                                    Sheila M. Barry
Paul H. Drexler
William H. Eigen, Jr.
                                    ASSISTANT SECRETARY
Christopher R. Ely
                                    Bonnie S. Thompson
Quentin P. Faulkner
Philip C. Fine
Kathleen C. Gaffney
Isaac H. Green
Dean A. Gulis
Martha F. Hodgman
John Hyll
Jeffrey L. Meade
Kent P. Newmark
Dawn Alston Paige
Jeffrey C. Petherick
Lauren B. Pitalis
Peter B. Ramsden
Philip J. Schettewi
David L. Smith
Robert S. Takazawa, Jr.
Sandra P. Tichenor
Jeffrey W. Wardlow
Gregg D. Watkins
Anthony J. Wilkins
John F. Yeager III
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INVESTMENT ADVISER
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111

TRANSFER AND DIVIDEND PAYING AGENT AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND TRUST COMPANY
Boston Financial Data Services, Inc.
P.O. Box 8314
Boston, Massachusetts 02266

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
One Post Office Square
Boston, Massachusetts 02109

This report has been prepared for the shareholders of the Funds and is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by an effective prospectus.